UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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LIZ CLAIBORNE, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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1441 Broadway
New York, New York 10018

April 7, 2011

Fellow Stockholders:

        It is with great pleasure that I invite you to this year's Annual Meeting of Stockholders, which will be held on Thursday, May 19, 2011, at 1441 Broadway, New York, New York.

        The meeting will start at 10:00 a.m., local time.

        As we did last year, we are utilizing U.S. Securities and Exchange Commission rules allowing companies to furnish their proxy materials over the Internet. Instead of a paper copy of this Proxy Statement and our 2010 Annual Report, most of our stockholders are receiving a notice regarding the availability of our proxy materials. The notice includes instructions on how to access the proxy materials over the Internet. The notice also contains instructions on how each stockholder can receive a paper copy of our proxy materials, including this Proxy Statement, our 2010 Annual Report and a form of proxy card.

        I appreciate your continued confidence in our Company and look forward to seeing you on May 19th.

Sincerely,

William L. McComb Chief Executive Officer

LIZ CLAIBORNE, INC.

Notice of Annual Meeting
and
Proxy Statement
Annual Meeting of Stockholders

May 19, 2011

1441 Broadway
New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        Liz Claiborne, Inc. will hold its Annual Meeting of Stockholders on Thursday, May 19, 2011 at 1441 Broadway, New York, NY beginning at 10:00 a.m., local time.

Purposes of the meeting:

  1.
  To elect ten directors;

  2.
  To hold an advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement;

  3.
  To hold an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;

  4.
  To vote on a proposal to approve the Liz Claiborne, Inc. 2011 Stock Incentive Plan;

  5.
  To vote on a proposal to approve the issuance of 20% or more of our common stock upon conversion of the Company's 6% Convertible Notes issued in June 2009;

  6.
  To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2011 fiscal year;

  7.
  To vote on a stockholder proposal as described in the Proxy Statement; and

  8.
  To consider all other appropriate matters brought before the meeting.

Who may attend:

        Only stockholders, persons holding proxies from stockholders, and representatives of the media and financial community may attend the meeting.

What to bring:

        If your shares are registered in your name, you do not need to bring anything other than picture identification. If, however, your shares are held in the name of a broker, trust, bank, or other nominee, you will also need to bring a proxy or letter from that broker, trust, bank, or nominee that confirms you are the beneficial owner of those shares and evidence of stock holdings, such as a recent brokerage account statement.

Record Date:

        March 22, 2011 is the record date for the meeting. This means that owners of Liz Claiborne stock at the close of business on that date are entitled to:

  •
  Receive notice of the meeting; and

  •
  Vote at the meeting and any adjournments or postponements of the meeting.

Notice Regarding the Availability of Proxy Materials

        Pursuant to Securities and Exchange Commission rules, we are furnishing proxy materials over the Internet and most of our stockholders will receive a Notice Regarding the Availability of Proxy Materials providing directions on how to access the proxy materials over the Internet.

Annual Report:

        If you received a printed copy of the materials, included with the Proxy Statement is a copy of our 2010 Annual Report to Stockholders and a proxy card. The Annual Report is not a part of the Proxy Statement.

        Your vote is important. Please vote promptly so that your shares can be represented, even if you plan to attend the annual meeting. Specific voting instructions can be found in the Questions and Answers section of the Proxy Statement, on the Notice Regarding the Availability of Proxy Materials, the proxy card, or the voting instruction card received from your bank or broker. If you need directions to the meeting, please call 212-626-5777.

By Order of the Board of Directors,

Nicholas Rubino
 Senior Vice President—Chief Legal Officer,
General Counsel and Secretary

New York, New York
April 7, 2011

PROXY STATEMENT

        A Notice Regarding the Availability of Proxy Materials and the Proxy Statement and form of proxy are being distributed and made available to the stockholders of Liz Claiborne, Inc. (the "Company") beginning April 7, 2011. The Board of Directors of the Company is soliciting your proxy to vote your shares of the Company's Common Stock, par value $1.00 per share (the "Common Stock"), at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Thursday, May 19, 2011 at 1441 Broadway, New York, New York 10018, and any adjournments or postponements of the meeting (the "Annual Meeting"). We solicit proxies to give all stockholders of record an opportunity to vote on matters that will be presented at the Annual Meeting. In the following pages of this Proxy Statement, you will find information on these matters. This information is provided to assist you in voting your shares.

        In this Proxy Statement, "we," "us" and "our" refer to the Company, and "you" and "your" refer to the Company's stockholders.

QUESTIONS AND ANSWERS

Why am I receiving these materials?

        The Company's Board of Directors has made these materials available to you on the Internet or delivered paper copies of these materials to you by mail in connection with the Company's Annual Meeting, which will take place on Thursday, May 19, 2011. As a stockholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission and that is designed to assist you in voting your shares.

What is included in these materials?

        These materials include our Proxy Statement for the Annual Meeting and our 2010 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended January 1, 2011.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials this year instead of a paper copy of the proxy materials?

        Securities and Exchange Commission rules allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to most of our stockholders a Notice Regarding the Availability of Proxy Materials instead of a paper copy of the proxy materials. All stockholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice. In addition, the notice contains instructions on how stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

Why didn't I receive a notice about the Internet availability of the proxy materials?

        We are providing our stockholders who are participants in the Liz Claiborne, Inc. 401(k) Savings and Profit Sharing Plan (the "Savings Plan"), and stockholders who hold shares in the name of certain banks and brokers, with paper copies of the proxy materials instead of a Notice Regarding the Availability of Proxy Materials.

How can I access the proxy materials over the Internet?

        The Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction card will contain instructions on how to view our proxy materials for the Annual Meeting on the Internet and how to instruct us to send our future proxy materials to you electronically by e-mail.

How may I obtain a paper copy of the proxy materials?

        Stockholders receiving a Notice Regarding the Availability of Proxy Materials will find instructions about how to obtain a paper copy of the proxy materials on their notice.

How may I obtain a copy of the Company's Form 10-K and other financial information?

        Stockholders may request a free copy of our 2010 Form 10-K by writing to our Investor Relations Department at Liz Claiborne, Inc., One Claiborne Avenue, North Bergen, New Jersey 07047. The exhibits to the Form 10-K are available upon payment of charges which approximate the Company's cost of reproduction. A copy of the Form 10-K (including exhibits) is also available on the Company's website at www.lizclaiborneinc.com under "SEC Filings" in the Investor Relations section.

Who can vote?

        You can vote if you were a holder of record of the Common Stock as of the close of business on Tuesday, March 22, 2011 (the "Record Date").

How do I vote?

        Whether you hold shares directly as the stockholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted without attending the annual meeting. There are three ways to vote by proxy:

          By Internet— Stockholders who received a Notice Regarding the Availability of Proxy Materials may submit proxies over the Internet by following the instructions on the notice. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

          By Telephone— Stockholders of record may submit proxies by telephone by following the instructions on the Notice Regarding the Availability of Proxy Materials or the proxy card. You will need to have the control number that appears on your Notice Regarding the Availability of Proxy Materials or proxy card available when voting by telephone.

          By Mail— Stockholders who requested and have received a paper copy of a proxy card or a voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction and mailing it in the accompanying pre-addressed envelope.

        If you vote by proxy, your shares will be voted at the Annual Meeting in the manner you indicate on your proxy. If you sign a paper proxy card but do not specify how you want your shares to be voted (and you do not hold your shares through a broker, bank or other financial institution), they will be voted FOR the election of the nominees named below under the caption "Proposal 1—Election of Directors;" FOR, on an advisory basis, the approval of the compensation of our named executive officers as disclosed in this Proxy Statement; FOR, on an advisory basis, holding future advisory votes on the compensation of our named executive officer on an annual basis; FOR the approval of the Liz Claiborne, Inc. 2011 Stock Incentive Plan; FOR the approval of the issuance of 20% or more of the Company's Common Stock on conversion of the convertible notes; FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2011 fiscal year; AGAINST the Stockholder Proposal; and in the discretion of the proxies named on the proxy card with respect to all other appropriate matters properly brought before the Annual Meeting. If you hold your shares through a broker, bank or other financial institution, see "What is a "broker non-vote"?" below.

Can I change my vote?

        Yes. You can change or revoke your proxy by (i) sending a written notice to that effect that is received prior to the start of the Annual Meeting to the Company's Corporate Secretary at the Company's principal executive offices at 1441 Broadway, New York, New York 10018; (ii) submitting a new proxy over the Internet or, if you are a stockholder of record, by telephone: 1-866-540-5760; (iii) submitting a later dated proxy that is received before the Annual Meeting; or (iv) voting in person at the Annual Meeting (except for shares held in the Savings Plan).

Can I vote in person at the Annual Meeting instead of voting by proxy?

        Yes. However, we encourage you to vote by Internet or by telephone or, if you received a paper proxy card, complete and return the proxy card, in order to ensure that your shares are represented and voted.

        Also, only record or beneficial owners of our Common Stock, or those persons authorized in writing to attend on their behalf, may attend the Annual Meeting in person. Upon arrival at the Annual Meeting, you will be required to present picture identification, such as a driver's license. Beneficial (or "street name") owners will also need to bring a proxy or letter from the broker, trust, bank, or nominee that confirms you are the beneficial owner of those shares and evidence of stock holdings, such as a recent brokerage account statement.

How do I vote my 401(k) shares?

        If you participate in the Savings Plan, follow the directions on your proxy card to vote shares held for you in your Savings Plan account, and such shares will be voted in accordance with your instructions. If you do not provide instructions by 11:59 p.m. May 18, 2011, Fidelity Management Trust Company, the trustee of the Savings Plan, will vote your shares in the same proportion as all Common Stock held under the Savings Plan for which timely instructions are received.

How do I vote shares held in The Bank of New York—Mellon Global BuyDIRECT Plan ("the BuyDIRECT Plan")?

        If you participate in the BuyDIRECT Plan sponsored and administered by The Bank of New York—Mellon, simply follow the instructions on the Notice Regarding the Availability of Proxy Materials to vote shares held for you through The Bank of New York—Mellon Global BuyDIRECT Plan. If you do not give a proxy, such shares will not be voted.

How many shares are entitled to vote?

        As of the close of business on the Record Date, there were 94,571,883 shares of the Company's Common Stock issued and outstanding. Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Annual Meeting.

How many shares must be present to conduct the Annual Meeting?

        In order to conduct business at the Annual Meeting, the majority of shares of Common Stock issued and outstanding on the Record Date (a "Quorum") must be present, in person or by proxy. All signed and returned proxy cards will be counted for purposes of determining the presence of a Quorum.

What is the required vote for a proposal to pass?

        Proposal 1—In order to be elected, the number of votes cast "FOR" a director nominee must exceed the number of votes cast "AGAINST" such nominee.

        Proposals 2,4,5,6 and 7—An affirmative vote of the majority of the votes cast on the proposal is required for each of these proposals to pass.

        Proposal 3—Stockholders will be deemed to have approved the alternative that receives the most votes, even if that alternative receives less than a majority of the votes cast.

What is a "broker non-vote"?

        Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the owners. If instructions are not received, brokers may vote the shares in their discretion, depending on the type of proposals involved. "Broker non-votes" result when brokers are precluded by the NYSE from exercising their discretion on certain types of proposals. Brokers do not have discretionary authority to vote on the proposals set out in this Proxy Statement, other than Proposal 6, ratification of the appointment of the independent registered public accounting firm.

How are broker non-votes treated?

        The inspectors of election will treat broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a Quorum, but not as shares present and voting on a specific proposal.

Can I abstain from voting on a proposal?

        Abstentions may be specified on all proposals being submitted.

How are abstentions treated?

        The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a Quorum but not as shares present and voting on a specific proposal.

Who pays for this proxy solicitation?

        We do. We have hired Innisfree M&A, Incorporated, a proxy solicitation firm, to assist us in soliciting proxies for a fee of $20,000 plus reimbursement of reasonable expenses. In addition, the Company's directors, officers and employees may, without additional compensation, also solicit proxies by mail, telephone, personal contact, facsimile, or through similar methods.

        We will also reimburse banks, brokers, fiduciaries, and custodians for their reasonable costs in forwarding proxy materials to beneficial owners of our stock. Other proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies.

PROPOSAL 1—ELECTION OF DIRECTORS

        Last year, our stockholders approved an amendment to our Restated Certificate of Incorporation which eliminated the classified board. Accordingly all Directors are up for re-election each year, for a proposed one year term expiring at the next annual meeting of stockholders. For a description of the process under which director nominees, including stockholder recommendations, are considered, and procedures by which stockholders may nominate persons for election as directors, see "Corporate Governance and Board Matters—Consideration of Director Nominees," beginning on page 14.

        Upon the unanimous recommendation of the Nominating and Governance Committee of the Board, your Board of Directors has nominated Bernard W. Aronson, Lawrence Benjamin, Raul J. Fernandez, Kenneth B. Gilman, Nancy J. Karch, William C. McComb, Kenneth P. Kopelman, Kay Koplovitz, Arthur C. Martinez and Doreen A. Toben for election at the Annual Meeting as Directors. Each is a Director whose current term expires at the Annual Meeting. Mr. Benjamin was first elected as a Director on January 27, 2011. He was identified as a Director candidate by a third-party search firm retained by the Nominating and Governance Committee of the Board to assist in a new director search.

        In making its recommendation as to nominees for election, the Nominating and Governance Committee, composed entirely of independent Directors, evaluated, among other things, each nominee's background and experience, as well as the other Board membership criteria set out in the Company's Corporate Governance Guidelines (see "Corporate Governance and Board Matters—Consideration of Director Nominees"). The Nominating and Governance Committee also reviewed and evaluated the performance of the Director nominees during their recent tenure with the Board and considered whether each of them was likely to continue to make important contributions to the Board. After consideration and discussion of the Committee's recommendations, the Board determined to nominate each of these individuals for re-election as a Director.

        The Board has affirmatively determined that each of the Director nominees, other than Messrs. Kopelman and McComb is "independent," as such term is defined under our Corporate Governance Guidelines and the New York Stock Exchange Corporate Governance listing standards (the "NYSE Corporate Governance Standards"). See "Corporate Governance and Board Matters—Board Independence" beginning on page 9. A copy of our current Corporate Governance Guidelines is available at www.lizclaiborneinc.com under "Corporate Governance" in the Investor Relations section.

        We do not know of any reason why any of the nominees would not be available as a candidate. However, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies, in their discretion, determine.

Voting on the Proposal.

        To be elected, each Director nominee must receive the affirmative vote of a majority of the votes cast on the nominee's election (the number of votes cast "FOR" a director nominee must exceed the number of votes cast "AGAINST" the director nominee).

        YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE DIRECTORS (OR "EACH DIRECTOR").

NOMINEES FOR ELECTION AS DIRECTORS:

        BERNARD W. ARONSON—Mr. Aronson, 64, was elected a Director of the Company in 1998. Mr. Aronson has been Managing Partner of ACON Investments LLC, a private investment vehicle, since 1996. He served as International Advisor to Goldman Sachs & Co. from 1993 to 1996 and as Assistant Secretary of State for Inter-American Affairs from 1989 to 1993. Mr. Aronson also served as

Deputy Assistant to the President of the United States, Executive Speechwriter to the President, and Special Assistant and Speechwriter to the Vice President, from 1977 to 1981. Mr. Aronson is also a director of Hyatt Hotels Corporation, a hotel operator; Royal Caribbean Cruises Ltd., a global cruise company; Chroma, an oil and gas, exploration and production company, Mariner Energy, an independent oil and gas exploration production company and Northern Tier Energy, an independent downstream energy company with refining, retail, and pipeline operations. Mr. Aronson also serves on a number of not-for-profit boards, including the Center for Global Development, the National Democratic Institute for International Affairs and the Nature Conservancy D.C./Maryland Chapter. Mr. Aronson's experience as an international private equity investor, his experience as a director of public companies, and his experience in government and international trade matters, provides the Board valuable perspective on government relations, corporate governance matters, capital markets and trade issues.

        LAWRENCE S. BENJAMIN—Mr. Benjamin, 55, was elected a Director of the company in January 2011. Since February 2011, Mr. Benjamin has served as a Managing Director of Capwell Partners LLC, a private equity firm. From 2006 until his retirement in February 2011, he served as Executive Vice President and Chief Operating Officer of Ahold USA, a subsidiary of Koninklijke Ahold NV, an international food retailing group based in the Netherlands. Mr. Benjamin was Ahold's highest ranking executive in the US, responsible for the Stop & Shop/Giant-Landover and Giant-Carlisle superstores and supermarkets, as well as all operations in the country. In 2009, he was also appointed to Ahold's global Corporate Executive Board. Mr. Benjamin joined Ahold in October of 2003 as President and Chief Executive Officer of US Foodservice. Prior to joining Ahold, Mr. Benjamin worked with several private equity firms, where he held several operating positions including serving as CEO at NutraSweet Company, Specialty Foods Corporation and Stella Foods. Previously, he held management-level positions in the retail and ingredient divisions of Kraft Foods. Mr. Benjamin's long history in key operating roles with global brands, and experience with a variety of strategic initiatives related to corporate governance, standardizing operations and turnarounds, among others, provides the Board with significant input on a variety of matters.

        RAUL J. FERNANDEZ—Mr. Fernandez, 44, was elected a Director of the Company in 2000. Mr. Fernandez is Chairman of ObjectVideo, Inc. From 2000 to 2002, he served as Chief Executive Officer for Dimension Data North America, an information systems integrator company, and as a director of its parent company, Dimension Data Holdings Plc, since 2001. He previously served as Chairman of the Board, Chief Executive Officer and President of Proxicom, Inc., a publicly traded Internet development and e-business consulting company he founded in 1991. Mr. Fernandez serves as Director of TROW Associates, Inc., Network Solutions and FHC, Health Systems, Inc. Mr. Fernandez is also Vice Chairman of Monumental Sports & Entertainment, a private partnership which owns the NBA's Washington Wizards, the NHL's Washington Capitals, the WNBA's Washington Mystics and the Verizon Center. He is also the co-founder of Venture Philanthropy Partners, a philanthropic Washington, D.C.-based investment organization that helps leaders building not-for-profit institutions, as well as a board member of the charitable organizations CharityWorks, DC College Access Program, DC Public Education Fund, DC Children First and America's Promise Alliance. Mr. Fernandez' extensive operating experience and entrepreneurial background as founder and CEO of technology companies, including in the area of e-business, provides the Board valuable views in the areas of technology and information systems.

        KENNETH B. GILMAN—Mr. Gilman, 64, was elected a Director in February 2008. Mr. Gilman was the Chief Executive Officer of Asbury Automotive Group, an automotive retailing and services company, from 2001 to May 2007. Previously, from 1976 to 2001, Mr. Gilman was employed in a variety of capacities with Limited Brands, a specialty apparel retailer, where his most recent assignment was Chief Executive Officer of Lane Bryant. From 1993 to 2001, Mr. Gilman served as Vice Chairman and Chief Administrative Officer of Limited Brands, with responsibility for finance, information technology, supply chain management, production, real estate, legal and internal audit. From 1987 to 1993, he was Executive Vice President and Chief Financial Officer of Limited Brands. He joined Limited Brands' executive committee in 1987 and was elected to its board of directors in 1990. Mr. Gilman serves as a director of Zale Corporation, a retailer of fine jewelry. Mr. Gilman also serves as Trustee for the Jewish Center of the Hamptons and the Manhattan Institute, both not-for-profit organizations. Mr. Gilman's extensive operating experience as Chief Financial Officer, Chief Administrative Officer and Chief Executive Officer of retail companies, including twenty-five years of experience at Limited Brands, provides the Board with useful insight into operational issues, particularly in the retail sector, and financial matters.

        NANCY J. KARCH—Ms. Karch, 63, was elected a Director of the Company in 2000. Ms. Karch was a Director (senior partner) of McKinsey & Co., an independent consulting firm, from 1988 until her retirement in 2000. She had served in various executive capacities at McKinsey since 1974. Ms. Karch is a Director Emeritus of McKinsey & Co., and serves as a director of Kimberly-Clark, a consumer products company, MasterCard Inc., a payment systems brand and processor; Genworth Financial, Inc., a company that provides various insurance and investment-related products and services in the United States and internationally; and The Corporate Executive Board, a business research company. She also serves on the board and the executive committee of the Westchester Land Trust, and on the board of Northern Westchester Hospital, both not-for-profit organizations. Ms. Karch's background as a consultant to companies in the retail and consumer products sector, and her extensive experience as a public company director, provides the Board beneficial insights into the retail industry and matters relating to brand marketing and corporate governance.

        KENNETH P. KOPELMAN—Mr. Kopelman, 59, was elected a Director of the Company in 1996. Since 1984, Mr. Kopelman has been a partner in the New York City law firm of Kramer Levin Naftalis & Frankel LLP, a firm which provides legal services to the Company. He is a Director and President of the New York Chapter of the National Association of Corporate Directors, a national not-for-profit membership organization serving the corporate governance needs of corporate boards and directors. Mr. Kopelman previously served as a director of Mobius Management Systems, Inc., a computer software company, through June 2007. Mr. Kopelman's background as a corporate attorney and counselor provides the Board helpful insight in the areas of corporate governance matters and financing matters, and his long time experience within the apparel industry and association with the Company provides the Board with additional valuable perspective.

        KAY KOPLOVITZ—Ms. Koplovitz, 65, was elected a Director of the Company in 1992. Effective January 1, 2007, Ms. Koplovitz became Chairman of the Board. She is currently a principal of Koplovitz & Co. LLC., a media investment firm. Ms. Koplovitz is the founder of USA Network, an international cable television programming company, which included Sci-Fi Channel and USA Networks International, and served as its Chairman and Chief Executive Officer from 1977 to 1998. From January 2000 to June 2001, Ms. Koplovitz served as Chief Executive Officer of Working Woman Network, a multi-platform company which filed for liquidation under the Bankruptcy Code in September 2001. In 2001, Ms. Koplovitz established Boldcap Ventures, a venture capital fund of which she is a governing board member. Ms. Koplovitz serves on the boards of a number of not-for-profit organizations, including the Paley Center for Media, Springboard Enterprise and serves on the Board of Trustees of Babson College and the University of Wisconsin and is a Trustee for The College of Letters and Sciences. Ms. Koplovitz also serves on the board of CA, Inc., an information technology management software company and is Chairman of Joy Berry Enterprises, a provider of children's living skills books, music and media. Ms. Koplovitz's entrepreneurial and operating experience, including as founder and CEO of USA Networks, as well as her current role as principal of an investment company focused on companies in the media and technology sectors, provides the Board valuable insight into a range of operational matters and the capital markets.

        ARTHUR C. MARTINEZ—Mr. Martinez, 71, was elected a Director of the Company in 2001. Mr. Martinez retired in 2000 as Chairman, President, and Chief Executive Officer of Sears, Roebuck and Company ("Sears"), positions he held from 1995. From 1992 to 1995, he served as Chairman and Chief Executive Officer of the former Sears Merchandise Group. Prior to his tenure at Sears, Mr. Martinez served in various capacities at Saks Fifth Avenue ("Saks"), an apparel and related products retailer, and Saks' parent company through 1990, BATUS, Inc., including as Vice Chairman and as Senior Vice President of Saks. Mr. Martinez is a director of IAC InterActive Corp., a multi-brand interactive company; PepsiCo, Inc., a consumer products company; American International Group, Inc. (AIG). Mr. Martinez is Chairman of HSN, Inc., a multi-channel interactive retailer; and is Lead Director of International Flavors & Fragrances, Inc., a creator and manufacturer of flavor and fragrance products. Mr. Martinez also served as Chairman of the supervisory board of ABN-AMRO Holdings, N.V., a Netherlands-based financial institution. Mr. Martinez serves on the boards of a number of not-for-profit organizations, including Northwestern University, Greenwich Hospital, Yale-New Haven Health System, Maine Coast Heritage trust and the Chicago Symphony. Mr. Martinez' experiences as a chief financial officer and chief executive officer with major retail companies, and his extensive experience as a member of the board of multi-national companies, including companies within the consumer products and banking sector, provides the Board with important insight into retail operations and financial and corporate governance matters.

        WILLIAM L. MCCOMB—Mr. McComb, 48, joined the Company as Chief Executive Officer and a member of the Board of Directors in November 2006. Prior to joining the Company, Mr. McComb was a company group chairman at Johnson & Johnson. During his 14-year tenure with Johnson & Johnson, Mr. McComb oversaw some of the company's largest consumer product businesses and brands, including Tylenol, Motrin, and Clean & Clear. He also led the team that repositioned and restored growth to the Tylenol brand and oversaw the growth of Johnson & Johnson's McNeil Consumer business with key brand licenses such as St. Joseph aspirin, where he implemented a strategy to grow the brand beyond the over-the-counter market by adding pediatric prescription drugs. Mr. McComb's prior experience at Johnson & Johnson in the areas of consumer products and brand marketing, as well as his direct operation of international businesses, provides important insights to the Board in the area of brand management and marketing. In addition, Mr. McComb's day-to-day leadership as Chief Executive Officer of the Company provides the Board with intimate knowledge of the Company's operations, challenges and opportunities.

        DOREEN A. TOBEN—Ms. Toben, 60, was elected a Director of the company in 2009. Most recently, Ms. Toben served as executive vice president of Verizon Communications, Inc., a position from which she retired in June 2009. From April 2002 to February 2009, she served as Verizon's Chief Financial Officer and was responsible for its finance and strategic planning efforts. Prior to April 2002, Ms. Toben was senior vice president and chief financial officer with responsibility for finance and strategic planning for Verizon's Telecom Group. A 30-year telecommunications veteran, she began her career at AT&T Corp. and over the years held various positions of increasing responsibility primarily in treasury, strategic planning and finance both there, and beginning in 1984, at Bell Atlantic Inc. Ms. Toben serves as a director of the New York Times Company and as a director of Virgin Media. Ms. Toben's experience during her 21 years at Verizon in the areas of finance and strategic planning provides the Board with the perspective of someone familiar with all facets of a global enterprise, particularly in light of her recent direct responsibility for financial and accounting matters.

 CORPORATE GOVERNANCE AND BOARD MATTERS

        Corporate Governance Guidelines.    The Company's current Corporate Governance Guidelines address, among other governance items, criteria for selecting Directors and Director duties and responsibilities. A copy of our current Corporate Governance Guidelines is available at our website at www.lizclaiborneinc.com under "Corporate Governance" in the Investor Relations section.

        Majority Vote.    In February 2008, the Company amended its By-laws to implement a majority vote standard in uncontested director elections. Under this standard, in order for a nominee to be elected in an uncontested election, such nominee must receive the affirmative vote of a majority of the votes cast on such nominee's election (votes cast "FOR" a nominee must exceed votes cast "AGAINST" the nominee). The Company maintains a plurality vote standard in contested director elections, where the number of nominees exceeds the number of directors to be elected.

        In addition, as part of our Corporate Governance Guidelines, if an incumbent director is not elected by a majority of the votes cast in an uncontested election, it is the policy that such director will tender his or her resignation to the Chairman of the Board promptly following certification of the stockholder vote, such resignation to be effective upon acceptance by the Board. A recommendation on whether to accept any such resignation will be made by the Nominating and Governance Committee to the Board, or if a majority of the members of the Nominating and Governance Committee did not receive the required majority vote, a special committee of independent directors. Generally, a director who fails to receive a required majority vote will not participate in the Committee or Board meetings considering the resignation. The Board will act on any resignation within 90 days and such action may include: (i) accepting the resignation offer; (ii) deferring acceptance of the resignation offer until a replacement director with certain necessary qualifications held by the subject director (e.g., accounting or related financial management expertise) can be identified and elected to the Board; (iii) maintaining the director but addressing what the Board believes to be the underlying cause of the "against" votes; (iv) maintaining the director but resolving that the director will not be re-nominated in the future for election; or (v) rejecting the resignation offer. If accepting such resignation would result in the Company having (i) fewer than a majority of directors who were in office before the election or (ii) fewer than a majority of independent directors as required under the rules of the NYSE, such 90-day period may be extended by an additional 90 days, if such extension is in the best interest of the Company. If the Board does not accept the resignation, the director will continue to serve until his or her successor is duly elected, or until his or her earlier death, resignation or removal. If the Board accepts the resignation, then the Board, acting on the recommendation of the Nominating and Governance Committee, may fill any resulting vacancy or may decrease the size of the Board. The Board of Directors will promptly publicly disclose the Board's decision, and explain any determination not to accept the director's resignation.

        Board Independence.    Under our Corporate Governance Guidelines, a substantial majority of our Board must be "independent," as such term is defined the NYSE Corporate Governance Standards. As required under the NYSE Corporate Governance Standards, the Board annually assesses the independence of our Directors by making a determination, based upon the recommendation of the Nominating and Governance Committee, as to whether a Director or any member of her or his immediate family has any material relationship with the Company, either directly or indirectly.

        To assist it in evaluating the independence of each Director, the Board has adopted the following categorical standards under which transactions and relationships falling within any of the listed categories will be deemed immaterial for purposes of the Board independence determinations:

        1.     A Director (or an immediate family member) serves as a director, executive officer or employee of an Entity that, in the ordinary course of business of the Company and the Entity, makes payment for goods and services received from the Company, or receives payment for goods and services (other than professional services) provided to the Company, if the gross amount of such payments in any fiscal year of the Company does not exceed the lesser of (x) 1% of the revenues of the Company for its most recently completed fiscal year; (y) 1% of the revenues of the Entity for its most recently completed fiscal year; and (z) (i) $1 million, if the Director (or immediate family member) is an executive officer or employee of the Entity, and (ii) $20 million, if the Director (or immediate family member) is a director of the Entity.

        2.     A Director (or an immediate family member) serves as a director or trustee of, or is otherwise affiliated with, a charity, hospital or other not-for-profit organization to which the Company or the Liz Claiborne Foundation has made discretionary charitable contributions (excluding matching contributions) not exceeding $100,000 in any of the three preceding fiscal years of the Company.

        3.     A Director (or an immediate family member) beneficially owns for investment purposes less than 5% of the outstanding voting securities of a publicly traded company having a business relationship, directly or through one or more subsidiaries, with the Company, provided that the Director (or immediate family member) is not a director, executive officer or employee of the publicly traded company.

        4.     A Director (or an immediate family member) serves as a director, executive officer or employee of an Entity that, in the ordinary course of its business, participates in a credit or similar facility entered into by the Company, as lender but not as agent, in an amount that does not exceed the lesser of (x) 10% of the total participations in the facility; (y) 2% of the net assets of the Entity as of the end of its most recently completed fiscal quarter; and (z) (i) $10 million, if the Director (or immediate family member) is an executive officer or employee of the Entity, and (ii) $100 million, if the Director (or immediate family member) is a director of the Entity.

        5.     A Director (or an immediate family member) serves as a director, executive officer or employee of an Entity that, in the ordinary course of its business, holds for investment purposes publicly issued debt securities of the Company (including debt securities issued in so-called Rule 144A transactions) in an amount that does not exceed the lesser of (x) 10% of the total principal amount of the debt securities of any issue outstanding; (y) 2% of the net assets of the Entity as of the end of its most recently completed fiscal quarter; and (z) (i) $10 million, if the Director (or immediate family member) is an executive officer or employee of the Entity, and (ii) $100 million, if the Director (or immediate family member) is a director of the Entity.

        For purposes of these standards, (i) "Company" means Liz Claiborne, Inc. and any controlled affiliate; (ii) "Entity" means a corporation, partnership, limited liability company or other organization in which the Company director, alone or together with members of his or her immediate family, does not beneficially own in excess of 0.5% of the outstanding equity securities; and (iii) "immediate family member" has the meaning provided in Rule 404(a) of Regulation S-K under the Securities Exchange Act.

        After applying these standards and considering all relevant facts and circumstances, the Board, based upon the recommendation of the Nominating and Governance Committee, has affirmatively determined that the following Directors are "independent" as defined in our Corporate Governance Guidelines and the listing standards of the NYSE: Messrs. Aronson, Benjamin, Fernandez, Gilman and Martinez, and Mss. Karch, Koplovitz and Toben. In making its recommendation, the Nominating and Governance Committee considered charitable donations made by the Company to not-for-profit charities for which Ms. Koplovitz serves as director, which contribution did not exceed $25,000. The Committee also considered payments for services from a company for which Ms. Karch serves as a director. Such payments did not exceed 1% of such companies' revenues or the Company's revenues. The Committee determined that none of the foregoing transactions impaired the Director's independence. William L. McComb, who serves as the Company's Chief Executive Officer, and Kenneth P. Kopelman, who is a partner at Kramer Levin Naftalis & Frankel LLP, a law firm that provides certain legal services to the Company, have been determined not to be "independent" directors. See "Certain Relationships and Related Transactions," beginning on page 18.

        Board Leadership Structure.    Our Board's Chairman is Kay Koplovitz, who is a non-employee independent director. Although we do not have a policy mandating the separation of the roles of Chairman and Chief Executive Officer, the Board, under our Corporate Governance Guidelines, reserves the right to determine the appropriate leadership structure for the Board on a case-by-case basis. We separated the positions of Chairman of the Board and Chief Executive Officer in October 2006 at the time of CEO succession, appointing Ms. Koplovitz to serve as the non-executive Chairman of the Board effective January 1, 2007.

        As the Company continues its turn-around efforts, the Board believes the separation remains appropriate as it allows our CEO to focus on the day-to-day challenges faced by our Company, while the Chairman focuses on leading the Board in its responsibilities of acting in the best interests of the Company and stockholders. The Chairman of the Board is responsible for managing the business of the Board, including setting the Board agenda (with Board and management input), facilitating communication among directors, presiding at meetings of the Board of Directors and stockholders, sitting as chair at executive sessions at each regularly scheduled Board meeting, and providing support and counsel to the Chief Executive Officer.

        Meetings.    During the fiscal year ended January 1, 2011, the Board of Directors held nine meetings, and the Committees of the Board held a total of thirty meetings. Each Director attended more than 75% of the meetings held by the Board of Directors and each Committee on which he or she served. Our Corporate Governance Guidelines provide that all Directors are expected to attend the Annual Meeting of Stockholders, except in the event of special circumstances. All of our then current Directors attended our 2010 Annual Meeting of Stockholders.

        Pursuant to our Corporate Governance Guidelines, the Board meets in executive session (without management present) at each regular Board Meeting, and the independent Directors meet together at least annually.

        Board Committees.    The Board of Directors has four standing Committees as described below. All members of the Nominating and Governance Committee, the Audit Committee and the Compensation Committee are "independent," as such term is defined in the NYSE Corporate Governance Standards and our Corporate Governance Guidelines.

        Current members of the standing committees are as follows:

Nominating and Governance	Audit	Compensation(1)	Finance
Bernard W. Aronson	Kenneth B. Gilman	Raul J. Fernandez	Bernard W. Aronson
Nancy J. Karch(2)	Nancy J. Karch	Arthur C. Martinez(2)	Raul J. Fernandez
Kay Koplovitz	Arthur C. Martinez	Doreen A. Toben	Kenneth B. Gilman(2)
	Doreen A. Toben(2)		Kenneth P. Kopelman

(1)
Mr. Benjamin has been appointed to become a member of the Compensation Committee effective upon his election to the Board at the Annual Meeting.

(2)
Chair of the Committee.

        Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for making recommendations with respect to the nomination by the Board of qualified candidates to serve as Directors of the Company and Board Committee assignments and chair appointments, overseeing the annual performance evaluations of the Board, its Committees and senior management, and reviewing and advising the Board on issues of corporate governance (including the Company's Corporate Governance Guidelines) and corporate and social responsibility. The Committee's responsibilities are set forth in the Nominating and Governance Committee Charter, which is available at www.lizclaiborneinc.com under "Corporate Governance" in the Investor Relations section. The Committee met six times during 2010.

        Audit Committee.    The Audit Committee is responsible for assisting the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices and financial statements of the Company, the independence, qualifications and performance of the Company's independent registered public accounting firm, the Company's compliance with legal and regulatory requirements, the performance of the Company's internal audit function and the Company's internal audit firm. The Committee is directly responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm and reviewing and approving in advance audit engagement fees and all permitted non-audit services and fees. The Committee's responsibilities are set forth in the Audit Committee Charter, a copy of which is available at www.lizclaiborneinc.com under "Corporate Governance" in the Investor Relations section. The Committee met seven times during 2010.

        The Board has determined that each of the Audit Committee members is "independent" within the meaning of the applicable Securities and Exchange Commission ("SEC") regulations and the NYSE Corporate Governance Standards, as well as the Company's Corporate Governance Guidelines. The Board has further determined that all members of the Audit Committee are "financially literate" under the NYSE Corporate Governance Standards and that Mr. Martinez and Ms. Toben each qualifies as an "audit committee financial expert" within the meaning of SEC regulations, with accounting and related financial management expertise within the meaning of the NYSE Corporate Governance Standards.

        Compensation Committee.    The Compensation Committee assists the Board in carrying out its responsibilities relating to the compensation of the Company's executives. The Committee determines the goals and objectives, and makes determinations regarding salary and bonus for, the Chief Executive Officer, approves salaries and bonuses for the other executive officers, makes award decisions regarding equity-based compensation plans and makes recommendations to the Board and senior management regarding Company compensation programs. The Compensation Committee also has overall responsibility for approving and evaluating the executive compensation and benefit plans, policies and programs of the Company, and the Company's various stockholder-approved stock incentive plans. The Compensation Committee also monitors the Company's compensation structure and any potential of it to cause inappropriate risk-taking behavior. The Committee's responsibilities are set forth in the Compensation Committee Charter, which is available at www.lizclaiborneinc.com under "Corporate Governance" in the Investor Relations section.

        The Board has determined that each of the Committee members is independent under the NYSE Corporate Governance Standards, as well as the Company's Corporate Governance Guidelines. All Committee determinations that are intended to comply with Section 162(m) of the Internal Revenue Code ("Section 162(m)") are made by at least two Committee members who qualify as "outside directors" under Section 162(m).

        The Compensation Committee stays informed of current regulatory and legislative issues and executive compensation best practices. The Committee is committed to ensuring the Company's compensation programs support its business plans and shareholder interests. In November 2006, the Committee directly selected and engaged Semler Brossy Consulting Group, LLC ("Semler Brossy"), a third-party executive compensation consulting firm, to advise the Committee in connection with its review of executive and board director-compensation matters, including the level of total compensation packages provided to executive officers. The aggregate fees paid to Semler Brossy for services not exclusively related to executive or director compensation, namely their support of management (at the Committee's request) in completing a formal review of compensation programs for purposes of assessing the Company's compensation risk, were significantly less than $120,000 in 2010. The Compensation Committee has the sole authority to select, retain, and terminate the compensation consultant as well as the sole authority to direct the compensation consultant's work and approve fees.

        During 2010, the Compensation Committee directed Semler Brossy to provide the following services:

  •
  Assessment of competitive pay levels using survey and peer group proxy data sources;

  •
  Review of the Company's compensation peer group;

  •
  Review of market trends in executive compensation, including pay mix, executive severance, and annual and long-term incentive plan design;

  •
  Review of regulatory requirements related to executive compensation;

  •
  Advice and assistance in designing an NEO special retention award;

  •
  Advice, support and modeling of new share authorization request submitted for approval at our 2010 Annual Meeting;

  •
  Assessment of stockholder advisory firms' executive compensation policies and implications for Company practices;

  •
  Advice regarding appropriate design and metrics for Corporate and brand long-term incentive programs; and

  •
  Advice and assistance to Company management, on the Committee's behalf, in completing the compensation risk assessment process for 2010.

        For more information, see "Compensation Discussion and Analysis," beginning on page 21. The Committee met nine times during 2010.

        Compensation Committee Interlocks and Insider Participation.    No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries and each was determined to have no relationship required to be disclosed pursuant to Item 404 of S.E.C. Regulation S-K. In addition, no executive officer of the Company has served on the board of directors or compensation committee of any other entity that has, or had during any time during 2010, an executive officer who served as a member of our Board of Directors or our Compensation Committee.

        Finance Committee.    The Finance Committee advises the Board on a variety of corporate finance issues, including the Company's policies regarding dividends, investments, issuances and purchases of securities, capital expenditures, and proposed acquisition and divestiture matters. The Committee's responsibilities are set forth in the Finance Committee Charter, which is available at www.lizclaiborneinc.com under "Corporate Governance" in the Investor Relations section. A copy may also be obtained by sending a request, care of the Company's Corporate Secretary, at 1441 Broadway, New York, NY 10018. The Committee met eight times during 2010.

        Board's Role In Risk Oversight.    Our Board has an active role in risk oversight of the Company. While Company management is charged with the day-to-day management of risks the Company faces, the Board, as a whole as well as through the Board's Committees, is responsible for oversight of risk management. To this end, each of our Board committees meets regularly with management and discusses the risks within its areas of responsibilities and reports to the full Board at each regularly scheduled Board meeting. The Audit Committee has responsibility for oversight of financial reporting related risks, including those related to the Company's accounting, auditing and financial reporting practices. This Committee reviews an annual risk assessment report, prepared by the Company's internal audit team, which identifies internal control risks and informs the internal audit plan for the next fiscal year. This Committee also reviews reports of the anonymous calls made to the Company's ethics "hot line," and considers any material allegations and disciplinary actions brought to its attention as well as other reports of issues under the Company's Code of Ethics and Business Practices. The Finance Committee oversees corporate finance related risks. This Committee monitors the Company's financial condition, capital structure and financing strategies, and makes recommendations for mitigating associated risks. The Compensation Committee oversees risks arising from the Company's compensation policies and programs. This Committee has responsibility for evaluating and approving the executive compensation and benefit plans, policies and programs of the Company. The Nominating and Governance Committee oversees corporate governance risks, and oversees and advises the Board with respect to the Company's positions and practices regarding significant issues of corporate and social responsibility.

        Consideration of Director Nominees.    Our Nominating and Governance Committee, composed entirely of independent Directors, is responsible for identifying and evaluating our nominees for Director. While the Board considers specific functional silos and slots within the Board when identifying nominees, the Board seeks Board members with broad-based experiences and a number of areas of focus and expertise, who can make important contributions to the Board's deliberations and decisions on a wide variety of strategic and operational challenges. Furthermore, although there is no formal policy concerning diversity considerations, the Nominating and Governance Committee does consider diversity with respect to viewpoint, skills and experience in determining the appropriate composition of the Board and identifying Director nominees. In addition, the Board is committed to maintaining the Company's long-standing tradition of inclusion and diversity within the Board, following the Company's policy of non-discrimination based on sex, sexual preference, race, religion or national origin.

        Process for Identifying and Evaluating New Director Candidates.    The Committee regularly assesses the appropriate size of the Board and mix of Directors and solicits ongoing input from the Board (including the Chairman) with the goal of identifying and informally approaching possible Director candidates in advance of actual need.

        When an expected or actual need for a new Director is identified, the Committee considers what qualities or skills would be most appropriate; this is informed by the then mix of talent and expertise of sitting Directors, developments (current and anticipated) in the Company's business, the skill set embodied by a departing Director, and other factors. In considering candidates, the Board is committed to maintaining the Company's tradition of inclusion and diversity within the Board. A set of search criteria, including those set forth under "Director Qualifications" below, is then developed by the Committee for discussion with the full Board. During such discussions, our Directors may identify, either directly or through their personal networks, potential candidates meeting one or more of the criteria. The Committee may also engage search firms to identify appropriate candidates; the Committee has sole authority to retain and terminate any search firms and determine their fees and terms of engagement. Potential candidates may also come to the Committee's attention through stockholders and others. Once candidates who meet one or more of the search criteria are identified, the Committee evaluates and discusses the potential director candidates with the full Board and arranges for meetings with appropriate candidates. The Committee discusses the results of these sessions and other background information and determines whether to make a recommendation to the full Board as to the candidate's nomination. The full Board, after considering the recommendation and report of the Committee, then determines whether to extend the candidate an offer to join.

        Director Qualifications.    The Board requires that all Director nominees be able to fulfill a Director's fiduciary duties in the best interests of the Company and all of its stockholders. In this spirit, all nominees should meet the criteria listed in our Corporate Governance Guidelines under "Board Membership Criteria," including unquestioned integrity and strength of character, practical and mature judgment, substantial business experience with practical application to the Company's needs, adequate time to devote to service on the Board, no conflicts of interest that would interfere with Board service, and a commitment to having a meaningful long-term equity ownership stake in the Company. The Company also requires that a substantial majority of Directors be independent, that at least three of the independent Directors have the financial literacy necessary for service on the Audit Committee and that at least one of these Directors qualifies as an "audit committee financial expert," that at least some of the independent Directors have service as a senior executive of a public or substantial private company, and that some of the independent Directors have an in-depth familiarity with the apparel and retail industries.

        Process for Evaluating Incumbent Directors.    As a general matter, the Committee is of the view that the continued service of qualified incumbents gives the Company the benefit of familiarity with and insight into the Company's affairs that its Directors have accumulated during their tenure, while contributing to the Board's ability to work as a collective body for the benefit of all stockholders. Accordingly, in selecting candidates for nomination at the Annual Meeting of Stockholders, the Committee begins by determining whether the incumbent Directors whose terms expire at the Annual Meeting desire and are qualified to continue their service on the Board. The Committee reviews and evaluates each incumbent's performance during her or his prior term. If the evaluation is favorable, the incumbent continues to satisfy the criteria for Board membership, and the Committee believes the incumbent will continue to make important contributions to the Board, the Committee will, absent special circumstances, nominate the incumbent for re-election as a Director.

        Consideration of Stockholder Recommendations of Candidates for Election as Directors.    The Committee will consider recommendations for Director nominations submitted by stockholders. The Committee will evaluate these candidates in the same manner as candidates recommended by other persons, except that the Committee may consider, as one of the factors in its evaluation of stockholder-recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company. A stockholder wishing to recommend to the Committee a candidate for election as Director must submit the recommendation in writing, addressed to the Committee, care of the Company's Corporate Secretary, at the Company's principal executive offices at 1441 Broadway, New York, New York 10018. Each nominating recommendation must be accompanied by the name, age, business and residence address and principal occupation or employment of, and the number of shares of Common Stock beneficially owned by, each recommended nominee, along with such information regarding the nominee as would be required to be disclosed in a proxy statement under S.E.C. regulations, as well as the stockholder or group of stockholders making the recommendation, information concerning any relationships between the recommending stockholder(s) and the proposed nominee, the qualifications of the proposed nominee to serve as a Director, and such other information called for on the Company's website at www.lizclaiborneinc.com under "Corporate Governance Guidelines" in the Investor Relations section. The recommendation must also be accompanied by the consent of the proposed nominee to serve if nominated and the agreement of the stockholder and proposed nominee to discuss the proposed nomination with the Committee, if the Committee decides in its discretion to do so.

        In addition, the Company's Certificate of Incorporation provides for a process by which stockholders may make director nominations for consideration at the Annual Meeting of Stockholders. See "Stockholder Nominations for Directors" below.

        Stockholder Nominations for Directors.    Written notice of any nomination for director for consideration at the Annual Meeting of Stockholders must be delivered to the Company's Corporate Secretary at the Company's principal executive offices at 1441 Broadway, New York, New York 10018, not less than 90 days nor more than 120 days prior to the date of the meeting at which Directors are to be elected and must contain the name, age, business and residence address and principal occupation or employment of, the number of shares of Common Stock beneficially owned by, each nominee and such other information as set forth in the Company's Certificate of Incorporation, which can be found www.lizclaiborneinc.com under Restated Certificate of Incorporation in the Investor Relations section.

        Communications with the Board.    Stockholders and other interested parties may communicate with the Board, the non-management Directors as a group, any Committee of the Board or any individual member of the Board, including the Chair of the Nominating and Governance Committee, by either writing care of the Company's Corporate Secretary at 1441 Broadway, New York, New York 10018 or by electronically mailing the Company's Corporate Secretary at corporate.secretary@liz.com. All communications will be reviewed by the Company's Corporate Secretary, who will then forward such communications or a summary thereof to the appropriate Directors. Any communication related to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chair of the Audit Committee.

DIRECTOR COMPENSATION

        Directors, other than Directors who are Company employees, are compensated for their services. During 2010, Directors received the following compensation:

  •
  Annual Retainers:

  •
  $150,000 for serving as a Director, with $100,000 payable in the form of Common Stock (the "Annual Stock Retainer") subject to transfer restrictions discussed below; new Directors receive a pro-rata grant of the Annual Stock Retainer upon election and a pro-rata portion of the cash retainer, based on the number of whole and partial fiscal quarters to be served during the fiscal year of their election;

  •
  $175,000 for serving as the non-executive Chairman of the Board, with $75,000 payable in the form of Common Stock, subject to the same transfer restrictions as the Annual Stock Retainer discussed below;

  •
  $10,000 for serving as a Committee Chair other than the Audit Committee, whose Chair received $20,000;

  •
  $1,000 for each Board meeting and Committee meeting attended;

  •
  A $6,000 allowance for the purchase of Company products (based on prices which are net of the usual Company employee discount); and

  •
  Reimbursement for out-of-pocket travel expenses incurred in connection with attendance at Board meetings and Committee meetings.

        The following table sets forth information concerning Director compensation earned by non-employee Directors for the 2010 fiscal year:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation ($)(3)	Total ($)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Bernard W. Aronson	83,000	100,000	—	—	—	1,965	184,965	100,000
Raul J. Fernandez	73,000	100,000	—	—	—	5,940	178,940	100,000
Kenneth B. Gilman	84,000	100,000	—	—	—	2,365	186,365	100,000
Nancy J. Karch	91,000	100,000	—	—	—	5,800	196,800	100,000
Kenneth P. Kopelman	67,000	100,000	—	—	—	745	167,745	100,000
Kay Koplovitz	165,000	175,000	—	—	—	1,720	341,720	175,000
Arthur C. Martinez	80,000	100,000	—	—	—	125	180,125	180,000
Doreen A. Toben	75,000	100,000	—	—	—	6,000	181,000	175,000

1)
The amount indicated includes the $50,000 annual cash retainer ($150,000 for serving as the non-executive Chairman of the Board), $1,000 for each Board meeting and Committee meeting attended, the $20,000 annual cash retainer for serving as the Audit Committee Chair and the $10,000 annual cash retainer for serving as a Committee Chair for each other Committee.

2)
The amount indicated reflects the $175,000 Annual Stock Retainer grant (29,813 shares of Common Stock granted on January 11, 2010, with a closing price on that date of $5.86) to the Chair, and the $100,000 Annual Stock Retainer grant (17,036 shares of Common Stock granted on January 11, 2010, with a closing price on that date of $5.86) granted to the other Directors.

3)
Each Director is provided an allowance for the purchase of Company products (based on prices which are net of the usual discount available to all Company employees for the purchase of Company products). The amount indicated reflects the actual clothing allowance utilized.

4)
The amount indicated represents the dollar amount recognized by the Company for financial statement reporting purposes with respect to the 2010 fiscal year for the fair value of stock under Statement of Financial Accounting Standards Board ASC Topic 718 "share-based payments". For Mr. Martinez and Ms. Toben, the amount indicated also includes cash fees deferred in 2010 into Common Stock.

        The Liz Claiborne, Inc. Outside Directors' Deferral Plan (the "Outside Directors' Deferral Plan") enables each non-management Director to elect prior to any calendar year to defer cash and/or Common Stock fees otherwise payable in that and succeeding calendar years. Deferred cash fees are deemed invested in phantom shares of Common Stock or credited with imputed interest at the prime rate plus one percent, whichever the Director specifies at the time of election. Deferred Common Stock fees are deemed invested in phantom shares of Common Stock, with dividends deemed reinvested in additional phantom shares.

        The Company does not provide any retirement benefits to Directors. Prior to 2004, Directors were annually awarded stock options, with a ten-year term and a three-year vesting schedule (subject to acceleration in certain circumstances). All prior options awarded were fully exercisable as of January 1, 2011.

        The Company's Corporate Governance Guidelines set out the Board's expectation that each Director will accumulate over time a holding of shares of Common Stock having a value equal to three times the value of the Annual Stock Retainer. In addition, notwithstanding a Director having met such shareholding guideline, Annual Stock Retainer shares are (subject to an exception for sales made to pay taxes due on the receipt of such shares) non-transferable until the first anniversary of grant, with 25% becoming transferable on each of the first and second anniversaries of the grant date, and the remaining 50% becoming transferable on the third anniversary. Any remaining transfer restrictions lapse one year after Board service ends, or immediately upon death.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Written Related Party Transactions Policy.    The Company has adopted a written related party transactions policy detailing the policies and procedures relating to transactions which may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interests of the Company and stockholders. The Nominating and Governance Committee must review and approve any related party transaction proposed to be entered into or ratify any such transaction previously commenced or completed. The Committee may delegate its authority under the policy to the Chair of the Committee, who may act alone. Under the policy, no Committee member may participate in any review, consideration or approval of a transaction involving such member or their immediate family or any entity with which such Committee member is affiliated.

        Under the Company's related party transactions policy, any relationship, arrangement or transactions between the Company and (a) any Director, senior officer or any immediate family member of either a Director or senior officer; (b) any stockholder owning more than 5% of the Common Stock; or (c) any entity in which any of the forgoing is employed or is a partner, principal or owner of a five percent (5%) or more ownership interest, is deemed a related party transaction, subject to certain exceptions, including (i) transactions available to all employees generally; (ii) transactions involving less than $100,000 in any twelve month period; (iii) with respect to Directors, transactions deemed immaterial for purposes of Director independence determinations under the Company's Corporate Governance Guidelines, as described above; (iv) transactions involving executive compensation approved by the Company's Compensation Committee or director compensation approved by the Board; and (v) any charitable contributions by the Company or the Liz Claiborne

Foundation to a charitable or not-for-profit organization for which a Director, senior officer or an immediate family member of a Director or senior officer serves as a director, trustee or is otherwise affiliated, where such contributions do not exceed $100,000 in any twelve month period or which are non-discretionary contributions made pursuant to the Company's non-discriminatory matching contribution program.

        Related Party Transactions.    The law firm of Kramer Levin Naftalis & Frankel LLP, of which Kenneth P. Kopelman, a Director of the Company, is a partner, provides certain legal services to the Company. During 2010, the firm was paid approximately $1,200,000 for fees incurred by the Company in connection with such services. This amount represents less than 1% of such firm's 2010 fee revenue. These services were provided on an arm's-length basis, and paid for at fair market value. The Company believes that such services were affected on terms no less favorable to the Company than those that would have been realized in transactions with unaffiliated entities or individuals.

PROPOSAL 2—ADVISORY VOTE ON THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS

        The recently adopted SEC rules, implementing requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enable our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement.

        As described in detail under the heading "Compensation Discussion and Analysis," our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Please read the "Compensation Discussion and Analysis" beginning on page 21 for additional details about our executive compensation programs, including information about the fiscal year 2010 compensation of our named executive officers. Please also refer to the "2010 Summary Compensation Table" and other related disclosures beginning on page 38.

        We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

  "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved."

        The results of this advisory vote, though not binding on the Company, will provide our Compensation Committee with an indication of investor sentiment about the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement, which the Committee will be able to consider when determining executive compensation for fiscal 2011 and beyond.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2 TO INDICATE YOUR SUPPORT FOR THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

 PROPOSAL 3—ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES
ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

        Pursuant to recently adopted Section 14A of the Exchange Act, we are asking stockholders to vote on whether future advisory votes on the compensation of our named executive officers of the nature reflected in Proposal 2 above should occur every year, every two years or every three years.

        After careful consideration, the Board of Directors has determined that holding an advisory vote on the compensation of our named executive officers on an annual basis is the most appropriate policy for the Company at this time, and recommends that stockholders vote for future advisory votes on the compensation of our named executive officers to occur on an annual basis. While the Company's executive compensation programs are designed to promote a long-term connection between pay and performance, the Board of Directors recognizes that executive compensation disclosures are made annually. Given that the "say-on-pay" advisory vote provisions are new, holding an annual advisory vote on the compensation of our named executive officers provides the Company with more direct and immediate feedback on our compensation disclosures. However, stockholders should note that because the advisory vote on the compensation of our named executive officers occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year's advisory vote on the compensation of our named executive officers by the time of the following year's annual meeting of stockholders. We believe that an annual advisory vote on the compensation of our named executive officers is consistent with our practice of seeking input and engaging in dialogue with our stockholders on corporate governance matters (including the Company's practice of having all directors elected annually and annually providing stockholders the opportunity to ratify the Audit Committee's selection of independent auditors) and our executive compensation philosophy, policies and practices.

        This advisory vote on the frequency of future advisory votes on the compensation of our named executive officers is non-binding on the Board of Directors. Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove the Board's recommendation. Although non-binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board's recommendation and the outcome of the stockholder vote, the Board may in the future decide to hold advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3 TO INDICATE YOUR SUPPORT FOR HOLDING FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ON AN ANNUAL BASIS.

COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary

        Our compensation programs are intended to align our executive officers' interests with those of our shareholders by rewarding performance that meets or exceeds the goals the Compensation Committee establishes with the objective of increasing shareholder value over time. Aligned with our philosophy of paying for performance, compensation earned by our named executive officers (NEOs) will vary based on individual and corporate performance measured against annual and longer-term performance goals. Our executive compensation package includes base salary, annual incentive compensation and long-term incentive awards.

        In 2010, the Company reduced its losses compared to 2009, driven by reduced selling, general and administrative expenses and improvement in gross margin. As we continued to execute our turnaround strategy, the Company's balance sheet and cash flow positions remained quite strong at year end. Strong cash flow performance in 2010 allowed the Company to reduce total debt by $80 million over the course of the year, resulting in outstanding revolver borrowings of $23 million and the availability of $240 million under the Company's amended and restated revolving credit facility at year-end.

        Despite improving financial performance in many areas, the Company's 2010 performance was below the threshold financial goals established by the Compensation Committee for purposes of determining annual incentive payouts for the NEOs. Those financial results, along with the continued improvement in the Company's operational capabilities and strategic accomplishments across the Company's businesses were key factors in the compensation decisions and outcomes for the fiscal year:

  •
  Financial performance for 2010, accounting for 75% of annual incentive opportunity for each executive, resulted in no payout based on below-plan performance. The Committee awarded payouts to NEOs of between 20% and 20.5% of target bonus for the achievement of critical, pre-established strategic goals, including improvements to operational processes, identification and development of key talent, improvements in inventory and margin metrics across the enterprise, the successful management of the Partnered Brands complex (including the execution of our strategic closure of the Liz Claiborne branded outlet stores in the US and Puerto Rico), significant improvements in security and brand protection with regards to trademark infringements and counterfeiting activity, renewed training in compliance and business ethics, and the creation and implementation of supply chain improvements.

  •
  Long-term incentives continue to be delivered in the form of semiannual grants of stock options for the NEOs, and as such, executives will only realize gains to the extent that shareholders do as well. The Company chose to continue to grant stock options on a semiannual basis in 2010 so as to mitigate the potential impact of continued volatility in the Company's share price. The Company's recent stock price levels have resulted in actual long-term compensation reward values that have been limited.

  •
  Based on the Committee's analysis of the Company's performance, market-competitive positioning and internal equity, it awarded salary increases to only two NEOs in fiscal 2010. For 2011, the Committee has determined that none of the NEOs will receive salary increases, and the Company will be delaying firm-wide merit increases for one quarter.

        We made several important changes to our compensation programs during fiscal 2010 and for fiscal 2011 to further align our executive compensation structure with our shareholder's interests and to better reflect current market trends and good governance practices:

        After focusing on critical stabilization metrics in 2009 (i.e., debt management, cost management and cash flow from continuing operations), the Compensation Committee incorporated adjusted earnings(1) per share as an annual incentive plan metric for the NEOs (along with cash flow from continuing operations) in 2010. While debt and cost management continue to be important levers for the Company, these metrics were not used for purposes of determining 2010 annual incentive payouts for the NEOs.

(1)
The adjusted results, as well as forward-looking targets, exclude the impact of expenses incurred in connection with the Company's streamlining initiatives and brand-exiting activities, non-cash impairment charges and non-cash write-offs of debt issuance cost.

        We introduced the 2010 Profitability Incentive Plan (PIP) to deliver awards upon the achievement of key milestones in the Company's turnaround plan. As key steps in our return to profitability, awards under the PIP will be earned upon the achievement of the following goals: 1) consecutive four quarters break-even adjusted earnings per share, 2) consecutive four quarters $1.00 adjusted earnings per share, and 3) consecutive four quarters $1.00 adjusted earnings per share and 10% EBITDA margin(2) for the same period. In keeping with the sense of urgency to continue progress and deliver these results in a sustainable way, no amounts will be paid under the PIP if the goals are not met by July 2013. For additional discussion of the PIP awards, please see pages 31 and 41.

(2)
EBITDA as income (loss) from continuing operations attributable to Liz Claiborne, Inc., adjusted to exclude income tax provision (benefit), interest expense, net of depreciation and amortization. We also define Adjusted EBITDA as EBITDA adjusted to exclude the impact of expenses incurred in connection with the Company's streamlining initiatives and brand-exiting activities, non-cash impairment charges and non-cash share-based compensation expense.

•
We replaced the expiring Executive Severance Agreements (ESAs) for all NEOs (excluding the CEO), that have been in place since 2008, with new agreements that include provisions to: 1) reduce payouts for documented performance-based terminations, 2) expand the definitions of Cause to include Code of Ethics and Business Practices and Company policy violations, 3) narrow the definitions of Good Reason, and 4) eliminate gross-ups for excise taxes that may be payable with respect to severance payments and other payments deemed to be made in connection with a change-in-control. We believe that the newly implemented ESAs are responsive to shareholder concerns, and are reflective of competitive trends and best governance practices, while also encouraging executive focus, retention and engagement during this critical time.

•
We adopted a formal claw back policy to ensure that the Compensation Committee has the ability to recoup any awards paid to NEOs and other key executives in error or based on fraud, misconduct or gross negligence of the executive. We believe that this policy reduces potential risks associated with our incentive plans.

•
We expanded our compensation risk assessment, and engaged in a robust formal risk assessment process with specific responsibilities assigned to management, committees of the Board and the Board's outside advisors.

•
The Company eliminated most perquisites and all tax gross-ups (other than those related to the reimbursement of relocation expenses).

        The 2010 and 2011 improvements listed above were built upon our solid compensation governance framework. This on-going framework incorporates a number of continuing practices, including:

  •
  The continued engagement of an independent compensation consultant by the Compensation Committee. Semler Brossy was directly selected by and has served the Compensation Committee since 2006. For additional discussion regarding the full services provided by the independent consultant, please see page 13.

  •
  The inclusion of only independent outside directors of the Board as members of the Compensation Committee.

  •
  "Double-trigger" change-in-control provisions for the Company's equity awards, long-term incentive plans and other benefits.

  •
  An Executive Ownership policy that requires five times base salary holdings for the CEO and two times base salary holdings for all other NEOs and requires retention of 75% of net-vested or exercised equity awards until this requirement is met (applicable to all NEOs). The Compensation Committee reviews NEOs' holdings annually.

Overall Objectives of Executive Compensation

        The fundamental goals of the Company's compensation program are to motivate executives to drive capital-efficient profitable growth, and to build the long-term organizational capabilities that will deliver shareholder value over time. To achieve these overarching objectives, the compensation program has been designed around the following three principles:

        1.     Attract and retain key executives by providing compensation that motivates and is highly competitive with that of other executives employed by companies of similar size, complexity and lines of businesses. Talent is a critical component for success, particularly in our industry, which requires that unique creative talents be combined with commercial capability. It is an industry that is continuously evolving, highly competitive, and economically volatile. Selectively attracting critical talent from outside the Company, and in some cases, the industry, has continued to be important as the Company implements its long-term growth plan.

        The need to continue advancing our strategy in the face of significant challenges has made executive retention critical in 2010. See the "Annual Cash Incentive Plan" and "Long-Term Incentive Compensation" sections regarding specific changes made to the compensation program for 2010. These changes address the need to motivate strategy execution and sustainable progress while promoting critical talent retention. In addition, the "Compensation Evaluation Processes" section provides more detail on how the Compensation Committee assessed competitive compensation levels to attract and retain talent.

        2.     Align the interests of executives and shareholders. Corporate and business unit metrics in the annual and long-term incentive plans are set in order to focus the executive teams on the drivers of shareholder value and business unit profitability and growth (see discussion of "Annual Cash Incentive Plan" and "Long-term Incentive Compensation" for more detail on specific changes that were made). The Company strives to select performance metrics that reflect key objectives and focus executives on critical business drivers. The mix of performance metrics and award vehicles is intended to provide an appropriate balance between overall corporate and divisional results.

        The Company has continued to reexamine its key priorities and balance investment in the key lifestyle brands selected for growth with strengthening its liquidity position, restructuring debt and managing cash flow, while aggressively and carefully managing costs. To underscore the urgency of achievement on improving operationally and managing costs, the Company has managed its compensation program accordingly by (i) maintaining a general hiring freeze, (ii) suspending the Company's 401(k) matching and Profit-sharing contributions for all associates within the organization until reinstatement in July 2010, including for the NEOs, (iii) using established operating cash flow from continuing operations and adjusted earnings per share as the financial metrics for the 2010 annual incentive plan for participants in the Company's 162(m) plan, and (iv) including pre-determined individual non-financial goals within the annual incentive plan that related to each NEO's specific priorities for achievement of the Company's objectives, including meaningful system and process improvements, building talent bench strength, initiating restructuring initiatives to improve our business model, cost structure and capabilities, and further developing and enhancing our growth strategy (see discussion of "Annual Cash Incentive Plan").

        As we execute our turnaround strategy aimed at building strong global, direct-to-consumer lifestyle brands, we have had to adapt the specific metrics and mix of award vehicles year to year to reflect the dynamic changes in the marketplace and economy, and their associated impact on the needs and interests of the shareholders. The introduction of the 2010 Profitability Incentive Plan underscores the tangible milestones that the Company has committed to achieving in our path forward.

        For 2010, the Compensation Committee continued to utilize stock option grants for the NEOs, and, recognizing the reduced volatility in the stock market, decided to change from quarterly grants to semi-annual grants made in March and September. In 2011, the Company will continue to use this semi-annual granting approach. In mid-2010, the Committee also decided to add an additional performance-based element back into the NEO compensation program with the introduction of the PIP, which directly ties award payouts with the achievement of profitability goals. For further discussion, see "Long-Term Incentive Compensation".

        3.     Emphasize performance-based compensation through an appropriate mix of fixed and variable compensation. Variable compensation is a cornerstone of the Company's compensation programs and therefore, is targeted to comprise a significant portion of total direct compensation (i.e., TDC—base salary plus target annual incentive plus the fair value of long-term incentive awards) for the NEOs, and we expect to see actual compensation vary with performance (see discussion of "Mix of Compensation Components" below for more detail).

Ongoing Components of Compensation

        The Company provides a mix of fixed and variable pay and executive benefits. A brief description of each ongoing compensation component and its objectives follows. More detail is provided in subsequent sections.

ONGOING COMPONENTS OF COMPENSATION

Compensation Component	Brief Description	Purpose/Role	2010 Actions
Base Salary	Fixed compensation. Salaries are reviewed each year, and changes, if any, are typically made in the first quarter. Salary increases are based on a combination of factors, including individual performance, experience and expertise.	Aid in attracting and retaining senior executive team by providing competitive base pay relative to peer companies.

		Compensate officers for fulfilling core job responsibilities and recognize future potential.	NEO adjustments in 2010 were limited to the CHRO (reflecting an internal promotion) and the General Counsel, CLO (reflecting a review of his responsibilities and market competitive positioning).

Compensation Component	Brief Description	Purpose/Role	2010 Actions
Annual Incentive	Variable cash compensation earned based on company and business unit achievement.

Promote and reward the achievement of annual goals that lay the groundwork for strategy execution and longer-term value creation.

Reward achievement of operating profit targets in performing business units.

Based on the results of the Company overall, bonus payouts to the NEO's were limited to 20% of target bonus, reflecting achievement of pre-established strategic goals.
2010 Long Term Incentives (LTI)	Variable compensation that focuses on performance longer than one year. The use of equity creates a link to stock price growth and total return to shareholders.	Align executive and shareholders' interests by rewarding executives for increasing stock price and shareholder value.

For 2010, LTI was granted as stock options that have an exercise price at fair market value, a 7-year term and ratable vesting over three years.

In addition, the PIP was awarded to the NEOs and select key executives with payouts settled in a combination of cash and shares and tied to the achievement of certain profitability goals.

Retirement Benefits	Defined contribution 401(k) Savings/Profit Sharing Plan.	Provide competitive retirement benefit. Give additional security to employees of the Company and aid in retention.

Effective July 2009 to July 2010, the Company suspended its 50% match on participant contributions of up to 6% of salary. NEOs participate in the same plan as the broad-based population. This plan is subject to Internal Revenue Code ("Code") limits.

Compensation Component	Brief Description	Purpose/Role	2010 Actions
SERP

A supplemental executive retirement plan, which is available to US-based employees at a level of Director or above.

Essentially equivalent to the broad-based 401(k) plan; primary difference is that participants (including NEOs) may contribute up to 50% of salary, and up to 100% of their annual bonus.

Investment options are essentially similar to the 401(k) plan, but with fewer investment choices.

Allow participant savings above the limits applicable to the Company's tax-qualified plans. Aid in retention and build long-term commitment to the Company.

The Company makes contributions for SERP participants on all base salary in excess of the Code qualified plan compensation limitations. Consistent with the suspension of the 401(k) match, Company contributions under the SERP were suspended for 2009. In July 2010, the Company reinstated contributions for SERP participants.

Perquisites

Special benefits common to the industry which vary by position, including clothing allowance, transportation or housing allowance, and financial counseling.

Typically provided under programs available to, and provided at a similar value to, a broader group of executives.

		Aid in attraction, retention, job satisfaction and efficiency. Provide industry-competitive programs necessary for effective recruiting.	All perquisites are provided on a taxable basis, with the exception of expatriate and relocation-related allowances which are grossed-up on a basis consistent with the standard policy for the Company.
Severance and Change-in-Control (CIC) Agreements	Severance as well as double-trigger change-in-control agreement for Mr. McComb. Severance-only agreements for other NEOs.

Focus executives on shareholder interests in transition periods.

Provide the Company with non-competition and non-solicitation protection.

Provide income protection in the event of involuntary loss of employment.

In 2010, the expiring 2008 ESAs for the NEOs (other than Mr. McComb) were renewed, with the addition of a reduced benefit for performance-based terminations, expanded definition for Cause, and more limited definition of Good Reason.

Compensation Component	Brief Description	Purpose/Role	2010 Actions
Executive Benefits

Provides life insurance coverage equal to two times annual base salary for all U.S. employees at Vice President-level and above.

Insured participants are entitled to any cash surrender value under the policy.

CEO Supplemental Disability Benefit

		Aid in attraction and retention. Provide competitive benefit. To provide disability coverage for the CEO to bring total coverage to 100% of base salary	No changes to Executive Benefits were made in 2010.

Total Direct Compensation Evaluation

        One input the Compensation Committee uses to determine executive officer salary, annual incentive and long-term incentive levels is a review of competitive data provided by the Compensation Committee's consultant and by the Company's Human Resources department. In the last two years, this data has been extremely volatile as other companies in the retail sector have had to respond to the same economic factors as our Company and have had to make compensation adjustments accordingly. Therefore, in making individual compensation decisions, the Committee has used this data as a reference but has placed more weight on the Company's specific business situation and the requirements for each NEO role.

        The competitive data comes from two sources: surveys and proxy data. The Compensation Committee's consultant and the Company's Human Resources department provide the Committee with "market" values from each of these sources including aggregate target total cash compensation (i.e., TCC: base salary plus target annual incentive) and target total direct compensation (i.e., TDC: target total cash compensation plus fair value of long-term incentives), as well as their component parts. In considering the two data sources, the Committee relied more on the survey data for understanding market pay levels and more on the proxy data for evaluating individual company compensation actions and trends.

        Survey data:    The survey data is drawn from both wholesale and retail apparel surveys as well as general industry surveys. The Compensation Committee believes that it is appropriate to include general industry surveys in the competitive assessment process as the Company competes for executive talent both within and outside of its industry. Moreover, few industry peers have directly comparable business characteristics, so the general industry reference point is an important gauge of the wider competitive market. The surveys used as competitive market sources are listed in the table below.

Surveys Used in 2010 Competitive Market Comparisons

Publisher	Survey Name	Industry
The Hay Group 70 participants	2009 and 2010 Total Remuneration Reports	Retail
Towers Watson 339 participants	2010 General Industry Executive Survey	General Industry Retail/ Wholesale
Equilar 474 participants	2010 Retail Sector Database	Retail

        TDC for the NEOs is compared to TDC for survey positions based on responsibilities. The Committee's consultant and the Company's Human Resources department adjust the data for size so that comparisons are made to roles at companies of similar size and of similar breadth and scope, taking into account the comparability of NEO roles at the Company to survey roles.

        Proxy data:    The proxy data is drawn from retail and wholesale apparel companies that represent business competitors and sources of competitive talent. The 2010 proxy peer group included the following 16 companies: Abercrombie & Fitch, American Eagle Outfitters, Inc., Ann Taylor Stores Corporation, Coach, Inc., Dillards, Inc., The Gap, Inc., The Jones Group, Inc., Limited Brands, Inc., NIKE, Inc., Nordstrom, Inc., Philips Van-Heusen Corporation, Polo Ralph Lauren Corporation, Quicksilver, Inc., Saks, The Talbots, Inc., and VF Corporation. Competitive proxy pay data for this peer group was reviewed and considered by the Compensation Committee as one input to individual compensation decisions for 2010. Periodically, the Compensation Committee reviews the peer group of companies and updates it so that it remains relevant. In 2010, the Compensation Committee reviewed peer companies against a set of criteria including size, product focus, retail vs. wholesale business mix, competition for customers and talent, and updated the peer group of companies for 2011. The 2011 proxy peer group now includes the following 19 companies: Abercrombie & Fitch, Aeropostale, Inc., American Eagle Outfitters, Inc., Ann Taylor Stores Corporation, Charming Shoppes Inc., Chico's FAS Inc., Coach, Inc., Guess ?, Inc., The Jones Group, Inc., Limited Brands, Inc., New York & Company, Inc., Pacific Sunwear of California, Inc., Philips Van-Heusen Corporation, Polo Ralph Lauren Corporation, Quiksilver, Inc., The Talbots, Inc., Urban Outfitters Inc., VF Corporation, and The Warnaco Group, Inc.

        Target pay opportunities for the NEOs are highly competitive relative to market pay levels. However, actual pay has been below target levels in recent years as the Company is still in the midst of a turnaround and pay decisions have been consistent with the Company's principle of paying for performance. The NEOs' target pay positioning was necessary to recruit top talent from outside the Company to help execute its long-term growth plan and reflects several NEO roles which have expanded beyond traditional benchmarks as the Company has restructured to most effectively respond to business challenges. For 2010, target TCC levels for the NEOs were generally at the 75th percentile (+/- 15%) of the survey data. Target TDC levels for the NEOs were generally between the median and 75th percentile of the survey data. However, the Committee does not target a particular compensation percentile, particularly given how volatile the competitive data has been in recent years. Individual pay elements for individual executives vary in their positioning based on decisions made related to individual executive circumstances. In general, base salaries are higher than market median pay levels, and the value of recent equity grants have been lower, given share constraints. (See "Mix of Compensation Elements" below for more detail). It is important to note that the observed pay positioning represents compensation opportunities only, and not actual realized pay.

        For reference, the proxy peer group pay historically has been similar to or higher than the retail survey data (that is, median proxy data is roughly equivalent to the retail survey 75th percentile). Following the update to the 2011 proxy peer group, it was observed that the effect of the new peer group on competitive pay levels was a reduction in the proxy median and 75th percentile of approximately 15%, more closely aligning the proxy data with the retail survey data.

Benefits and Perquisites Evaluation

        The Compensation Committee's philosophy is that NEOs should not be treated markedly differently from other executives or the broader employee population in the design of their benefits, nor should perquisites extend beyond those typically available in the industry to NEOs and other executives. The Company's Human Resources department evaluates benefits and perquisites periodically, with the last review of retirement, SERP, Executive Life and Financial Counseling occurring in July 2008. Clothing, transportation and housing allowances were also reviewed in 2008. Based on these reviews, the Committee believes these benefits are within the range of competitive practice for the Company's industry peers.

        The Committee also agreed upon completion of its 2008 review that NEOs would not be grossed up for taxes on any perquisites received, other than certain one-time or special benefits provided under broader programs, such as relocation and expatriate assignment support, beginning January 2009.

        Additionally, the Committee and senior management conducted an in-depth review of the Company's Health and Welfare and Retirement programs in early 2009, with the assistance of Hewitt Consulting. This review resulted in several design changes to the Company's medical plan and the suspension of the Company's 401(k) match and all contributions to the Profit-sharing plan and the Supplemental Executive Retirement Plan in July 2009. After monitoring the financial savings generated by these changes, the Committee and senior management reinstated the Company's 401(k) match for all employees in July 2010.

Compensation Decision-making Process for the NEOs

        It is the policy of the Company that compensation for NEOs is approved by the Compensation Committee, and reviewed by the independent members of the full Board. The Chief Executive Officer recommends pay levels for the NEOs, excluding himself. The Chief Executive Officer, working together with the Chief Financial Officer and Chief Human Resources Officer, also recommends goals for the incentive plans. These recommendations are reviewed by the Compensation Committee, which makes all final decisions. The Compensation Committee determines the compensation of the Chief Executive Officer drawing on advice from the independent compensation consultant to the Compensation Committee, Semler Brossy Consulting Group, LLC and discussion of Mr. McComb's overall performance with the full Board.

Mix of Compensation Components

        Prior to 2009, the target mix of individual pay elements had typically been consistent with the mix of pay elements for TDC levels at the survey 75th percentile and favored variable over fixed pay (consistent with the Compensation Committee's objective of paying for performance). However, in 2009 and 2010, the limited number of shares remaining available for grant under the Company's 2005 Stock Incentive prevented the Company from making fully competitive long-term incentive grants during the annual grant cycle. Although 2009 target pay mixes for all executives were weighted less heavily towards long-term incentives than the competitive mix, with the introduction of the PIP awards in 2010, target pay mixes for executives are now more closely aligned with the competitive mix. The table below summarizes the target TDC mix for 2009 and 2010.

Target TDC Mix(1)

	2009			2010
		Performance-Based Compensation			Performance-Based Compensation
NEO	Base Salary	Target Annual Incentive	Fair Value of LTI	Base Salary	Target Annual Incentive	Fair Value of LTI
W. McComb	30%	45%	25%	14%	21%	64%
A. Warren	40%	30%	31%	19%	19%	62%
N. Rubino	51%	39%	10%	27%	20%	53%
P. Warner	59%	35%	6%	41%	25%	34%
L. Piovano Machacek(2)				42%	21%	37%

(1)
Target TDC mix is calculated with the following pay elements: effective salary at fiscal year end 2009/2010, target annual incentive for 2009/2010, and the fair value of the long-term incentive grants (December 2008 through September 2009 option grants for 2009; March and September 2010 option grants and July PIP grants for 2010).

(2)
Ms. Piovano Machacek's 2009 target TDC mix is not shown because she was not a named executive officer in 2009.

Base Compensation

        The Compensation Committee reviews NEO salaries annually and when duties change in any material way. Ms. Piovano Machacek was promoted to the Chief Human Resources Officer role in January 2010 and her base salary was increased to $350,000 to reflect this promotion. Mr. Rubino also received an increase of $30,000 to $500,000 (6.4%) in March 2010 based on the Committee's review of his responsibilities, market-competitive positioning and internal equity. No other NEO's received increases in 2010.

        In general, the Company and the Committee prefer to make compensation increases for the NEOs in the incentive components of pay, particularly for those with a higher proportion of base salary in their TDC mix at target. Going forward, the Company and the Committee intend to move base salary positioning from the 75th percentile toward the median over time in order to strengthen the pay-for-performance aspects of the compensation program.

Annual Cash Incentive Plan

        For performance year 2010, the Compensation Committee approved performance goals for awards to the NEOs for the Company's annual cash incentive plan based on the continuing importance of managing cash flow, improving the Company's profitability, and on building a stronger platform for long-term viability and success. The two financial measures selected were Company cash flow from continuing operations and adjusted earnings per share. In addition, individual goals were set for each executive and presented to and approved by the Compensation Committee. These performance goals and metrics were consistent with the Company's key priorities in executing its business strategy for 2010, and also marked a return to the Company's pre-2009 annual incentive plan metrics with the reintroduction of earnings per share.

        The threshold for ensuring tax deductibility for awards paid to the NEOs subject to Section 162(m) of the Internal Revenue Code was set for 2010 at the achievement of either cash flow from continuing operations of at least $100 million or adjusted EPS of ($1.00) or better in fiscal year 2010. Based on the Committee's evaluation of the Company's financial and individual strategic goals set at the beginning of 2010, the following bonuses were awarded to each of the NEOs.

Annual Performance Achieved and Bonus Paid by Individual Executive:

	2010 Performance Weighting:			Actual Bonus Paid
	Financial Goals	Individual Strategic Goals	Overall	% of Target	$
W. McComb	75%	25%	100%	20.5%	$400,000
A. Warren	75%	25%	100%	20%	$140,000
N. Rubino	75%	25%	100%	20%	$75,000
P. Warner	75%	25%	100%	20%	$52,200
L. Piovano Machacek	75%	25%	100%	20%	$35,000

Long-Term Incentive Compensation

  Stock Option Awards

        The Company's 2010 annual equity grant cycle occurred in March 2010, and was delivered in two equal option grants on March 1, 2010 and September 1, 2010.

        In addition to the annual option grants awarded, Messrs. McComb, Warren, Rubino and Warner received additional option grants on March 1, 2010 in lieu of cash bonus determined to be earned by the Committee. The Committee sought to increase the alignment of the executives with shareholders by delivering a portion of the 2009 bonus in additional stock options rather than in cash.

NEO	Number of Stock Options— Annual	Number of Stock Options— Special	Value of Grants as Percentage of Salary
W. McComb	750,000	150,000	208%
A. Warren	300,000	85,000	167%
N. Rubino	75,000	45,000	76%
P. Warner	25,000	35,000	45%
L. Piovano Machacek	50,000	0	53%

        These options will vest 25% on each of the first and second anniversaries of grant and 50% on the third anniversary of grant. The exercise price for each installment was equal to the closing price of the Company's Common Stock on the relevant grant date. The value of grants has been calculated based on the Company's calculation of grant date fair value for purposes of expensing (see page 38 for more information).

  Profitability Incentive Plan Awards

        In addition to the grant of stock options, the Committee also introduced the PIP in 2010. Awards under the PIP were designed to reward NEOs and select key members of management for achieving three critical strategic milestones by July 2013, all of which have been communicated to shareholders as milestone goals in the Company's turnaround strategy: 1) consecutive four quarters break-even adjusted earnings per share, 2) consecutive four quarters $1.00 adjusted earnings per share, and 3) consecutive four quarters $1.00 adjusted earnings per share and 10% EBITDA margin for the same period. The table below sets forth the awards to be earned by each of the NEOs should all the strategic milestones of the plan be achieved:

NEO	Shares (#)	Cash ($)	Value of Award as Percentage of Salary
W. McComb	433,500	975,000	300%
A. Warren	155,500	350,000	200%
N. Rubino	83,500	187,500	150%
P. Warner	22,000	50,000	43%
L. Piovano Machacek	22,000	50,000	57%

2011 Special Retention Award to Mr. Warren

        In 2011, the Compensation Committee approved an additional special award of phantom share units to Mr. Warren, effective March 1, 2011. This award is meant to reflect the importance of retaining Mr. Warren while the Company executes important financial and strategic initiatives between now and the vesting date of the award. This special retention incentive will be subject to the threshold 162(m) goal established for the 2011 annual incentive plan, and will be vested upon the earlier of the achievement of the PIP goals or the expiration of the PIP plan. The Committee has the discretion to settle this award in either cash or shares.

2008 Performance Share Unit Awards subject to 2010 Performance

        In 2008, the Company granted Performance Share Unit awards, 50% of which were subject to pre-established performance criteria in 2010. In February 2011, the Compensation Committee determined that the pre-established performance criteria for these awards had not been achieved at or above threshold levels, and as a result, all outstanding 2008 Performance Share Unit awards were deemed to be unearned and cancelled. These awards, as well as the previous 2007 PSUs were unearned based on below threshold performance against the pre-established goals.

Formal Equity Grant Policy

        The Company has adopted a formal equity grant policy. All equity grants are approved at Compensation Committee meetings (and documented in the Committee minutes) or, within certain limitations, approved by delegation by the CEO and Chairman of the Compensation Committee.

        The grant date for restricted stock, restricted stock units and other forms of full-value share awards will be the first trading day of the month following the approval of the Committee, and the commencement of employment for new hires.

        For option awards, the exercise price equals the closing stock price on the date of grant. In January 2010, the Compensation Committee established the following option grant dates; options granted on each of these pre-determined dates have an exercise price equal to the closing stock price on the date of each grant:

  •
  *March 1, 2010

  •
  June 1, 2010

  •
  *September 1, 2010

  •
  December 1, 2010

  •
  *March 1, 2011

  •
  June 1, 2011

  •
  *September 1, 2011

  •
  December 1, 2011

        All grants to NEOs in 2010 complied with the Company's equity grant policy. Dates for the NEO annual grant cycles are denoted with an asterisk.

Legacy Compensation Program (applies to Mr. Rubino only)

        In addition to the ongoing programs described above, Mr. Rubino retained a long-term incentive award under the Company's Growth Share ("G-Shares") program, which was granted in 2004. This award did not influence the level of long-term incentive awards provided to Mr. Rubino in 2010. All outstanding G-Shares, including Mr. Rubino's outstanding award, were time-vested on January 19, 2010 in accordance with the award agreements.

Stock Ownership

        In order to align executives' interests with the interests of our shareholders, the Compensation Committee encourages ownership of Company Common Stock by its officers and employees. The Company accomplishes this in a number of ways, including: making stock option and other equity-based awards under the Company's equity plans; providing the opportunity for employees to invest in the Company's Common Stock under the Company's 401(k) Plan; and adopting specific stock ownership guidelines for our executives.

        The Compensation Committee has adopted executive stock ownership guidelines, which apply to the NEOs as well as other senior executives in the Company. Individuals are asked to accumulate a targeted number of shares of Company Common Stock having a value established through a multiple of base salary. The multiples of base salary for the NEOs are:

  •
  Five times for the CEO; and

  •
  Two times for the other NEOs.

        Until the applicable multiple of salary requirement is met, the guidelines require the executive to retain 75% of the shares: 1) received as awards of restricted stock and performance shares from the Company, after withholding of shares for satisfaction of the executive's tax obligations, or 2) obtained upon exercise of stock options received from the Company, after withholding of shares for payment of the option exercise price and for satisfaction of the executive's tax obligations. The Company's objective is to have executives reach their guideline within five years, provided that in the event of a promotion which results in an increase in the number of shares required to be held, the individual is provided five years to meet the new requirements, starting from the promotion date.

Supplemental Executive Retirement Benefits

        The Company's unfunded Supplemental Executive Retirement Plan ("SERP") is designed to make up for the limitations imposed by the Code on profit sharing and matching contributions under the Company's tax-qualified Savings Plan and provide additional income deferral opportunities consistent with the practice of peer companies. Plan details are provided in the narrative to the "Nonqualified Deferred Compensation" table on page 45.

Perquisites and Executive Benefits

        The Company's overall value proposition is to offer a package that emphasizes long-term contribution and stability rather than extra benefits, particularly benefits not available to a broader employee population. The NEOs receive the same medical, dental, vision, employee discount and 401(k) benefits the broader associate population. The perquisites provided to NEOs are available to other executives in the Company including:

  •
  An Executive Life Insurance Program providing coverage equal to two times annual base salary;

  •
  Transportation/commuting expense allowances;

  •
  Clothing allowance; and

  •
  Financial counseling.

        In addition, the Company leases an apartment in New York City for Mr. McComb's personal use. The value associated with this apartment is reported in the Summary Compensation Table. Also as noted in the footnotes to the table, this expense was reduced in 2010 based on Mr. McComb's relocation to a less expensive property. Additionally, along with the July 2009 renewal of Mr. McComb's employment agreement, the Company purchased disability insurance providing, beginning in 2009, 100% of base salary to Mr. McComb in the event of his disability, with annual premiums paid directly by the Company.

        Beginning in 2009, any perquisites for executive officers have been provided on a taxable basis, including Mr. McComb's apartment, and no tax gross up payments have been provided, with the exception of expatriate assignment and relocation allowances and payments made consistent with the Company's policies in place for the broader employee population. Mr. Warner received tax gross-ups as well as certain tax equalization allowances related to his expatriate assignment to Hong Kong and under the Company's relocation program, all of which occurred in accordance with his hiring package relocation agreement and his expatriate assignment prior to his appointment as an executive officer. A supplemental table outlining All Other Compensation amounts in greater detail can be found following the "Summary Compensation Table" on page 38.

Severance and Change-in-Control Agreements

        In 2009, the Compensation Committee reached an agreement to extend Mr. McComb's employment agreement. Mr. McComb is provided with a change-in-control arrangement under his Executive Termination Benefits agreement and has severance provisions as part of his employment agreement. For a detailed description and a discussion of Mr. McComb's arrangements, please see "Agreements with William L. McComb" beginning on page 46.

        The other NEOs have severance agreements that went into effect in January 2011. The Compensation Committee determined that these severance agreements would aid in retention of key executives during the Company's continued execution of the turnaround, and made changes to these new agreements which replaced those expiring in December 2010.

        The Committee undertook a study of competitive severance and change-in-control practices in 2010 so that these agreements would be designed to be consistent with practices prevalent within the industry and Fortune 500 companies, and reflecting the business circumstances of the Company. Based on the findings of the competitive review, the Compensation Committee believes that all its current agreements with the NEOs are within competitive practice, and comply with all applicable regulatory requirements. Further, these agreements incorporate additional features such as a reduced severance benefit in the event of a documented performance-based termination, expanded definitions of Cause and more limited definitions of Good Reason. All agreements include "double-trigger" change-in-control and clawback provisions.

        These agreements are designed to encourage continued attention and dedication to the executive's duties in the face of potential distractions, such as concern over future employment. The initial term of these agreements expires on December 31, 2012, or earlier if the executive is terminated before December 31, 2012, and will then automatically renew each year following 2012.

Other Change-in-Control Provisions

        All stock-based awards have been granted pursuant to one of the stockholder-approved stock incentive plans. Certain of the stock-based awards currently outstanding were granted under the 2000 and 2002 Stock Incentive Plans and include single-trigger change-in-control provisions, whereby any unvested restricted stock or options vest upon the consummation of a change-in-control, as defined in such plans. The 2005 Stock Incentive Plan reflects the Company's adoption of "double-trigger" change-in-control provisions, whereby any unvested restricted stock or options would vest only upon both a change-in-control and a termination of employment of a participant in the Stock Incentive Plan, as defined in such Plan.

        The semi-annual and special stock option grants approved in March 2010 were granted with "double-trigger" change-in-control provisions reflecting the February 2010 Compensation Committee approval of a new form of agreement for option grants which includes "double-trigger" change-in-control provisions regardless of the Stock Plan from which the shares have been granted.

        The Company chose to institute a "double-trigger" mechanism because we believe that executives are only materially harmed if a change-in-control results in termination without Cause or termination by the executive for Good Reason. The use of a "single-trigger" could result in significant payments even if the executive's position, responsibilities, and compensation were unaffected. The Company chooses to provide vesting following a Good Reason termination because we believe that such a termination is conceptually the same as an actual termination by the Company without Cause, and because we believe that potential acquirers would otherwise have an incentive to constructively terminate NEOs to avoid paying severance.

Tax and Accounting Considerations

Tax Considerations

        The Compensation Committee intends to structure compensation for executive officers so that it is tax deductible to the Company to the extent feasible and takes the tax deductibility of compensation into account when making compensation decisions. The Committee took into account that the following compensation may not be fully deductible when paid:

  •
  Mr. McComb's base salary over $1 million;

  •
  Time-vested restricted stock granted to Messrs. McComb and Warren upon hire; and

  •
  Certain payments in the event of a change-in-control.

        The vesting of the Company's stock awards is currently structured to accelerate in the event of a change-in-control and qualifying termination of employment. This acceleration could contribute to potential excess parachute payments.

Accounting Considerations

        Stock options, restricted stock, and performance shares are accounted for based on their grant date fair value, as determined under FASB ASC Topic 718 (see Notes 1 "Basis of Presentation and Significant Accounting Policies—Share-Based Compensation" and 13 "Share-Based Compensation" in the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the fiscal year ended January 1, 2011). Because the performance shares include financial performance conditions, the compensation cost of the awards will be reversed if the performance conditions are not met or the employee does not remain employed by the Company throughout the performance period.

Compensation Risk Assessment

        We believe that our compensation programs appropriately balance risk and the achievement of long-term and short-term goals, without encouraging unnecessary or excessive risk taking. In 2010, the Company and the Compensation Committee engaged in a formal Risk Assessment process with the assistance of the Committee's independent compensation consultant. This process included a full inventory of incentive plans, a review of potential risks and mitigating factors, as well as a review of the enterprise risks associated with the Company's compensation practices and programs.

Clawback Policy

        The Company adopted a formal policy regarding the adjustment or recovery of any awards made under the 2010 162(m) plan in connection with a restatement or adjustment of financial statements, or an error in calculating performance achieved that would otherwise have resulted in a change to the size of an award or payment.

        While the Company has not experienced any situations or occasions that would result in a reduction in the size of the award or payment, the proposed plan allows the Committee to assess the circumstances relating to adjustments or changes in performance and take such legally permissible actions as it believes to be appropriate to correct award sizes appropriately.

BOARD COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Company's Board of Directors (the "Committee") has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement to be delivered to stockholders and the Company's Annual Report on Form 10-K for 2010.

RAUL J. FERNANDEZ
ARTHUR C. MARTINEZ (Chair)
DOREEN TOBEN

        The foregoing Board Compensation Committee Report does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information concerning the compensation for services in all capacities for the 2010 fiscal year of the Principal Executive Officer, the Principal Financial Officer, and the other two most highly compensated executive officers of the Company serving as such as of January 1, 2011, (each a "Named Executive Officer" and collectively, the "Named Executive Officers"). Cash incentive compensation was significantly curtailed in recent years to align with Company performance, and the 2010 equity awards reported below at target grant date values will not be realized unless company and share price performance improve:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Earnings($)	All Other Compensation ($)(5)	Total ($)
William L. McComb	2010	1,300,000	0	2,154,495	2,703,898	400,000	0	158,468	6,716,861
PEO,	2009	1,300,000	0	0	941,532	975,000	0	228,190	3,444,722
Chief Executive Officer	2008	1,300,000	0	1,573,830	1,800,000	0	0	359,101	5,032,931
Andrew C. Warren	2010	700,000	0	772,835	1,170,809	140,000	0	40,892	2,824,536
PFO, EVP,	2009	700,000	0	0	470,766	375,000	0	43,343	1,589,109
Chief Financial Officer	2008	600,528	0	388,600	484,350	0	0	58,412	1,531,890
Nicholas Rubino	2010	493,750	0	414,995	377,490	75,000	0	20,746	1,381,981
SVP, Chief Legal Officer	2009	458,750	0	0	78,461	264,000	0	24,198	825,409
General Counsel and Secretary	2008	408,564	0	194,300	62,875	0	0	35,338	701,077
Peter Warner	2010	435,000	0	109,340	197,230	52,200	0	24,918	818,688
SVP Global Sourcing & Ops	2009	421,875	40,000	0	39,230	174,000	0	536,296	1,211,401
Lisa Piovano Machacek	2010	338,365	0	109,340	144,560	35,000	0	7,603	634,868

(1)
Includes amounts deferred under the Company's unfunded Supplemental Executive Retirement Plan (the "SERP") and the Company's 401(k) Savings and Profit-Sharing Plan (the "Savings Plan").

(2)
For Mr. Warner, the Fiscal 2009 bonus amount includes a special recognition bonus of $40,000 for his contributions to the consummation and implementation of the Li & Fung agreement prior to Mr. Warner's appointment as Executive Officer.

(3)
The amount indicated reflects the at-grant award value of awards granted in each applicable fiscal year in accordance with the December 2009 SEC guidelines for the fair value of stock awards. The value indicated for 2010 represents target-level performance share units granted under the 2010 Profitability Incentive Plan ("PIP"). These awards will be earned based on actual achievement of adjusted Earnings Per Share and EBITDA margin goals which must be met by July 2013; if goals are not achieved prior to the expiration of the plan, they will be cancelled. Additional information on the PIP awards can be found on pages 31 and 41. Performance share units granted in April 2008 are reported at the fair market value of $19.03 per share and assuming that these awards would be earned at target level. Actual PSU's earned could vary from 0 shares with no value to 2 times the target level. The performance achieved against metrics for these 2008 PSU awards are below threshold performance/ 0 shares, and the Compensation Committee cancelled these awards on February 14, 2011 upon review of the performance below threshold.

(4)
The amount indicated reflects the at-grant award value of awards granted in each applicable fiscal year in accordance with the December 2009 SEC guidelines for the fair value of stock options. In 2010, Messrs. McComb, Warren, Rubino and Warner received stock option grants for both annual awards, as well as additional stock option grants in lieu of cash as part of 2009 performance bonus. Despite the management team's success in achieving the financial results, the Committee applied negative discretion in assessing the payouts to the annual cash incentive plan for 2009 as outlined in the table above as a result of the Company's negative earnings results. The Committee considered the executives' level of performance and awarded enhanced Long-Term Incentive option grants for the 2010 award period—in effect, recognizing the extraordinary performance relative to the stated 2009 financial and individual non-financial goals with a larger award of long term incentives (further strengthening long-term shareholder alignment). Rewards related to the enhanced non-qualified stock option grants will only be realized if the Company's share price appreciates and that appreciation is sustained over time.

(5)
The amounts reported in column "All Other Compensation" for fiscal 2010 include (i) profit-sharing contributions under the Savings Plan (which are determined by the Company's Board of Directors based on the Company's performance, subject to limitations on the contribution amount under IRS regulations)—no contributions were made for fiscal 2008 or 2009; (ii) matching contributions under the Savings Plan (which are equal to 50% of the participant's contribution up to 6% of salary, subject to limitations under the IRS regulations)—contributions were suspended in July 2009 for the 401(k) plan and reinstated in July 2010; (iii) the full amount of premiums paid by the Company for universal life insurance coverage under the Company's Executive Life Insurance Program under which each participant is entitled to cash surrender under the policy, providing coverage equal to two times annual base salary; (iv) Company contributions to the executive's SERP account (which are designed to make up for the limitations imposed by IRS regulations on profit sharing and matching contributions under the Savings Plan)(the "Company SERP contributions") with respect to service rendered in fiscal 2010—no contributions were made to the SERP in fiscal 2009 based on a suspension of the Company match; and (v) perquisites and other personal benefits.

        The following table provides additional information regarding specific amounts included as All Other Compensation for fiscal year 2010:

	Profit Sharing	Savings Plan Matching	Company SERP	Financial Counseling Fees (a)	Housing (b)	Transportation (c)	Clothing Allowance (d)	Executive Life	Supplemental Life	Disability (e)	Expat Assignment & Relocation (f)	Total
William McComb				12,800	75,600		8,186	13,152	2,610	46,120		158,468
Andrew Warren			13,650	12,800		8,700	2,121	3,621				40,892
Nicholas Rubino		38		12,800			1,632	3,666	2,610			20,746
Peter Warner		544		12,800			2,188	3,408	693		5,285	24,918
Lisa Piovano Machacek		1,312					1,200	2,537	2,554			7,603

(a)
The amount indicated represents the benefit cost to the Company for financial advisory services provided to the executives by a third-party financial consultant; Ms. Piovano Machacek became newly-eligible for this benefit in 2010 with her promotion.

(b)
For Mr. McComb, "Housing" reflects the cost to the Company for an apartment the Company leases in New York City for Mr. McComb's use. At the end of 2009, Mr. McComb relocated apartments, reducing the cost to the Company in 2010 compared to 2009.

(c)
For Mr. Warren, "Transportation" represents an allowance provided to offset car and parking expenses.

(d)
The amount indicated represents the actual clothing allowance utilized (based on prices which are net of the usual discount offered to all Company employees for the purchase of Company products.

(e)
The amount reported represents the cost to the Company for annual premium paid for Mr. McComb's disability benefit. This disability benefit was agreed upon by the Compensation Committee and included in Mr. McComb's July 2009 employment agreement.

(f)
The amount reported represents tax advisory and consulting expenses paid directly by the Company in 2010 related to Mr. Warner's expatriate assignment to Hong Kong and his repatriation to the U.S. in June 2009. Mr. Warner's assignment commenced prior to his appointment as an executive officer, and all elements were governed by the Company's expatriate and relocation policies, on similar terms as are available to other executives.

Grants of Plan-Based Awards Table

								All Other Stock Awards: Number of Shares of Stock or Units (#)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Option Awards: Number of Securities Underlying Options (#)
										Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value for Stock and Options Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)
William L. McComb	7/4/2010	n/a	$975,000	n/a	n/a	433,500	n/a			$6.23	$2,700,705
PEO	9/1/2010								375,000	$4.40	$829,648
	3/1/2010	$975,000	$1,950,000	$3,900,000					525,000	$7.10	$1,874,250
Andrew C. Warren	7/4/2010	n/a	$350,000	n/a	n/a	155,500	n/a			$6.23	$968,765
PFO	9/1/2010								150,000	$4.40	$331,859
	3/1/2010	$350,000	$700,000	$1,400,000					235,000	$7.10	$838,950
Nicholas Rubino	7/4/2010	n/a	$187,500	n/a	n/a	83,500	n/a			$6.23	$520,205
	9/1/2010								37,500	$4.40	$82,965
	3/1/2010	$187,500	$375,000	$750,000					82,500	$7.10	$294,525
Peter Warner	7/4/2010	n/a	$50,000	n/a	n/a	22,000	n/a			$6.23	$137,060
	9/1/2010								12,500	$4.40	$27,655
	3/1/2010	$130,500	$261,000	$522,000					47,500	$7.10	$169,575
Lisa Piovano Machacek	7/4/2010	n/a	$50,000	n/a	n/a	22,000	n/a			$6.23	$137,060
	9/1/2010								25,000	$4.40	$55,310
	3/1/2010	$87,500	$175,000	$350,000					25,000	$7.10	$89,250

Narrative Description of 2010 Compensation and Equity Awards.

  Salary, Bonus and Non-Equity Incentive Compensation.

        For a discussion of 2010 salary and bonus compensation for the Named Executive Officers, see the Compensation Discussion and Analysis, above.

  Equity Awards.

        Restricted Stock and Restricted Stock Units.    None of the NEOs were granted awards of Restricted Stock in 2010.

        Options.    In March 2010 and September 2010, options to purchase shares of Common Stock were granted by the Compensation Committee to the Named Executive Officers. All options granted become exercisable 25% on the first and second anniversaries of grant and 50% on the third anniversary of grant, subject to earlier vesting upon a termination of employment following a change-in-control.

        Under the Stock Option Award agreements, a change-in-control occurs if: (i) any person acquires 35% or more of the then outstanding shares of Common Stock; (ii) the election or appointment during any 12 month period of a majority of directors not endorsed by a majority of the board members in place prior to such election or appointment; or (iii) the sale of all or substantially all of the assets of the Company. These options expire on the seventh anniversary of grant, subject to earlier expiration upon termination of employment.

        Performance Incentive Plan Awards.    In July 2010, the Compensation Committee approved the issuance of the PIP awards. The established Long-term Incentive Goals of this award will generate shares of Common Stock upon achievement of the established metrics prior to the expiration of the plan in July 2013. If the Long-term Incentive Goals are not met, no shares will be earned or issued.

  Change in Pension Value and Nonqualified Deferred Earnings.

        For a discussion of nonqualified deferred compensation, see discussion below.

  All Other Compensation.

        For a discussion of perquisites and executive benefits, see the Compensation Discussion and Analysis and footnote 5 to the Summary Compensation Table, above.

  Supplementary Tabular Disclosure Outlining 2010 Compensation Decisions.

        The information provided in the Summary Compensation Table does not reflect the manner in which the Committee viewed or determined the long-term incentive or total compensation values for the Company's NEOs. As such, we have included a supplementary table outlining 2010 compensation decisions for the NEOs that differs from the Summary Compensation Table on 38 in the following ways:

  •
  Includes annualized salary as of the fiscal year end

  •
  Excludes perquisites and executive benefits (i.e., all other compensation)

  •
  Reflects the "ongoing" or "one-time" nature of certain equity grants made in 2010

	Ongoing Annual Pay Elements							One-Time Pay Elements
Name and Principal Position	Salary ($)(1)	Target Annual Incentive ($)	Actual Annual Incentive ($)	Annual Stock Options ($)(2)	Total ($)(3)			Special Stock Options in Lieu of Cash for 2009 ($)(4)	One-Time Performance Incentive Plan Grant ($)(5)	Total ($)(6)
William McComb	1,300,000	1,950,000	400,000	2,168,398	3,868,398	Total Value		535,500	3,129,495	7,533,393
Chief Executive Officer						Attributable to 2010	(7)	0	1,564,748	5,433,145
Andrew Warren	700,000	700,000	140,000	867,359	1,707,359	Total Value		303,450	1,122,835	3,133,644
EVP, Chief Financial Officer						Attributable to 2010	(7)	0	561,418	2,268,777
Nicholas Rubino	500,000	375,000	75,000	216,840	791,840	Total Value		160,650	602,495	1,554,985
SVP, Chief Legal Officer General						Attributable to 2010	(7)	0	301,248	1,093,087
Counsel and Secretary
Peter Warner	435,000	261,000	52,200	72,280	559,480	Total Value		124,950	159,340	843,770
SVP, Global Sourcing and Ops						Attributable to 2010	(7)	0	79,670	639,150
Lisa Piovano Machacek	350,000	175,000	35,000	144,560	529,560	Total Value		0	159,340	688,900
SVP, Chief Human Resources Officer						Attributable to 2010	(7)	0	79,6710	609,230

(1)
Reflects annualized salary as of the fiscal year end

(2)
The amount indicated reflects the grant date fair value of annual stock option awards.

(3)
The amount indicated reflects the sum of: Salary, Actual Annual Incentive, and Annual Stock Options.

(4)
The amount indicated reflects the grant date fair value of stock options awarded in lieu of cash in part for 2009 performance bonus.

(5)
The amount indicated reflects the at-grant award value of awards (shares and cash) under the 2010 Profitability Incentive Plan ("PIP") if fully earned.

(6)
The amount indicated reflects the sum of: Salary, Actual Annual Incentive, Annual Stock Options, Special Stock Options in Lieu of Cash for 2009, and One-Time Performance Incentive Plan Grant.

(7)
Amount attributable to 2010 reflects annualized amounts considered by the Committee in reviewing 2010 total compensation levels for executives; Special Stock Options in Lieu of Cash for 2009 have been excluded and One-Time Performance Incentive Plan Grants have been amortized over two years.

  Employment Agreements.

        William L. McComb.    On July 14, 2009, the Board of Directors of Liz Claiborne, Inc. (the "Company") approved, and the Company entered into, a Severance Benefit Agreement (the "SBA") with the Company's Chief Executive Officer, William McComb. This agreement is deemed to extend and renew Mr. McComb's term of employment and supersedes and replaces Mr. McComb's existing Employment Agreement, dated as of December 24, 2008 (the "Former Employment Agreement") which was terminated as of this date. The initial term of the SBA will be for three years. Each month after the effective date of July 14, 2009, the term will automatically be extended for an additional month, absent notice of non-renewal by either party.

        Under the SBA, in the event Mr. McComb's employment is terminated by the Company without cause or by him for good reason, the Company will generally be obligated to pay Mr. McComb a lump sum equal to the sum of two times his then-current annual base salary and two times his target annual bonus (which was 150% of his base salary by action of the Compensation Committee of the Board of Directors in 2009), a pro-rated annual cash bonus for the year of his termination (subject to the terms of the Company's bonus plan, based on actual Company performance for such year), two years' continuation of medical, dental, vision and long-term disability benefits (which was increased by action of the Compensation Committee from 60% of base salary to 100% of annualized salary in 2009), and accelerated vesting of certain previously granted equity compensation, all subject to Mr. McComb's execution of a release in favor of the Company.

        The restrictive covenants contained in Mr. McComb's Former Employment Agreement, including the non-competition, non-solicitation, non-interference, proprietary information and confidentiality restrictions, remain in effect and are continued under the SBA. In addition, the SBA provides for a potential clawback of compensation paid to Mr. McComb under certain circumstances.

        Pursuant to the Employment Agreement, the Company has agreed to pay Mr. McComb a base salary of not less than $1,300,000 per year. Mr. McComb will participate in the Company's Section 162(m) Cash Bonus Plan with a target bonus for each fiscal year of his employment equal to 150% of his base salary. For each year, the Compensation Committee will establish performance thresholds and, depending on the Company's performance, Mr. McComb could be entitled to as little as no bonus or as much as 300% of his base salary.

        Also subsequent to the Severance Benefit Agreement, the Company agreed to provide Mr. McComb with disability coverage equal to 100% of his base salary in effect, and purchased a policy to provide such coverage pursuant to the agreement at the Company's cost for annual premiums. This premium cost has been included as an item in the Other Compensation section of the Summary Compensation Table, and is detailed on page 38.

        Mr. McComb has agreed not to divulge the Company's confidential information at any time before or after his employment with the Company ceases. Additionally, Mr. McComb has agreed to non-competition, non-solicitation and non-disparagement covenants during his employment term and for 18 months thereafter.

Outstanding Equity Awards at Fiscal Year-End Table

        The following table provides information regarding individual outstanding unvested restricted stock awards granted to the PEO, PFO and other Named Executive Officers including all restricted shares ("R"):

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Grant Date	Option Exericse Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
William L. McComb	185,200	0	11/6/2006	$41.78	11/6/2013	62,500	447,500	60,750	434,970
PEO	63,150	0	11/6/2006	$50.14	11/6/2013
	348,370	0	7/13/2007	$36.65	7/13/2014
	162,500	162,500	4/1/2008	$19.43	4/1/2015
	0	150,000	12/1/2008	$2.11	12/1/2015
	0	150,000	3/16/2009	$1.77	3/16/2016
	0	150,000	6/1/2009	$4.81	6/1/2016
	0	150,000	9/1/2009	$4.11	9/1/2016
	0	525,000	3/1/2010	$7.10	3/1/2017
	0	375,000	9/1/2010	$4.40	9/1/2017

Andrew C. Warren	77,960	0	7/13/2007	$36.65	7/13/2014	9,550	68,378	15,000	107,400
PFO	40,500	40,500	4/1/2008	$19.43	4/1/2015
	0	75,000	12/1/2008	$2.11	12/1/2015
	0	75,000	3/16/2009	$1.77	3/16/2016
	0	75,000	6/1/2009	$4.81	6/1/2016
	0	75,000	9/1/2009	$4.11	9/1/2016
	0	235,000	3/1/2010	$7.10	3/1/2017
	0	150,000	9/1/2010	$4.40	9/1/2017

Nicholas Rubino	8,000	0	3/4/2004	$37.24	3/4/2014	0	0	7,500	53,700
	5,000	5,000	4/1/2008	$19.43	4/1/2015
	0	12,500	12/1/2008	$2.11	12/1/2015
	0	12,500	3/16/2009	$1.77	3/16/2016
	0	12,500	6/1/2009	$4.81	6/1/2016
	0	12,500	9/1/2009	$4.11	9/1/2016
	0	82,500	3/1/2010	$7.10	3/1/2017
	0	37,500	9/1/2010	$4.40	9/1/2017

Peter Warner	0	6,250	12/1/2008	$2.11	12/1/2015	0	0	11,250	80,550
	0	6,250	3/16/2009	$1.77	3/16/2016
	0	6,250	6/1/2009	$4.81	6/1/2016
	0	6,250	9/1/2009	$4.11	9/1/2016
	0	47,500	3/1/2010	$7.10	3/1/2017
	0	12,500	9/1/2010	$4.40	9/1/2017

Lisa Piovano Machacek	2,500	0	3/4/2004	$37.24	3/4/2014	0	0	3,750	26,850
	2,500	2,500	4/1/2008	$19.43	4/1/2015
	0	3,750	12/1/2008	$2.11	12/1/2015
	0	3,750	3/16/2009	$1.77	3/16/2016
	0	3,750	6/1/2009	$4.81	6/1/2016
	0	3,750	9/1/2009	$4.11	9/1/2016
	0	25,000	3/1/2010	$7.10	3/1/2017
	0	25,000	9/1/2010	$4.40	9/1/2017

Outstanding Unvested Restricted Stock Awards

Name	Share Amount	Grant Date	Grant Type
William L. McComb, PEO	62,500(a)	November 6, 2006	R
Andrew C. Warren, PFO	9,550(b)	July 13, 2007	R

(a)
Reflects unvested shares of restricted stock issued to Mr. McComb on November 6, 2006 pursuant to the terms of his Employment Agreement. These shares vest on the fifth anniversary of grant date.

(b)
Reflects shares of restricted stock issued to Mr. Warren on July 13, 2007 upon commencement of his employment. These shares vest on the fifth anniversary of the grant date.

Non-qualified Deferred Compensation

        The following table reflects information concerning the Company's unfunded Supplemental Executive Retirement Plan (the "SERP"). The SERP permits eligible employees to defer on a pre-tax basis receipt of up to 50% of their salary and their entire annual cash incentive bonus. In addition, the Company may make contributions to the executive's SERP account to make up for the limitations imposed by the IRS on Company profit sharing and matching contributions under the Savings Plan.

        The SERP provides for notional investment options for participants, including mutual funds and the Company's Common Stock, whereby a participant's account is credited with the rate of return realized by the participant's designated investments. No actual shares of stock are purchased by or on behalf of the participant.

        SERP participants can elect to receive a distribution from their SERP accounts either at their retirement or at a date at least three years after the date the amount was deferred, subject to the right to elect to postpone such distribution. Distributions are also made upon the occurrence of certain events, including death, or in the event of a financial emergency. In addition, as permitted by final IRS regulations relating to deferred compensation, in 2008 the SERP was amended to allow all participants to elect by December 31, 2008 to receive a one-time distribution of amounts accrued under the Plan after the original adoption of the deferred compensation tax regulations in 2004.

        Company contributions for SERP participants, including for the NEOs, remained suspended to July 2010.

Nonqualified Deferred Compensation Table

	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions Last FY ($)	Aggregate Balance @ last FYE ($)	Balance as of December 31, 2010
William McComb	$0	$0	$4,562	$0	$52,473	$57,035
Andrew Warren	$70,000	$13,650	$18,939	$0	$77,764	$166,703
Nicholas Rubino	$0	$0	$1,036	$0	$6,946	$7,982
Peter Warner	$0	$0	$0	$0	$0	$0
Lisa Piovano Machacek	$0	$0	$0	$0	$0	$0

Severance and Change-In-Control Arrangements

Agreements with William L. McComb.

        On July 14, 2009, the Company also entered into a second amended and restated Executive Termination Benefits Agreement (the "Amended and Restated ETBA") between Mr. McComb and the Company. The Amended and Restated ETBA, which was already in effect and provides for payments in the event Mr. McComb's employment is terminated by the Company without Cause or by him for good reason following a change in control, reflects technical, non-substantive conforming revisions to conform to the replacement of Mr. McComb's Former Employment Agreement with the SBA.

        Employment Agreement.    Pursuant to the terms of Mr. McComb's employment agreement, if Mr. McComb is terminated by the Company without "Cause" or if Mr. McComb terminates his employment for "Good Reason", or if the Company fails to timely renew the employment agreement (i) the Company will pay Mr. McComb $4,000,000; (ii) the Make-Whole Restricted Shares will immediately vest in full; (iii) the Other Restricted Shares will vest in the following percentages: (A) if the termination occurs on or after November 6, 2007, 25% will vest, and (B) if the termination occurs on or after November 6, 2009, an additional 25% will vest; and (iv) the Company will provide Mr. McComb and his family with coverage for two years under the Company's medical, dental, vision, long-term disability and life insurance programs. If Mr. McComb's employment is terminated on account of his death or disability (i) the Company will continue to provide Mr. McComb and/or his family with coverage for one year under the Company's medical, dental, long-term disability and life insurance programs, and (ii) all of his equity awards which were unvested on the date of such termination due to his death or disability will immediately vest. As part of his Agreement, Mr. McComb is subject to non-competition, non-solicitation and non-disparagement covenants during his employment term and for 18 months thereafter.

        "Good Reason" as defined in the employment agreement includes: (i) the assignment to Mr. McComb of any duties inconsistent with his position (including status, office, title and reporting requirements), authorities, duties or other responsibilities; (ii) the relocation of the Company's principal executive offices to a location more than thirty-five (35) miles if such move increases Mr. McComb's commute by more than thirty-five (35) miles; or (iii) an uncured material breach by the Company of any of its material obligations under the employment agreement.

        "Cause" as defined in the employment agreement includes: (i) the willful and intentional failure or refusal by Mr. McComb to perform any material duties, responsibilities or obligations; (ii) any willful or intentional act of fraud, misrepresentation, theft, embezzlement, dishonesty or moral turpitude affecting the Company, its employees, customers or suppliers; (iii) conviction of a felony, or conviction of a misdemeanor involving moral turpitude; (iv) any willful or intentional act which could reasonably be expected to injure the reputation, business or relationships of the Company; or (v) the willful and intentional failure to comply with requests or directions of the Board of Directors.

        Executive Termination Benefits Agreement.    In conjunction with the Employment Agreement, the Company and Mr. McComb have also entered into an Executive Termination Benefits Agreement. If, during the three years following a "Change-in-Control" of the Company (or following a "Potential Change in Control," both terms as defined in the Executive Termination Benefits Agreement), Mr. McComb's employment is terminated without "Cause" or for "Good Reason" (both terms as defined below, and such terminations, "Covered Terminations"), the Company will pay Mr. McComb an amount equal to (i) three times the sum of his annual base salary plus his average annual bonus; (ii) any earned but unpaid bonus as of the termination of his employment; and (iii) a pro-rata bonus for the number of months Mr. McComb was employed during the fiscal year in which his employment was terminated. Additionally, in the event of a "Covered Termination" (i) the Company will provide Mr. McComb and his dependents with life, medical, dental, health, and disability insurance benefits for three years at least equal, in type and level, to those Mr. McComb and his dependents were receiving immediately prior to termination; (ii) all unvested amounts, if any, under the Company's Supplemental Executive Retirement Plan will become fully vested; and (iii) all outstanding equity awards granted to Mr. McComb under any of the Company's stock incentive plans will become immediately fully vested.

        "Good Reason" includes: (i) failure to elect or re-elect Mr. McComb to the same or substantially equivalent offices or positions held with the company prior to the Change-In-Control; (ii) a significant adverse change in the nature of scope of the authorities, powers, functions, duties or responsibilities attached to his position prior to the Change-In-Control; (iii) failure to pay salary or other monies owed, or a material reduction of the base salary or bonus target prior to a Change-In-Control without consent; (iv) relocation of the executive more than fifty (50) miles from the Company's offices at which Mr. McComb was based prior to the Change-In-Control; (v) failure to continue to provide or to replace any benefits or any then ongoing compensation plan in effect prior to a Change-In-Control that is material to Mr. McComb's total compensation opportunity, including any stock incentive plan; (vi) Company's failure to obtain an agreement from its successor to perform Company's obligations under the Executive termination benefits agreement; and (vii) any termination not in accordance with the terms of the Employment Agreement.

        "Cause" includes: (i) the willful and intentional failure or refusal by Mr. McComb to perform any material duties, responsibilities or obligations; (ii) any willful or intentional act of fraud, including misrepresentation, theft, embezzlement, dishonesty or moral turpitude ("Fraud"); (iii) conviction of a felony, or conviction of a misdemeanor involving Fraud; and (iv) Mr. McComb's inability to perform his material duties, responsibilities or obligations due to his physical or mental incapacity.

        A "Change-In-Control" occurs if: (i) any person becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act, as amended from time to time) of 25% or more of (A) the then outstanding shares of Common Stock or (B) the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; (ii) if the incumbent board as of October 13, 2006 (the "2006 Incumbent Board") ceases to constitute a majority of the Board, without the approval of two-thirds of the 2006 Incumbent Board, subject to certain exceptions; (iii) consummation of a reorganization, merger or consolidation of the Company, subject to certain exceptions; (iv) sale of all or substantially all of the assets of the Company, subject to certain exceptions; or (v) the stockholders approve a complete liquidation or sale of the Company.

        A "Potential Change-In-Control" occurs if (i) the Company enters into an agreement which would result in the occurrence of a Change-in-Control; (ii) a public announcement is made (including by the Company) of an intention to take or to consider taking actions which if consummated would constitute a Change-in-Control; or (iii) the Board adopts a resolution to the effect that, for purposes of the executive termination benefits agreement, a Potential Change-in-Control has occurred; provided that the Board is not precluded from adopting a resolution to the effect that for purposes of termination benefits agreement, it is the good faith opinion of the Board that a Potential Change-in-Control has been abandoned and that a Potential Change-in-Control no longer exists.

        To the extent any of the payments described in the Executive Termination Benefits Agreement subject Mr. McComb to the excise tax imposed by Section 4999 of the IRS Code (so called "golden parachute" excise taxes), the Company has agreed to pay Mr. McComb an additional amount such that he would be in the same after-tax position as he would have been had no excise tax been imposed. Notwithstanding the preceding sentence, no additional payments will be made by the Company if the payments to Mr. McComb do not exceed the lesser of (i) 105% of three times his "base amount" (as defined in the IRS Code), or (ii) $250,000 plus three times his "base amount." In such an instance, the other payments to Mr. McComb will be reduced so that no excise tax is imposed on Mr. McComb.

        Following is a table indicating potential payments to Mr. McComb if his employment were to have been terminated on January 1, 2011. The amount indicated for Restricted Stock, for which vesting would accelerate, was calculated based on the closing price of Common Stock on December 31, 2010,

$7.16 (the "December 31 Price"), the last trading day prior to January 1st. The amount indicated for Options for which vesting accelerated was calculated base on the difference between the exercise price of the applicable stock option and the December 31 Price.

William McComb

	Good Reason / No Cause	Death	Disability	Change-of- Control
Cash	5,275,000	0	0	5,675,000
LTD Benefit	0	0	6,500,000	0
Options	0	3,411,000	3,411,000	3,411,000
Restricted Stock	464,655	464,655	464,655	464,655
Health and other Benefits	176,102	64,130	88,051	264,152
Tax Benefit	0	0	0	0

Agreements with the other Named Executive Officers.

        Executive Severance Agreements.    The Company has severance agreements with each of Andrew Warren, Peter Warner, Nicholas Rubino, and Lisa Piovano Macheck, providing that in the event that any of such officer's employment is terminated by the Company during the term of the agreement, other than for cause, death or disability, or by such officer for certain specified reasons, then such officer shall be entitled to receive, in lieu of any other cash severance payment and in exchange for a release of all claims against the Company, a lump sum payment equal to the sum of two times (i) the officer's then current annual base salary and (ii) an amount equal to the officer's then target annual bonus, as well as continued health and welfare benefits for six months following such a termination. These agreements also subject the officer to certain non-competition and non-solicitation provisions. If necessary to prevent such officer from being subject to tax under Section 409A of the Internal Revenue Code, any payments made under the severance agreement will not be paid until six months after employment termination. As part of the agreement, each such executive is subject to non-competition, non-solicitation and non-disparagement covenants during the officer's employment term and for 18 months thereafter.

        "Cause" is defined as (i) the Executive's willful and intentional repeated failure or refusal, continuing after notice that specifically identifies the breach(es) complained of, to perform substantially his or her material duties, responsibilities and obligations (other than a failure resulting from the Executive's incapacity due to physical or mental illness or other reasons beyond the control of the Executive), and which failure or refusal results in demonstrable direct and material injury to the Company; (ii) any willful or intentional act or failure to act involving fraud, misrepresentation, theft, embezzlement, dishonesty or moral turpitude (collectively, "Fraud") which results in demonstrable direct and material injury to the Company; (iii) the Executive's conviction of (or a plea of nolo contendere to) an offense which is a felony in the jurisdiction involved or which is a misdemeanor in the jurisdiction involved but which involves Fraud; or (iv) the Executive's material breach of a written policy of the Company or the rules of any governmental or regulatory body applicable to the Company.

        Good Reason" as defined in the agreement includes: (1) The Executive experiences a material diminution in duties or responsibilities, without the Executive's consent (provided that a change in reporting structure shall not be deemed a diminution in duties or responsibilities); (2) The Company moves its principal executive offices by more than 100 miles (provided that such move increases the Executive's commuting distance by more than 100 miles); (3) a material reduction in the Executive's base salary; or (4) a material breach by the Company of any of its material obligations under any employment agreement between the Executive and the Company then in effect; provided, however, that no event or condition shall constitute Good Reason unless (x) the Executive gives the Company a written notice of termination for Good Reason no fewer than 30 days prior to the date of termination and not more than 90 days after the initial existence of the condition giving rise to Good Reason, and (y) the grounds for termination (if susceptible to correction) are not corrected by the Company within 30 days of its receipt of such notice.

        In addition, the 2011 Executive Severance agreements provide for a performance-based termination. "Performance-Based Termination" as defined in the agreement states that the Company may terminate the Executive's employment based on performance ("Performance-Based Termination"). To constitute a Performance-Based Termination, the Executive must receive a written warning setting forth the performance deficiency and be afforded the opportunity to cure performance for a period of 60 days following the date of the written warning. Following the 60-day cure period, if the Company determines that the Executive's performance has not improved, the Company shall notify the Executive in writing of the Performance-Based Termination and the Executive shall have the opportunity to appeal the Performance-Based Termination to the Board within two (2) business days following the date of the Company's notice of termination. Any determination by the Board shall be final and binding.

        Stock Options.    Each of Messrs. Rubino, Warren and Warner and Ms. Piovano were previously awarded options to purchase Company stock which vest in the event of an employment termination following a change-in-control.

        Following are tables indicating potential payments to Messrs. Rubino, Warren and Warner and Ms. Piovano Machacek if employment were to have been terminated on the last day of the fiscal year, January 1, 2011. These potential payments reflect the new Executive Severance Agreements extended to the named executives other than the CEO which replaced the existing agreements which expired on December 31, 2010.

        The amount indicated for the Restricted Stock for which vesting would have accelerated on January 1, 2011 was calculated based on the December 31, 2010 closing Fair Market Value of $7.16. The amount indicated for Options for which vesting would have accelerated on January 1, 2011 was calculated base on the difference between the exercise price of the applicable stock option and the $7.16 price:

Andrew Warren

	Good Reason / No Cause	Death	Disability	Change-of- Control	Performance- based Termination
Cash	2,450,000	0	0	2,450,000	840,000
Disability Benefit	0	0	900,000	0	0
Options	0	0	0	1,616,100	0
Restricted Stock	70,705	70,705	70,705	70,705	70,705
Health and other Benefits	18,648	9,324	9,324	18,648	9,324
Tax Benefit	0	0	0	0	0

Nicholas Rubino

	Good Reason / No Cause	Death	Disability	Change-of- Control	Performance- based Termination
Cash	1,645,000	0	0	1,645,000	545,000
Disability Benefit	0	0	900,000	0	0
Options	0	0	0	306,450	0
Restricted Stock	0	0	0	0	0
Health and other Benefits	18,648	9,324	9,324	18,648	9,324
Tax Benefit	0	0	0	0	0

Peter Warner

	Good Reason / No Cause	Death	Disability	Change-of- Control	Performance- based Termination
Cash	1,522,500	0	0	1,522,500	487,200
Disability Benefit	0	0	900,000	0	0
Options	0	0	0	136,350	0
Restricted Stock	0	0	0	0	0
Health and other Benefits	18,648	9,324	9,324	18,648	9,324
Tax Benefit	0	0	0	0	0

Lisa Piovano Machacek

	Good Reason / No Cause	Death	Disability	Change-of- Control	Performance- based Termination
Cash	1,050,000	0	0	1,050,000	385,000
Disability Benefit	0	0	900,000	0	0
Options	0	0	0	129,900	0
Restricted Stock	0	0	0	0	0
Health and other Benefits	11,892	5,946	5,946	11,892	5,946
Tax Benefit	0	0	0	0	0

EQUITY COMPENSATION TABLE

        The following table summarizes information about the stockholder approved Liz Claiborne, Inc. Outside Directors' 1991 Stock Ownership Plan (the "Outside Directors' Plan"); Liz Claiborne, Inc. 1992 Stock Incentive Plan; Liz Claiborne, Inc. 2000 Stock Incentive Plan (the "2000 Plan"); Liz Claiborne, Inc. 2002 Stock Incentive Plan (the "2002 Plan"); and Liz Claiborne, Inc. 2005 Stock Incentive Plan (the "2005 Plan"), which together comprise all of our existing equity compensation plans, as of January 1, 2011. In January 2006, we adopted the Liz Claiborne, Inc. Outside Directors' Deferral Plan, which amended and restated the Outside Directors' Plan by eliminating equity grants under the Outside Directors' Plan, including the annual grant of shares of Common Stock. The last grant under the Outside Directors' Plan was on January 10, 2006.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column)
Equity Compensation Plans Approved by Stockholders	8,415,163	(1)	$14.39	(2)	2,298,285	(3)
Equity Compensation Plans Not Approved by Stockholders	—		N/A		—

Total	8,415,163	(1)	$14.39	(2)	2,298,285	(3)

(1)
Includes (i) 574,003 shares of Common Stock issuable under the 2000, 2002 and 2005 Plans pursuant to participants' elections thereunder to defer certain director compensation; (ii) 140,750 performance shares granted to a group of key executives, of which the ultimate number of shares earned will be determined by the extent of achievement of the performance criteria set forth in the performance share arrangements and range from 0–200% of target; and (iii) 855,000 performance shares granted to a group of key executives, of which the number of shares earned will be determined by the achievement of the performance criteria set forth in the performance share arrangement and range from 0–100% of target.

(2)
Performance Shares and shares of Common Stock issuable under the 2000, 2002 and 2005 Plans pursuant to participants' election thereunder to defer certain director compensation were not included in calculating the Weighted Average Exercise Price.

(3)
In addition to options, warrants and rights, the 2000 Plan, the 2002 Plan and the 2005 Plan authorize the issuance of restricted stock, unrestricted stock and performance stock. Each of the 2000 and the 2002 Plans contains a sub-limit on the aggregate number of shares of restricted Common Stock, which may be issued; the sub-limit under the 2000 Plan is set at 1,000,000 shares and the sub-limit under the 2002 Plan is set at 1,800,000 shares. The 2005 Plan contains an aggregate 2,000,000 shares sub-limit on the number of shares of restricted stock, restricted stock units, unrestricted stock and performance shares that may be awarded.

        The Company has granted stock options, time-vesting restricted stock and restricted units, and performance-based awards under its shareholder approved plans, with stock options and performance-based awards only for the NEOs in recent years as discussed on page 31. In fiscal year 2008, a total of 609,000 shares were awarded as performance share units subject to 2008 and 2010 fiscal year performance. All 2008 performance shares were cancelled due to below-threshold performance as of February 14, 2011. In fiscal year 2010, a total of 855,000 shares were granted as PIP awards (see further discussion on page 31), with performance conditions measured through July 2013 and subject to cancellation if performance goals are not achieved by July 2013.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Certain Beneficial Owners

        The following table sets forth certain information concerning any person who, to the knowledge of the Company, beneficially owns more than 5% of the outstanding shares of the Company's Common Stock, based on information provided by the stockholder as of December 31, 2010:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Common Stock
Invesco Ltd.—Bermuda(1)	15,517,528	16.41%
1555 Peachtree Street NE Atlanta, GA 30309
Whitebox Advisors, LLC(2)	8,822,708	8.5%
3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416
Tremblant Capital Group(3)	7,118,842	7.54%
767 Fifth Avenue New York, NY 10153
BlackRock, Inc.(4)	7,041,270	7.45%
Barclays Global Investors, N.A. 40 East 52nd Street New York, NY 10022
FMR LLC(5)	6,786,500	7.183%
Edward C. Johnson, (3rd) Fidelity Management & Research Company 82 Devonshire Street Boston, Massachusetts 02109
The Bank of New York Mellon Corporation(6)	5,713,397	6.05%
One Wall Street, 31st Floor New York, NY 10286
Aristeia Capital, L.L.C.(7)	5,355,146	5.36%
136 Madison Avenue, 3rd Floor New York, NY 10016
The Vanguard Group, Inc.(8)	4,900,954	5.18%
100 Vanguard Blvd. Malvern, PA 19355

(1)
Based on information as of February 28, 2011 contained in an Amendment to Schedule 13G, dated March 10, 2011, filed with the S.E.C. by Invesco Ltd.—Bermuda ("Invesco"). Invesco may be deemed to beneficially own 15,517,528 shares of Company. According to the Amended Schedule 13G, the shares of Common Stock listed include: (i) 12,440,301 shares beneficially owned by Invesco Advisers, Inc., a wholly owned subsidiary of Invesco and a registered investment advisor, as a result of acting as investment advisor to several registered investment companies; (ii) 2,864,200 shares beneficially owned by Invesco Trimark Ltd., a wholly owned subsidiary of Invesco and a registered investment advisor, as a result of acting as investment advisor to several registered investment companies; (iii) 113,763 shares beneficially owned by Van Kampen Asset

  Management, a wholly owned subsidiary of Invesco and a registered investment advisor, as a result of acting as investment advisor to several registered investment companies; (iv) 97,514 shares beneficially owned by Invesco PowerShares Capital Management a wholly owned subsidiary of Invesco and a registered investment advisor, as a result of acting as investment advisor to several registered investment companies; and (v) 1,750 shares beneficially owned by Invesco PowerShares Capital Management Ireland Ltd., wholly owned subsidiary of Invesco and a registered investment advisor, as a result of acting as investment advisor to several registered investment companies.

(2)
Based upon information as of December 31, 2010, contained in an Amendment to Schedule 13G, dated February 11, 2011, filed with the S.E.C. by Whitebox Advisors, LLC. ("WA"), Whitebox Concentrated Convertible Arbitrage Advisors, LLC, Whitebox Concentrated Convertible Arbitrage Partners, L.P., Concentrated Convertible Arbitrage Fund, L.P., Whitebox Concentrated Convertible Arbitrage Fund, Ltd.,Whitebox Multi-Strategy Advisors, LLC, Whitebox Multi-Strategy Partners, L.P., Whitebox Multi-Strategy Fund, L.P., Whitebox Multi-Strategy Fund, Ltd., HFR RVA Combined Master Trust, and IAM Mini-Fund 14 Limited. Shares indicated include shares held as a result of ownership of convertible bonds.

(3)
Based on the information as of December 31, 2010 contained in an Amendment to Schedule 13G, dated February 14, 2011, filed with the S.E.C. by Tremblant Capital Group ("Tremblant"). Tremblant may be deemed to beneficially own 9,250,000 shares of Company, which are held of record by clients of Tremblant. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities.

(4)
Based on information as of December 31, 2010 contained in an Amendment to Schedule 13G, dated February 7, 2011, filed with the S.E.C. by BlackRock, Inc. ("BlackRock") shares indicated are held by BlackRock in trust accounts for the economic benefit of the following: BlackRock; BlackRock Advisors, LLC; BlackRock Institutional Trust Company, N.A.; BlackRock Fund Advisors; BlackRock Asset Management Australia Limited; BlackRock Investment Management, LLC; BlackRock Japan Co. Ltd; BlackRock Asset Management Ireland Limited; and BlackRock International Ltd., in its capacity as investment advisor, may be deemed to beneficially own 7,041,270, shares of Company, which are held of record by clients of BlackRock.

(5)
Based upon information as of December 31, 2010, contained in an Amendment to Schedule 13G, dated February 14, 2011, filed with the S.E.C. by FMR Corp. ("FMR"), Edward C. Johnson 3rd, Fidelity Management & Research Company ("Fidelity"), Fidelity Low Priced Stock Fund and Fidelity Value Fund. According to the Amended Schedule 13G, the shares of Common Stock listed include: (i) 5,876,500 shares beneficially owned by Fidelity, a wholly owned subsidiary of FMR and a registered investment advisor, as a result of acting as investment advisor to several registered investment companies; and (ii) 910,000 shares beneficially owned by Pyramis Global Advisors Trust Company ("Pyramis"), an indirect wholly-owned subsidiary of FMR and a bank. According to the Schedule 13G, Mr. Johnson and FMR each has sole power to dispose of the shares beneficially owned by Fidelity, and neither FMR nor Mr. Johnson has the sole power to vote or direct the voting of the shares beneficially owned by Fidelity, which power resides with the funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds' Boards of Trustees. Mr. Johnson and FMR, through its control of Pyramis, each has sole dispositive power over the shares beneficially owned by Pyramis, and sole power to vote or to direct the voting of such shares.

(6)
Based on information as of December 31, 2010 contained in a Schedule 13G, dated February 04, 2011, filed with the S.E.C. by The Bank of New York Mellon Corporation ("BONY"), The Bank of New York, Mellon, BNY Mellon, National Association, The Boston Company Asset Management LLC, The Dreyfus Corporation (parent holding company of MBSC Securities Corporation), Mellon Capital Management Corporation, MAM (MA) Holding Trust (parent holding company of Standish Mellon Asset Management Company LLC; The Boston Company Asset Management LLC), and MBC Investments Corporation (parent holding company of Mellon Capital Management Corporation; Neptune LLC).

(7)
Based on information as of December 31, 2010 contained in a Schedule 13G, dated February 14, 2011, filed with the S.E.C. by Aristeia Capital, L.L.C. ("Aristeia"). The shares are held by one or more of Aristeia Master, L.P., Aristeia Holdings Ltd., Aristeia International Limited and Aristeia Partners, L.P. (the "Funds"). Aristeia is the investment manager of the Funds and has voting and investment control with respect to the shares or other interests held by the Funds. Although Aristeia and certain of its affiliates may be deemed the beneficial owner of the shares held by the Funds, none owns such shares directly and each disclaims beneficial ownership of the shares held by the Funds except to the extent of their respective economic interests in each Fund.

(8)
Based on information as of December 31, 2010 contained in a Schedule 13G, dated February 10, 2011, filed with the S.E.C. by The Vanguard Group, Inc.

Directors and Executive Officers

        The following table sets forth, as of March 22, 2011, the number of shares of Common Stock (the Company's only voting security) beneficially owned by each Director, each Director nominee, each of the Named Executive Officers, a former executive officer, two former Directors, and by all Directors, Director nominees and the executive officers of the Company as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
William L. McComb(3)	1,166,973	1.23%
Bernard W. Aronson(4),(5)	101,723	*
Lawrence Benjamin(5)	19,455	*
Raul J. Fernandez(5),(6)	101,890	*
Kenneth B. Gilman(5)	78,528	*
Nancy J. Karch(5),(7)	103,635	*
Kenneth P. Kopelman(4),(5)	100,702	*
Kay Koplovitz(4),(5)	162,818	*
Arthur C. Martinez(4),(5)	98,172	*
Doreen A. Toben(5)	39,497	*
Andrew C. Warren(8)	243,165	*
Lisa Piovano Machacek(9)	15,095
Nicholas Rubino(10)	45,319	*
Peter Warner(11)	11,875	*
All current Directors and executive officers as a group (14 persons)(12)	2,288,847	2.42%

*
Less than 1%

(1)
Except as otherwise indicated below, the persons listed have advised the Company that they have sole voting power and sole investment power with respect to the securities indicated as owned by them. The amounts indicated assume the exercise of all stock options held by Directors and executive officers under the Company's stock option plans which are exercisable within 60 days after March 22, 2011 ("Exercisable Options").

(2)
Based on 94,571,883 shares outstanding as of March 22, 2011, plus shares issuable upon the exercise of Exercisable Options as noted.

(3)
Includes 1,052,970 shares issuable upon the exercise of Exercisable Options and 62,500 restricted shares granted upon commencement of Mr. McComb's employment.

(4)
Includes 12,000 shares issuable upon the exercise of Exercisable Options.

(5)
Includes shares acquired under the outside Directors' compensation program, receipt of which has been deferred under the Outside Directors' Deferral Plan as follows: Mr. Aronson: 53,556 shares; Mr. Benjamin: 19,455 shares; Mr. Fernandez: 2,488 shares; Mr. Gilman: 73,528 shares; Ms. Karch: 78,550 shares; Mr. Kopelman: 38,486 shares; Ms. Koplovitz: 132,043 shares; Mr. Martinez: 84,174 shares; and Ms. Toben 39,497 shares.

(6)
Includes 10,500 shares issuable upon the exercise of Exercisable Options.

(7)
Includes 10,000 shares issuable upon the exercise of Exercisable Options.

(8)
Includes 217,710 shares issuable upon the exercise of Exercisable Options and 9,550 restricted shares.

(9)
Includes 13,750 shares issuable upon the exercise of Exercisable Options.

(10)
Includes 38,625 shares issuable upon the exercise of Exercisable Options.

(11)
Comprised of 11,875 shares issuable upon the exercise of Exercisable Options.

(12)
Includes 1,403,430 shares issuable upon the exercise of Exercisable Options, and 72,050 restricted shares, issued under the Company's stockholder-approved stock incentive plans, and other shares indicated as included in the foregoing footnotes.

PROPOSAL 4—APPROVAL OF THE LIZ CLAIBORNE, INC. 2011 STOCK INCENTIVE PLAN

Background and Reasons for Adoption

        The Board of Directors, subject to approval by the Company's stockholders at the Annual Meeting, has adopted the Liz Claiborne, Inc. 2011 Stock Incentive Plan (the "2011 Plan"). The Board of Directors views the issuance of stock options and other equity-based awards to key individuals as necessary to attract and retain the services of the individuals essential to the Company's long term success. The purpose of the 2011 Plan, which continues the general purpose of the Company's previous stock incentive plans, is to enable the Company to continue to provide certain key individuals, upon whose judgment, initiative and efforts the Company will largely depend for the successful conduct of its business, with incentives to enter into and remain in the service of the Company (or a Company subsidiary or joint venture), to acquire or increase their proprietary interest in the success of the Company, to maximize their performance, and thereby enhance the long-term performance of the Company. It is anticipated that providing such persons with a direct stake in the Company assures a close identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf. The following description of the 2011 Plan is qualified in its entirety by reference to the full text of such Plan, which is set forth in the attached Exhibit A.

        Under the Company's existing stock incentive plans (the Liz Claiborne, Inc. 2005 Stock Incentive Plan and the Liz Claiborne, Inc. 2002 Stock Incentive Plan, as amended), as of January 1, 2011, approximately 6,897,146 shares of the Company's Common Stock, par value $1.00 per share ("Stock") were subject to outstanding options and approximately 1,691,591 shares of unvested restricted Common Stock were outstanding. As of January 1, 2011, approximately 2,298,285 shares of Stock remained available for future grants under the Company's existing stock incentive plans. However, of these shares, 855,000 shares are reserved for grants under long term incentive awards that will be paid in shares should performance metrics be achieved, certain directors have elected to defer their annual stock award and cash fees in shares and the Company made annual equity grants to executives and employees on March 1, 2011. Consequently, on March 22, 2011, the number of shares remaining available for future grants under current plans is 1,104,974.

        To date, no awards have been granted under the 2011 Plan, but, as described below, some awards are scheduled to be granted in September 2011, subject to stockholder approval of the proposed 2011 Plan at the Annual Meeting.

General Description of the 2011 Plan

        Awards.    The 2011 Plan authorizes the grants of non-qualified stock options ("NQOs"), incentive stock options ("ISOs"), stock appreciation rights ("SARs"), shares of restricted stock, restricted stock units, shares of unrestricted stock and performance shares (collectively, NQOs, ISOs, SARs, restricted stock, restricted stock units, unrestricted stock and performance shares are referred to as "Awards"). Under the 2011 Plan, the Company may deliver authorized but unissued shares of Stock, treasury shares of Stock, and shares of Stock acquired by the Company for the purposes of the 2011 Plan.

        Maximum Number of Shares.    A maximum of 3,000,000 shares of Stock are available for grants pursuant to Awards under the 2011 Plan; of those, no more than 1,500,000 shares may be awarded pursuant to grants of restricted stock, restricted stock units, unrestricted stock and performance shares. The maximum number of shares of Stock with respect to which any individual may be granted Awards during any one calendar year is 1,000,000 shares. In addition, a non-employee director may not be granted Awards in any calendar year that, in the aggregate, result in the Company recognizing an expense in excess of $150,000 in connection with the grant of such awards. But the annual retainer paid to a director of the Company is not included in this limit, even if the retainer is paid with awards under the 2011 Plan.

        The following rules apply to the computation of the number of shares available under the 2011 Plan:

  •
  The following shares of Stock shall again become available for Awards: any shares subject to an Award that remain unissued upon the cancellation or termination of the Award for any reason; any shares of restricted stock that are forfeited, provided that any dividends paid on such shares are also forfeited; and any shares in respect of which a stock appreciation right or a performance share award is settled for cash.

  •
  An SAR settled in shares of Stock will reduce the number of shares available for grant by the number of shares subject to the SAR, even though fewer shares were issued in settlement of the SAR.

  •
  Each stock option and stock appreciation right will reduce the number of shares available for grant by one share for every share subject to the award, and each other type of award will reduce the number of shares available for grant by 1.6 shares for every share subject to the award.

  •
  In addition, if the 2011 Plan is approved by stockholders, any remaining shares available (or subsequently forfeited or not issued under outstanding awards) under the stockholder approved Liz Claiborne, Inc, 2002 Stock Incentive Plan and the stockholder approved Liz Claiborne 2005 Stock Incentive Plan (and shares that would have been forfeited are for, would also become available for award under the 2011 plan and subject to its provisions, as of the date of the annual stockholders meeting.

        Administration.    The 2011 Plan is administered by the Compensation Committee of the Board of Directors, or such other committee or subcommittee of the Board of Directors as the Board of Directors appoints or as is formed by abstention or recusal of one or more members of the Compensation Committee (the "Committee"). The Committee will consist of at least two individuals, both of whom meet the definition of an "outside director" (within the meaning of Section 162(m) of the Internal Revenue Code (the "Code")) and a "non-employee director" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934). However, Awards under the Plan will not be invalidated if the Committee includes members who do not meet such definitions. If the Committee does not exist, or for any other reason determined by the Board of Directors, the Board of Directors may act as the Committee. The Committee or the Board of Directors may delegate to one or more officers of the Company the authority to designate the individuals (from among those eligible to receive Awards, other than such officer(s) themselves) who will receive Awards under the Plan, to the fullest extent permitted by the Delaware General Corporation Law (or any successor provision thereto), provided that the Committee shall itself grant all Awards to those individuals who could reasonably be considered to be subject to the insider trading provisions of Section 16 of the 1934 Act or whose Awards could reasonably be expected to be subject to the deduction limitations of Section 162(m) of the Code. The Committee determines the key persons who will receive Awards, the type of Awards granted, and the number of shares subject to each Award. The Committee also determines the exercise price, expiration dates and other material features of Awards. The Committee has the authority to interpret and construe any provision of the 2011 Plan and to adopt such rules and regulations for administering the 2011 Plan as it deems necessary or appropriate. All decisions and determinations of the Committee are final and binding on all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the 2011 Plan or any Award.

        Eligibility.    Officers, non-employee directors, and executive, managerial, professional or administrative employees of, and consultants to, the Company, its subsidiaries and its joint ventures, as the Committee in its sole discretion shall select, are eligible to receive Awards under the 2011 Plan. As of January 1, 2011, the Company believes approximately 3,500 individuals are eligible to participate in the Plan. However, the granting of Awards is discretionary and it is not possible to determine how many individuals actually will receive Awards under the Plan. Traditionally the Company had granted equity awards to a much smaller group of individuals and the Company currently anticipates that Awards would be granted to approximately 300 individuals.

        Termination of Plan.    No performance share or other Award that is conditioned upon the achievement of performance goals may be granted under the 2011 Plan more than five years after the Board's adoption of the 2011 Plan and no Award that involves the issuance of Stock may be granted more than ten years after the Board's adoption of the 2011 Plan.

        Power to Amend.    The Board of Directors may, at any time, suspend or discontinue the 2011 Plan or revise or amend it in any respect whatsoever. However, no amendment shall be effective without the approval of the stockholders of the Company if it would increase the number of shares of Stock available for issuance under the 2011 Plan, materially increase the benefits under the 2011 Plan or if required by the stock exchange rules or if the Board determines that stockholder approval is necessary and appropriate so that Awards under the 2011 Plan may comply with Sections 422 or 162(m) of the Code. The Committee may, in its sole discretion, without amending the 2011 Plan, amend any Award to (i) accelerate the date on which any option or SAR becomes exercisable or otherwise adjust any of the terms of such option or SAR, (ii) accelerate the date on which any Award vests, (iii) waive any condition imposed with respect to any Award, or (iv) otherwise adjust any of the terms of any Award; provided, however, that no such amendment may directly or indirectly lower the exercise price of an option or SAR granted under the 2011 Plan. No amendment or modification to the 2011 Plan or any Award may reduce the grantee's rights under any previously granted and outstanding Award without the consent of the grantee, except to the extent that the Board of Directors determines that such amendment is necessary or appropriate to prevent such Awards from being subject to the deduction limit of Section 162(m) of the Code or from being subject to tax under Section 409A of the Code.

Summary of Awards Available Under the 2011 Plan

        Non-Qualified Stock Options.    The exercise price per share of each NQO granted under the 2011 Plan is determined by the Committee on the grant date and will not be less than the fair market value of a share of Stock on the grant date. Each NQO is exercisable for a term, not to exceed seven years, established by the Committee on the grant date. The exercise price must be paid in cash or, subject to the approval of the Committee, in shares of Stock valued at their fair market value on the date of exercise or by such other method as the Committee may from time to time prescribe.

        The 2011 Plan contains provisions applicable to the exercise of NQOs subsequent to a grantee's termination of employment for "cause," other than for cause, or due to "retirement," "disability" (as each such term is defined in the 2011 Plan), resignation without the Company's prior consent, or death. These provisions apply unless the Committee establishes alternative provisions with respect to an Award. In general, these provisions provide that NQOs that are not exercisable at the time of such termination shall expire upon the termination of employment and NQOs that are exercisable at the time of such termination shall remain exercisable until the earlier of the expiration of their original term and (i) in the event of a grantee's termination other than for cause, the expiration of three months after such termination of employment, (ii) in the event of a grantee's disability or death, the first anniversary of such termination, and (iii) in the event a grantee retires, the third anniversary of such termination. In the event the Company terminates the grantee's employment for cause or the grantee resigns without the Company's prior consent, all NQOs held by the grantee, whether or not then exercisable, terminate immediately as of the commencement of business on the termination of employment date. In addition, if a grantee dies subsequent to a termination of employment but before the expiration of the exercise period, then the grantee's NQOs shall remain exercisable until the first anniversary of the grantee's date of death (or the expiration of the original exercise period, if earlier).

        Incentive Stock Options.    Generally, ISOs are options that may provide certain federal income tax benefits to a grantee not available with NQOs. A grantee must hold the shares acquired upon exercise of an ISO for at least two years after the grant date and at least one year after the exercise date. The exercise price per share of each ISO must be at least the fair market value of a share of Stock on the grant date. An ISO will be exercisable for a maximum term, not to exceed seven years, established by the Committee on the grant date. The exercise price of an ISO must be paid in cash or, subject to the approval of the Committee, in shares of Stock valued at their fair market value on the date of exercise or by such other method as the Committee may from time to time prescribe. The aggregate fair market value of shares of Stock (determined on the ISO grant date) with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (whether issued under the 2011 Plan or any other plan of the Company or its subsidiaries) may not exceed $100,000. An ISO granted to any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company is subject to the following additional limitations: the exercise price per share of the ISO must be at least 110% of the fair market value of a share of Stock at the time any such ISO is granted, and the ISO cannot be exercisable more than five years from the grant date.

        In the event of a grantee's termination of employment, ISOs generally are exercisable to the same extent as described above with respect to NQOs (although the definition of the term "disability" in respect of ISOs may differ). However, an option cannot be treated as an ISO if it is exercised more than three months following the grantee's termination of employment for any reason other than death or disability, or more than one year after the grantee's termination of employment for disability, unless the grantee died during such three-month or one-year period. ISOs are not transferable other than by will or by the laws of descent and distribution.

        Stock Appreciation Rights.    The exercise price of each SAR shall be such price as the Committee determines on the grant date, but not less than the fair market value of a share of Stock on the grant date. Each SAR shall be exercisable for a term, not to exceed seven years, established by the Committee on the grant date. The exercise of a SAR with respect to a number of shares entitles the grantee to receive for each such share an amount equal to the excess of (i) the fair market value of a share of Stock on the date of exercise over (ii) the exercise price of the SAR. An SAR may be settled in cash or shares of Stock (valued at their fair market value on the date of exercise of the SAR), in the Committee's discretion. SARs may be granted as stand-alone awards or in connection with any NQO or ISO with respect to a number of shares of Stock less than or equal to the number of shares subject to the related option. The exercise of a SAR that relates to a particular NQO or ISO causes the cancellation of its related option with respect to the number of shares exercised. The exercise of an option to which a SAR relates causes the cancellation of the SAR with respect to the number of shares exercised. In the event of a grantee's termination of employment, SARs generally are exercisable to the same extent as described above with respect to NQOs. SARs settled in shares of Common Stock shall be counted in full against the number of shares available for award under the 2011 Plan, regardless of the number of exercise gain shares issued upon the settlement of the SAR.

        Restricted Stock.    Prior to the vesting of any restricted shares, the shares are not transferable by the grantee and are forfeitable. Vesting of the shares may be based on continued employment with the Company and/or upon the achievement of specific performance goals, as the Committee determines on the grant date. The Committee may at the time that shares of restricted stock are granted impose additional conditions to the vesting of the shares. Unvested shares of restricted stock are automatically and immediately forfeited upon a grantee's termination of employment for any reason. If vesting of a restricted stock award is based on continued employment, the award will not vest at all until at least one year after the grant date and will not vest in full until at least three years after the grant date. The Committee may grant up to 200,000 aggregate shares restricted stock (together with restricted stock unit awards) each year that vest more rapidly than this one year/three year minimum vesting schedule.

        Restricted Stock Units.    A restricted stock unit entitles the grantee to receive a share of Stock, or in the sole discretion of the Committee, the value of a share of Stock, on the date that the restricted stock unit vests. Vesting of restricted stock units may be based on continued employment with the Company and/or upon the achievement of specific performance goals. The Committee may, at the time that restricted stock units are granted, impose additional conditions to vesting. Unvested restricted stock units are automatically and immediately forfeited upon a grantee's termination of employment for any reason. If vesting of a restricted stock unit is based on continued employment, the award generally will not vest at all until at least one year after the grant date and will not vest in full until at least three years after the grant date.

        Unrestricted Stock.    Shares of Stock may be granted by the Committee and may be payable at such times and subject to such conditions as the Committee determines; provided that any such awards to officers or directors shall involve a number of shares determined by the Committee as being reasonable and shall be identified as being granted in lieu of salary or cash bonus.

        Performance Shares.    The Committee may grant performance share awards to such key persons, in such amounts, and subject to such terms and conditions, as the Committee shall determine in its sole discretion, provided that the minimum performance period will be one year. The grantee of such an award will be entitled to receive shares or the cash value thereof (in the discretion of the Committee) if performance goals specified by the Committee are met. The shares or cash value will be paid as soon as practicable (and in no event later than 2 1/2 months after the year in which satisfied) following the satisfaction of the performance goals.

Transferability

        No Award is transferable other than by will or the laws of descent and distribution, except to the extent an agreement with respect to an NQO or SAR permits certain transfers to a grantee's family members or trusts.

Certain Corporate Changes

        The 2011 Plan provides that in the event of a change in the capitalization of the Company, a stock dividend or split, a merger or combination of shares and certain other similar events, there will be an adjustment in the number of shares of Stock available to be delivered under the 2011 Plan, the number of shares subject to Awards, and the exercise prices of certain Awards. The 2011 Plan also provides for the adjustment or termination of Awards upon the occurrence of certain corporate events.

Certain Changes in the Control of the Company

        If within one year following a "change-in-control" the Company terminates a grantee's employment other than for disability or "cause," or the grantee resigns for "good reason" (as such terms are defined in the 2011 Plan), any outstanding unvested or unexercisable Awards shall become vested and immediately exercisable and the standard exercise period that applies for options and SARs following termination of employment will be extended until the first anniversary of the grantee's termination of employment (but not later than the original expiration date of the award). A "change in control" generally means the happening of any of the following events: (i) any "person" acquires more than 50% of the outstanding shares of Common Stock; (ii) any "person" acquires 35% or more of the outstanding shares of Common Stock, within any 12-month period; (iii) the sale within any 12-month period of all or substantially all of the assets of the Company; or (iv) the election or appointment during any 12-month period of a majority of the members of the Board whose election or appointment is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

Tax Withholding

        The 2011 Plan provides that a grantee may be required by the Committee to meet certain tax withholding requirements in connection with the settlement of Awards. Generally, whenever stock is issued in settlement of an Award, the Company will withhold from delivery a number of shares with the value of the withholding amount. Alternatively, withholding may be made by means of a cash payment by the grantee to the Company if either the grantee elects or the Company requires such a cash payment.

Performance-Based Compensation

        A federal income tax deduction will generally be unavailable for annual compensation in excess of $1 million paid to each of the Chief Executive Officer and the next three most highly compensated officers (other than the chief financial officer) of a public corporation. However, amounts that constitute "performance-based compensation" under Section 162(m) of the Code are not counted toward the $1 million limit. If the Company's stockholders approve the 2011 Plan, NQOs, ISOs, and SARs generally would qualify as performance-based compensation under this exception to the $1 million limit.

        In addition, the 2011 Plan permits the Committee to condition the granting and/or vesting of Awards on the achievement of one or more objective performance goals based on one or more of the performance criteria described below. Any Award that is conditioned upon the achievement of these performance goals also will qualify as performance-based compensation and not be counted towards the $1 million limit. To satisfy the requirements that apply to performance-based compensation, these criteria must be approved by the Company's stockholders, and approval of the 2011 Plan will also constitute approval of the foregoing criteria. With respect to the performance criteria, the stockholder approval only is valid for five years, so that Awards other than NQOs, ISOs, and SARs that are granted more than five years after the stockholder approval will not be able to qualify as performance-based compensation.

        The performance goals may be expressed in terms of one or more of the following criteria: (a) earnings (either in the aggregate or on a per-share basis, reflecting dilution of shares as the Committee deems appropriate and, if the Committee so determines, net of or including dividends); (b) gross or net sales; (c) cash flow(s) (including either operating or net cash flows); (d) financial return ratios; (e) total shareholder return, shareholder return based on growth measures or the attainment by the shares of a specified value for a specified period of time, share price or share price appreciation; (f) value of assets, return or net return on assets, net assets or capital (including invested capital); (g) adjusted pre-tax margin; (h) margins, profits and expense levels; (i) dividends; (j) market share, market penetration or other performance measures with respect to specific designated products or product groups and/or specific geographic areas; (k) reduction of losses, loss ratios or expense ratios; (l) reduction in fixed costs; (m) operating cost management; (n) cost of capital; (o) debt reduction; (p) productivity improvements; (q) inventory turnover measurements; or (r) customer satisfaction based on specified objective goals or a Company-sponsored customer survey.

        Performance goals may be expressed (1) with respect to the Company as a whole or with respect to one or more divisions or business units, (2) on a pre-tax or after-tax basis, and (3) on an absolute and/or relative basis. In addition, performance goals may employ comparisons with past performance of the Company (including one or more divisions) and/or the current or past performance of other companies, and in the case of earnings-based measures, may employ comparisons to capital, stockholders' equity and shares outstanding.

        To the extent applicable, the measures used in performance goals set under the Plan shall be determined in accordance with generally accepted accounting principles ("GAAP") and in a manner consistent with the methods used in the Company's reports on Forms 10-K and 10-Q, without regard to any of the following, unless otherwise determined by the Committee consistent with the requirements of Section 162(m)(4)(C) of the Code and the regulations thereunder: all items of gain, loss or expense for a fiscal year that are related to special, unusual or non-recurring items, events or circumstances affecting the Company or the financial statements of the Company; all items of gain, loss or expense for a fiscal year that are related to (i) the disposal of a business or discontinued operations or (ii) the operations of any business acquired by Company during the fiscal year; and all items of gain, loss or expense for a fiscal year that are related to changes in accounting principles or to changes in applicable law or regulations. To the extent a performance goal is expressed using an earnings or sales-based measure that requires deviations from GAAP, such deviations shall be at the discretion of the Committee and established at the time the applicable performance goals are established.

        If an Award that does not qualify as performance-based compensation would cause the grantee's compensation to exceed the $1 million limit, the Committee may defer payment of the Award until the grantee's termination of employment.

New Plan Benefits

        No Awards have been made under the 2011 Plan, and Awards under the 2011 Plan are wholly discretionary. However, the Committee has approved grants under the 2011 Plan with respect to 902,500 shares that automatically will be made on September 1, 2011, provided that the Company's stockholders approve the 2011 Plan. The New Plan Benefits Table below describes those grants. Additional grants under the 2011 Plan are not determinable at this time. For information regarding certain awards made in respect of fiscal 2010 under the Liz Claiborne, Inc. 2005 Stock Incentive Plan, see "Executive Compensation—Summary Compensation Table," "Option Grants Table for Fiscal 2010," and the Compensation Committee Report.

NEW PLAN BENEFITS
Plan Name

Name and Position	Dollar value ($)	Number of Units
William L. McComb, principal executive officer, Chief Executive Officer		375,000 shares
Andrew C. Warren, principal financial officer, EVP, Chief Financial Officer		150,000 shares
Nicholas Rubino, SVP, Chief Legal Officer		37,500 shares
Peter Warner, SVP, Global Sourcing & Operations		25,000 shares
Lisa Piovano Machacek, SVP, Chief HR Officer		25,000 shares
Executive Group		902,500 shares
Non-Executive Director Group		0
Non-Executive Employee Group		0

Summary of Federal Tax Consequences

        The following is a brief description of the federal income tax treatment that will generally apply to Awards under the 2011 Plan based on current federal income tax rules.

        Non-Qualified Options.    The grant of an NQO will not result in taxable income to the grantee. The grantee will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Stock acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

        Incentive Stock Options.    Neither the grant nor the exercise of an incentive stock option will result in taxable income to the grantee (provided that nothing caused the option to cease to be an incentive stock option, as described above under the heading Summary of Awards Available Under the 2011 Plan—Incentive Stock Options). The excess of the fair market value of the Stock at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the grantee's alternative minimum taxable income for the tax year in which the incentive stock option is exercised.

        When the grantee disposes of the Stock acquired upon exercise of an incentive stock option, he or she will realize income equal to the amount realized in excess of the exercise price for those shares. If the grantee held the Stock for two years from the date of the grant of the incentive stock option and for one year after the transfer of such Stock to the grantee, then the income will be taxed as capital gain and the Company will not be entitled to a corresponding deduction. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the grantee will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the Stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the grantee will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

        Stock Appreciation Rights.    The grant of a SAR will not result in taxable income to the grantee. Upon exercise of a SAR, the fair market value of Stock received, or the amount of cash received, will be taxable to the grantee as ordinary income and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

        Restricted Stock.    The grant of restricted stock will not result in taxable income to the grantee at the time of grant and the Company will not be entitled to a corresponding deduction, assuming that the restrictions constitute a "substantial risk of forfeiture" for federal income tax purposes. Upon the vesting of shares of restricted stock, the grantee will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the grantee during the restriction period will also be compensation income to the grantee and the Company will be entitled to a corresponding deduction.

        A grantee may elect pursuant to Section 83(b) of the Code to have income recognized at the date of grant of a restricted stock award and to have the applicable capital gain holding period commence as of that date, and the Company will be entitled to a corresponding deduction.

        Restricted Stock Units.    The grant of a restricted stock unit will not result in taxable income to the grantee at the time of grant and the Company will not be entitled to a corresponding deduction. Upon the vesting of the restricted stock unit, the grantee will realize ordinary income in an amount equal to the fair market value of the shares received, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting, when granted to the grantee.

        Unrestricted Stock.    The grant of unrestricted stock will result in taxable income for the grantee at the time of grant in an amount equal to the fair market value of those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of grant.

        Performance Shares.    The grant of a performance share award will not result in taxable income to the grantee at the time of grant and the Company will not be entitled to a corresponding deduction. The grantee will have compensation income at the time of distribution equal to the amount of cash received or the then fair market value of the distributed shares and the Company will be entitled to a corresponding deduction.

        Withholding of Taxes.    As noted above under the header "Tax Withholding" grantees may be required to comply with have the Company may withhold from grantees amounts in cash or shares of Stock to satisfy withholding tax requirements.

        $1 Million Limit.    Section 162(m) of the Code disallows a federal income tax deduction for certain compensation in excess of $1 million per year paid to each of the Company's chief executive officer and its three other most highly compensated executive officers (other than the chief financial officer). Compensation that qualifies as "performance-based compensation" is not subject to the $1 million limit. The 2011 Plan has been structured to permit Awards and payments that will satisfy the requirements applicable to performance-based compensation.

        Section 409A.    Section 409A of the Code imposes significant restrictions on deferred compensation and could impact on Awards under the 2011 Plan. If the Section 409A restrictions are not followed, a grantee could be subject to accelerated liability for tax on the non-complying award, as well as a 20% penalty tax. The 2011 Plan is intended to comply with the requirements of Section 409A.

        Change-in-Control.    Any acceleration of the vesting or payment of Awards under the 2011 Plan caused by a change-in-control of the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Code, which may subject the grantee to a 20% excise tax and preclude deduction by the Company.

        Tax Advice.    The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2011 Plan. A grantee may also be subject to state and local taxes in connection with the grant of Awards under the 2011 Plan.

Voting on the Proposal

        The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and voting thereon is required for the approval of the adoption of the 2011 Plan. In addition, under the rules of the New York Stock Exchange, for this proposal a majority of the stockholders eligible to vote must actually cast votes and abstentions are treated as votes cast.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 4 TO APPROVE THE 2011 PLAN.

PROPOSAL 5—APPROVAL OF THE ISSUANCE OF 20% OR MORE OF THE COMPANY'S COMMON STOCK UPON CONVERSION OF THE 6.0% CONVERTIBLE NOTES ISSUED IN JUNE 2009

        On June 24, 2009, the Company completed the offering of $90.0 million aggregate principal amount of its 6.0% Convertible Senior Notes due June 15, 2014 (the "Convertible Notes"). The

Company used the net proceeds from the offering to repay a portion of the outstanding borrowings under its amended and restated revolving credit facility, increasing borrowing base availability under its credit facility and enhancing liquidity, thereby strengthening the Company's balance sheet during an extremely challenging economic environment. The closing price of the Company's Common Stock on the date of the offering was [$2.81]. Under their terms, the Convertible Notes become convertible during any fiscal quarter if the last reported sale price of the Company's Common Stock during 20 out of the last 30 trading days in the prior fiscal quarter equals or exceeds $4.2912 (which is 120% of the conversion price). Currently the Convertible Notes are convertible, although none of the holders have done so.

        Because the Company's Common Stock is listed on the NYSE, the Company is subject to the NYSE's rules and regulations. Section 312.03 of the NYSE Listed Company Manual requires stockholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of transactions if (i) the common stock to be issued has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock, or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock.

        The $90.0 million aggregate principal amount of the Convertible Notes are currently convertible at a conversion rate of 279.6421 shares of Common Stock per $1,000 principal amount, subject to adjustments, which would result in the issuance of an aggregate of 25,167,789 shares of Common Stock, which exceeds the 20% NYSE threshold. The maximum conversion rate for the Convertible Notes allowed under the indenture governing the Convertible Notes is 335.5704 shares of Common Stock per $1,000 principal amount (the "Maximum Rate"). Under the terms of the indenture governing the Convertible Notes, in the event of certain types of fundamental changes with respect to the Company, an upward adjustment of the conversion rate under the Convertible Notes would occur in order to compensate holders of Convertible Notes for the loss of the value of the conversion feature. The Maximum Rate is the maximum number of shares to which such adjustment could increase the conversion rate. If the Maximum Rate were to apply, it could result in the issuance of an aggregate of 30,201,336 shares of Common Stock, which also exceeds the 20% NYSE threshold. Accordingly, pursuant to the indenture governing the Convertible Notes, until the Company has obtained stockholder approval under the NYSE rules for the issuance of the maximum amount of Common Stock issuable upon conversion of the Convertible Notes, if all of the Convertible Notes are surrendered for conversion, the Company must pay the full $90.0 million principal amount of the Convertible Notes in cash and may settle any remaining conversion value in cash or stock, or a combination of both, subject to a limit of 211.2064 shares of Common Stock per $1,000.

        The current situation does not allow the Company to determine whether cash settlement of any conversion is in the best interests of the Company at a given time. In order to enable the Company to avoid being forced to make a cash payment of $90.0 million upon conversion and to instead have the flexibility to satisfy its conversion obligation fully in stock, the Company is asking its stockholders to approve the issuance of the full amount of the Common Stock issuable upon conversion of the Convertible Notes. While the Company does not currently know whether it will settle its conversion obligation fully in shares of Common Stock (or in a combination of cash and stock as permitted under the Convertible Notes indenture), if this Proposal 5 is approved, the Company would have the ability to determine at the time of conversion the appropriate form of payment to be made, instead of being required to make the $90.0 million cash payment, which could, depending on timing and circumstances, have a material adverse impact on the Company's cash flow and liquidity.

        Approval of this Proposal 5 requires the affirmative vote of the majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal. Under NYSE rules, abstentions are considered to be votes cast and will have the same effect as votes against this Proposal 5. Broker non-votes do not count as votes cast but the underlying shares count as outstanding shares entitled to vote on the proposal. Thus, because NYSE rules also require that the total votes cast on this Proposal 5 represent more than 50% of the shares entitled to vote, if the total number of shares represented by broker non-votes and shares otherwise not voted comprise 50% or more of the outstanding Common Stock, this Proposal 5 will not be approved.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 5 TO APPROVE THE ABILITY OF THE COMPANY TO ISSUAE 20% OR MORE OF THE COMPANY'S OUTSTANDING COMMON STOCK UPON CONVERSION OF THE CONVERTIBLE NOTES.

 AUDIT COMMITTEE REPORT

        The Audit Committee is composed of the four Directors listed below. The Committee's responsibilities are set forth in the Committee's written charter adopted by the Board of Directors (the "Charter"). The Committee reviews and reassesses the Charter annually and recommends any proposed changes to the full Board for approval. A copy of the Charter is available at the Company's website at www.lizclaiborneinc.com under "Corporate Governance" in the Investor Relations section. A copy may also be obtained by sending a request care of the Company's Corporate Secretary at 1441 Broadway, New York, NY 10018.

        The Committee met with Deloitte & Touche LLP, the Company's independent registered public accounting firm ("Deloitte & Touche"), with and without management present, to review and discuss the overall scope and plans for the audit of the Company's consolidated financial statements for the fiscal year ended January 1, 2011 and the results of such audit. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles. The Committee reviewed and discussed the Company's accounting principles and procedures and the Company's financial statements presentation with management and Deloitte & Touche, including a review of any significant financial reporting issues and the selection, application and disclosure of the Company's accounting policies, including policies for which management is required to exercise discretion or judgment regarding implementation. These discussions included consideration of the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and the clarity of disclosure in the Company's financial statements. In addition, during 2010 the Committee met timely with management and Deloitte & Touche to review each of the Company's quarterly results prior to the time such results were made public.

        The Committee also discussed and reviewed with Deloitte & Touche all communications required under generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (the "PCAOB"), including the matters required to be discussed by Deloitte & Touche with the Committee under PCAOB standard AU 380, Communication With Audit Committee, and SEC Rule 2-07 of Regulation S-X.

        In addition, Deloitte & Touche provided to the Committee a formal written statement describing all relationships between Deloitte & Touche and the Company that might bear on Deloitte & Touche's independence as required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The Committee reviewed and discussed with Deloitte & Touche any matters that could have impacted Deloitte & Touche's objectivity and independence from the Company and management, including the provision of non-audit services to the Company. Nothing came to the Committee's attention as a result of its review of Deloitte & Touche's statement or its discussions with Deloitte & Touche that would indicate that Deloitte & Touche lacked such objectivity or independence.

        The Committee met with the Company's management and internal auditors to review and discuss the Company's work in complying with the requirements of Section 404 under the Sarbanes-Oxley Act of 2002 regarding the Company's internal control over financial reporting and management's assessment of the Company's internal control over financial reporting. Further, the Committee discussed with Deloitte & Touche the firm's audit of the Company's internal control over financial reporting for the fiscal year ended January 1, 2011. The Committee also discussed with management areas of potential risk exposure for the Company. Finally, the Committee met with the Company's internal auditors to review the Company's internal audit plan, as well as reports on audit projects and internal financial controls.

        Based upon the Committee's receipt and review of the various materials and assurances described above and its discussions with management, Deloitte & Touche and the Company's internal auditors, the Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended January 1, 2011 be included in the Company's Annual Report on Form 10-K for such fiscal year to be filed with the Securities and Exchange Commission. The Board approved such recommendation.

        The Committee has appointed Deloitte & Touche as the Company's independent registered public accounting firm for the 2011 fiscal year. While the Committee has sole authority to appoint the independent registered public accounting firm, the Committee has recommended to the Board that the Company continue its long-standing practice of requesting that stockholders ratify the appointment.

DOREEN A. TOBEN (Chair)
KENNETH B. GILMAN
NANCY J. KARCH
ARTHUR C. MARTINEZ

        The foregoing Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES UPDATE

        The aggregate fees billed by Deloitte & Touche, the Company's independent registered public accounting firm, for professional services rendered in connection with such firm's audit of the Company's fiscal 2010 and fiscal 2009 financial statements, including the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for each such fiscal year, were approximately as follows:

Fees Paid to Deloitte & Touche

	2009 Fiscal Year	2010 Fiscal Year
Audit Fees(1)	$3,707,000	$2,948,000
Audit-Related Fees(2)	$7,000	$0
Tax Fees(3)	$433,000	$408,000

Subtotal	$4,147,000	$3,356,000
All Other Fees(4)	$—	$—

Deloitte & Touche Total Fees	$4,147,000	$3,356,000

(1)
Audit Fees. These are fees for professional services performed by Deloitte & Touche for the integrated audit of the Company's annual financial statements and review of financial statements included in the Company's unaudited Quarterly Report on Form 10-Q filings, and services that are normally provided by Deloitte & Touche in connection with statutory and regulatory filings or engagements for such fiscal year.

(2)
Audit-Related Fees. These are fees for assurance and related services performed by Deloitte & Touche that are reasonably related to the performance of the audit or review of the Company's financial statements. This includes attestations by Deloitte & Touche that are not required by statute or regulation; consulting on financial accounting/reporting standards; and comfort letters.

(3)
Tax Fees. These are fees for professional services performed by Deloitte & Touche with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for certain of the Company's consolidated subsidiaries; refund claims; payment planning; and tax audit assistance.

(4)
All Other Fees. These are fees for all other services performed by Deloitte & Touche not falling in one or more of the above categories.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

        The Audit Committee has established a policy regarding pre-approval of all audit and permitted non-audit services (and related fees) to be provided by the Company's independent registered public accounting firm or its affiliates, subject to S.E.C. rules which permit certain non-audit services accounting for less than five percent of the total fees paid to the independent registered public accounting firm to be approved by the Committee retroactively (so called "De Minimis Exception"). In making its decisions, the Committee considers whether the retention of the independent registered public accounting firm for permitted non-audit services is consistent with maintaining the objectivity and independence of the independent registered public accounting firm. Prior to engaging the independent registered public accounting firm for the next year's engagement, a list of specific permitted services expected to be rendered during the year and related fees is presented to the Committee for approval. Prior to the engagement, the Committee must pre-approve the specific services requested and related fees. Management and the independent registered public accounting firm update the Committee periodically on actual fees incurred against the fees approved, and approval is required for any fees in excess of the amount originally approved. The Committee must also pre-approve any additional permissible services to be performed by the independent registered public accounting firm or its affiliates. Pursuant to the Audit Committee's Charter, the Committee may delegate to a subcommittee (which may consist of one or more members) the right to pre-approve such services and fees, provided that decisions of any such subcommittee to grant pre-approvals must be disclosed to the full Committee at its next scheduled meeting.

PROPOSAL 6—RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Deloitte & Touche as the Company's independent registered public accounting firm to examine and audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2011. Deloitte & Touche has served as the Company's independent auditors since May 16, 2002. From June 2001 until their appointment as independent auditors in 2002, Deloitte & Touche served as the Company's internal auditors.

        If Deloitte & Touche's appointment is not ratified, the Committee will reconsider the appointment.

        The Company expects that representatives of Deloitte & Touche will be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and will respond to appropriate questions.

Voting on the Proposal

        The affirmative vote of a majority of the shares of Common Stock voting on this proposal is required for ratification of the appointment of Deloitte & Touche as the Company's independent registered public accounting firm for the 2011 fiscal year.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 6 TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE.

 PROPOSAL 7—STOCKHOLDER PROPOSAL

        The following stockholder proposal has been submitted for consideration at the 2011 Annual Meeting:

Shareholder Action by Written Consent

        RESOLVED, Shareholders hereby request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting (to the fullest extent permitted by law).

        This proposal topic won majority shareholder support at 13 major companies in 2010. The proponents included William Steiner and John Chevedden. This included 67%-support at both Allstate and Sprint. Hundreds of major companies enable shareholder action by written consent.

        Taking action by written consent in lieu of a meeting is a means shareholders can use to raise important matters outside the normal annual meeting cycle. A study by Harvard professor Paul Gompers supports the concept that shareholder dis-empowering governance features, including restrictions on shareholder ability to act by written consent, are significantly related to reduced shareholder value.

        The merit of this Shareholder Action by Written Consent proposal should also be considered in the context of the need for additional improvement in our company's 2010 reported corporate governance status:

        The Corporate Library (TCL) www.thecorporatelibrary.com, an independent investment research firm, rated our company "D" with "High Governance Risk" and "Very High Concern" in Executive Pay—only 41% of CEO pay was incentive based.

        The Corporate Library said all our executive equity payments should have performance-vesting in order to assure full alignment with shareholder interests. Our market priced stock options were at risk of providing payments due to a rising market alone, regardless of individual executive performance. Regarding annual executive incentives, 40% of the annual payments were based on the subjective analysis of individual goals. Discretion can undermine the effectiveness of executive incentive plans.

        Arthur Martinez, age 70, was over-extended with a total of six board seats, yet had further obligations by being allowed on our key Audit and Executive Pay Committees. Mr. Martinez was one of only 3 members on our "Very High Concern" Executive Pay Committee. Mr. Martinez also attracted our highest negative votes—an embarrassing 36% negative.

        Other high negative vote-getters of 27% to 34% included: Kenneth Gilman, Bernard Aronson, Nancy Karch and Raul Fernandez. Plus these negative vote-getters were still allowed to have 7 of the 10 seats on our most important Board Committees.

        Our management scuttled our opportunity to vote on the 2010 shareholder proposal to enable 10% of shareholders to call a special meeting. Our management made us vote (unnecessarily no less) on a weak management proposal for an almost insurmountable 35% of shareholders to call a special meeting in order to scuttle our opportunity to vote on the shareholder proposal for a realistic 10% of shareholders to call a special meeting.

        Please encourage our board to respond positively to this proposal and help turnaround the above type practices: Shareholder Action by Written Consent—Yes on 7.

Company's Response To The Proposal

The Board of Directors opposes this proposal and recommends that you vote AGAINST it for the following reasons.

        Your Board believes this proposal is not in the best interests of the Company or its stockholders, as permitting action by written consent may result in many stockholders being denied the ability to vote on or otherwise participate in important stockholder actions.

        All Company stockholder meetings take place at a specified time and location that is publicly announced in advance. This meeting requirement affords all interested parties, including our stockholders and Board, and any stockholder advisory groups, the opportunity to express their views on all matters to be considered at the meeting, prior to any vote. Action by written consent, on the other hand, enables the holders of a majority of our stock to undercut the ability of interested parties to make informed decisions by enabling the majority to take action without providing our other stockholders, or our Board, with an opportunity to express their views. As such, consent solicitations may operate to disenfranchise many stockholders—either because they may not have been solicited or, even if solicited, they may not have made their decision with the benefit of all relevant background, perspectives and facts. The proposal fails to address the question of why stockholder action by written consent would be preferable to a fully-informed voting at a stockholder meeting.

        The Company's stockholders are already empowered to seek action at both annual and special meetings. Our stockholders have frequently used annual meetings to submit matters for a stockholder vote, as evidenced by the above proposal. Moreover, pursuant to shareholder approval of a Board proposed change adopted at last year's Annual Meeting, the holders of 35% of the Company's stock now have the right to call a special meeting. While the proposal characterizes this 35% requirement as "almost insurmountable", it fails to explain why permitting action by written consent—where a majority of the Company's outstanding stock would be required for action—would be easier to achieve.

        Finally, your Board believes that this proposal should be evaluated in the context of the actions that the Board has taken recently to further enhance the Company's accountability to its stockholders. These include: implementing an accelerated board declassification process (resulting in the annual election of directors), adopting majority voting for directors, eliminating supermajority approval requirements, permitting the Company's stockholder rights plan to expire in 2009 without renewal, implementing a formal clawback policy, and eliminating most senior executive perquisites.

        For these reasons, your Board believes that adoption of this proposal will not advance stockholder value or stockholder interests.

ACCORDINGLY, YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 7.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers, certain other officers, and persons owning more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership of such equity securities with the SEC and the NYSE To the Company's knowledge, based solely on the information furnished to the Company and written representations by such persons, all filing requirements under Section 16(a) have been complied with.

OTHER MATTERS

        The Board of Directors is aware of no other matters that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Submission of Stockholder Proposals

        Stockholder proposals intended to be presented at the 2012 annual meeting of stockholders must be received by the Company, addressed to the attention of the Company's Corporate Secretary at its principal executive offices at 1441 Broadway, New York, New York 10018, no later than November 30, 2011 in order to be included in the Company's proxy statement relating to that meeting. Moreover, pursuant to SEC rules, if a stockholder notifies the Company after February 19, 2012 of an intent to present a proposal at the Company's 2012 annual meeting of stockholders, the proxies named on the proxy card for such meeting will have the right to exercise their discretionary voting authority with respect to such proposal, if presented at such meeting, without including information regarding such proposal in the Company's proxy materials.

Company Code of Ethics and Business Practices

        The Company has established a Code of Ethics and Business Practices which applies to all of its associates, including the Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer, as well as to the Company's Board of Directors. A copy of the Code is available on the Company's website at www.lizclaiborneinc.com under "Corporate Governance" in the Investor Relations section. A copy may also be obtained by sending a request care of the Company's Corporate Secretary at 1441 Broadway, New York, NY 10018. The Company will disclose on the Company's website any amendment to the Code and any waiver of the Code with respect to the Company's Directors or executive officers. The Company has established a Compliance Committee, consisting of Nicholas Rubino, Senior Vice President—Chief Legal Officer, General Counsel and Secretary, Andrew C. Warren, Executive Vice President—Chief Financial Officer and Lisa Piovano Machacek, Senior Vice President—Chief Human Resources Officer, with responsibility for administering the Code.

By Order of the Board of Directors

NICHOLAS RUBINO
 Senior Vice President—Chief Legal Officer,
General Counsel and Secretary

New York, New York
April 7, 2011

EXHIBIT A

LIZ CLAIBORNE, INC.
2011 STOCK INCENTIVE PLAN

ARTICLE I
General

  1.1    Purpose

        The Liz Claiborne, Inc. 2011 Incentive Plan (the "Plan") is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the business of Liz Claiborne, Inc. (the "Company") depends, and who are responsible for the management, growth and protection of the business of the Company, with incentives to: (a) enter into and remain in the service of the Company, a Company subsidiary or a Company joint venture, (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company (whether directly or indirectly through enhancing the long-term performance of a Company subsidiary or a Company joint venture). The Plan is also designed to provide certain "performance-based" compensation to these key persons.

  1.2    Administration

          (a)    Administration by Committee; Constitution of Committee.    The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Board") or such other committee or subcommittee as the Board may designate or as shall be formed by the abstention or recusal of a non-Qualified Member (as defined below) of such committee (the "Committee"). The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. While it is intended that at all times that the Committee acts in connection with the Plan, the Committee shall consist solely of Qualified Members, the number of whom shall not be less than two, the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan. A "Qualified Member" is an individual who is both a "non-employee director" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act") and an "outside director" within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

          (b)    Committee's Authority.    The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Grant Certificates executed pursuant to Section 2.1, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) to amend the Plan to reflect changes in applicable law.

          (c)    Committee Action; Delegation.    Actions of the Committee shall be taken by the vote of a majority of its members. To the extent permitted by applicable law, any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. Notwithstanding the foregoing or any other provision of the Plan, the Committee or, pursuant to Section 1.2(a), the Board, may delegate to one or more officers of the Company the authority to designate the individuals (other than such officer(s)), among those eligible to receive awards pursuant to the terms of the Plan, who will receive rights or options under the Plan and the size of each such grant, to the fullest extent permitted by Section 157 of the Delaware General Corporation Law (or any successor provision thereto), provided that the Committee shall itself grant awards to those individuals who could reasonably be considered to be subject to the insider trading provisions of section 16 of the 1934 Act or whose awards could reasonably be expected to be subject to the deduction limitations of section 162(m) of the Code.

          (d)    Determinations Final.    The determination of the Committee on all matters relating to the Plan or any Grant Certificate shall be final, binding and conclusive.

          (e)    Limit on Committee Members' Liability.    No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

  1.3    Persons Eligible for Awards

        The persons eligible to receive awards under the Plan are those officers, directors (whether or not they are employed by the Company), and executive, managerial, professional or administrative employees of, and consultants to, the Company, its subsidiaries and its joint ventures (collectively, "key persons") as the Committee in its sole discretion shall select.

  1.4    Types of Awards Under Plan

        Awards may be made under the Plan in the form of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) restricted stock, (e) restricted stock units, (f) unrestricted stock, and (g) performance shares, all as more fully set forth in Article II. The term "award" means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of the Company or a parent or subsidiary (within the meaning of section 424 of the Code) of the Company on the date of grant. Notwithstanding any provision of the Plan, to the extent any Award would be subject to Section 409A of the Code, no such Award may be granted if it would fail to comply with the requirements set forth in Section 409A of the Code.

  1.5    Shares Available for Awards

          (a)    Aggregate Number Available; Certificate Legends.    The total number of shares of common stock of the Company ("Common Stock") with respect to which awards may be granted pursuant to the Plan shall not exceed the sum of (i) 3,000,000 shares, of which no more than 1,500,000 of those shares in the aggregate may be granted pursuant to restricted stock awards, restricted stock unit awards, unrestricted stock awards or performance shares and (ii) any shares which were reserved under the Liz Claiborne, Inc. 2005 Stock Incentive Plan ("2005 Plan") (including shares originally reserved under the Liz Claiborne, Inc. 2002 Stock Incentive Plan ("2002 Plan")) and were not issued or subject to awards as of the date of shareholder approval of this Plan, and (iii) any shares subsequently returned to the 2002 Plan or the 2005 Plan under the terms of each such plan, as applicable, as a result of the cancellation, termination or forfeiture of an award, settlement of an award for cash, or the withholding or application of shares in connection with the exercise of an award or the withholding of taxes related thereto. For purposes of computing the number of shares available for grant, awards other than stock options and stock appreciation rights will be counted against the Plan maximum in a 1.6-to-1.0 ratio. Shares issued pursuant to the Plan may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company's treasury or Common Stock acquired by the Company for the purposes of the Plan.

          (b)    Adjustment Upon Changes in Common Stock.    Upon certain changes in Common Stock, the number of shares of Common Stock available for issuance with respect to awards that may be granted under the Plan pursuant to Section 1.5(a), shall be adjusted pursuant to Section 3.7(a).

          (c)    Certain Shares to Become Available Again.    The following shares of Common Stock shall again become available for awards under the Plan: any shares that are subject to an award under the Plan and that remain unissued upon the cancellation or termination of such award for any

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  reason whatsoever; any shares of restricted stock forfeited pursuant to Section 2.7(d), provided that any dividends paid on such shares are also forfeited pursuant to such Section 2.7(d); and any shares in respect of which a stock appreciation right or performance share award is settled for cash.

          (d)    Individual Limits.    Except for the limits set forth in this Section 1.5(d) and in Section 2.2(g), no provision of this Plan shall be deemed to limit the number or value of shares with respect to which the Committee may make awards to any eligible person.

            (i)    Subject to adjustment as provided in Section 3.7(a), the total number of shares of Common Stock with respect to which awards may be granted to any one employee of the Company or a subsidiary during any one calendar year shall not exceed 1,000,000 shares. Stock options and stock appreciation rights granted and subsequently canceled or deemed to be canceled in a calendar year count against this limit even after their cancellation.

            (ii)    Director Limit.    A director of the Company who is not also an employee of the Company shall not be granted awards in any calendar year that, in the aggregate, result in the Company recognizing an expense in excess of $150,000 in connection with the grant of such awards, provided that any awards granted as part of a director's annual retainer shall not be included in such limit.

  1.6    Definitions of Certain Terms

        (a)   The term "cause" in connection with a termination of employment by for cause shall mean:

          (i)    to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company, a Company subsidiary or a Company joint venture, which agreement contains a definition of "cause," cause shall consist of those acts or omissions that would constitute "cause" under such agreement, provided, however, that any act or omission related to grantee's disability only shall constitute "cause" with respect to Section 3.8 hereof; and otherwise,

          (ii)   the grantee's termination of employment by the Company or an affiliate on account of any one or more of the following:

            (A)  grantee's willful and intentional repeated failure or refusal, continuing after notice that specifically identifies the breach(es) complained of, to perform substantially his or her material duties, responsibilities and obligations (other than a failure resulting from grantee's incapacity due to physical or mental illness or other reasons beyond the control of grantee), and which failure or refusal results in demonstrable direct and material injury to the Company;

            (B)  any willful and intentional act or failure to act involving fraud, misrepresentation, theft, embezzlement, dishonesty or moral turpitude (collectively, "Fraud") which results in demonstrable direct and material injury to the Company;

            (C)  conviction of (or a plea of nolo contendere to) an offense which is a felony in the jurisdiction involved or which is a misdemeanor in the jurisdiction involved but which involves Fraud; and

            (D)  grantee's material breach of a written policy of the Company or the rules of any governmental or regulatory body applicable to the Company.

        Any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a grantee or at law or in equity. Any determination of whether a grantee's employment is (or is deemed to have been) terminated for cause for purposes of the Plan or any award hereunder shall be made by the Committee

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in its sole discretion. If, subsequent to a grantee's voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee's employment could have been terminated for cause, the Committee may deem such grantee's employment to have been terminated for cause. A grantee's termination of employment for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.

        (b)   The term "disability" shall mean: (x) except in connection with an incentive stock option, any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee's position (with or without reasonable accommodation) for a period of six consecutive months and (y) in connection with an incentive stock option, a disability described in section 422(c)(6) of the Code. The existence of a disability shall be determined by the Committee in its sole discretion.

        (c)   The term "employment" shall be deemed to mean an employee's employment with, or a consultant's provision of services to, the Company, any Company subsidiary or any Company joint venture and each Board member's service as a Board member.

        (d)   The "Fair Market Value" of a share of Common Stock on any day shall be the closing price on the New York Stock Exchange as reported for such day in The Wall Street Journal or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable day. Notwithstanding the foregoing, if deemed necessary or appropriate by the Committee, the Fair Market Value of a share of Common Stock on any day shall be determined by the Committee. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

        (e)   The term "incentive stock option" means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Grant Certificate. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "non-qualified stock option."

        (f)    The terms "parent corporation" and "subsidiary corporation" shall have the meanings given them in sections 424(e) and (f) of the Code, respectively.

        (g)   A grantee shall be deemed to have a "termination of employment" upon (i) the date the grantee ceases to be employed by, or to provide consulting services for, the Company, any Company subsidiary or Company joint venture, or any corporation (or any of its subsidiaries) which assumes the grantee's award in a transaction to which section 424(a) of the Code applies; or (ii) the date the grantee ceases to be a Board member, provided, however, that in the case of a grantee (x) who is, at the time of reference, both an employee or consultant and a Board member, or (y) who ceases to be engaged as an employee, consultant or Board member and immediately is engaged in another of such relationships with the Company, any Company subsidiary or Company joint venture, the grantee shall be deemed to have a "termination of employment" upon the later of the dates determined pursuant to subparagraphs (i) and (ii) above. For purposes of clause (i) above, a grantee who continues his or her employment or consulting relationship with: (A) a Company subsidiary subsequent to its sale by the Company, or (B) a Company joint venture subsequent to the Company's sale of its interests in such joint venture, shall have a termination of employment upon the date of such sale. The Committee may in its sole discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of any such leave of absence on awards theretofore made under the Plan.

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ARTICLE II
Awards Under the Plan

  2.1    Certificates Evidencing Awards

        Each award granted under the Plan (except an award of unrestricted stock) shall be evidenced by a written certificate ("Grant Certificate") which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Grant Certificate.

  2.2    Grant of Stock Options and Stock Appreciation Rights

          (a)    Stock Option Grants.    The Committee may grant incentive stock options and non-qualified stock options (collectively, "options") to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.

          (b)    Stock Appreciation Right Grants; Types of Stock Appreciation Rights.    The Committee may grant stock appreciation rights to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. The terms of a stock appreciation right may provide that it shall be automatically exercised for a cash payment upon the happening of a specified event that is outside the control of the grantee and that it shall not be otherwise exercisable. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with an option may be granted at or after the time of grant of such option.

          (c)    Nature of Stock Appreciation Rights.    The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Grant Certificate, to receive from the Company an amount equal to (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over the Fair Market Value of a share of Common Stock on the date of grant (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (ii) the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Administrator shall determine in its sole discretion. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.

          (d)    Option Exercise Price.    Each Grant Certificate with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its sole discretion; provided, however, that the option exercise price shall be not less than the Fair Market Value of a share of Common Stock on the date the option is granted and the par value of a share of Common Stock.

          (e)    Exercise Period.    Each Grant Certificate with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable,

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  whether in whole or in part. Such periods shall be determined by the Committee in its sole discretion; provided, however, that no stock option or stock appreciation right shall be exercisable more than 7 years after the date of grant, and provided further that, except as and to the extent that the Committee may otherwise provide pursuant to Sections 2.5, 3.7 or 3.8, no option or stock appreciation right shall be exercisable prior to the first anniversary of the date of grant. (See the default exercise period provided for under Sections 2.3(a) and (b).)

          (f)    Incentive Stock Option Limitation: $100,000 Limitation.    To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are first exercisable by any employee during any calendar year shall exceed $100,000, or such other amount as may be permitted from time to time under section 422 of the Code, such options shall be treated as non-qualified stock options.

          (g)    Incentive Stock Option Limitation: 10% Owners.    Notwithstanding the provisions of paragraphs (d) and (e) of this Section 2.2, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (i) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

  2.3    Exercise of Options and Stock Appreciation Rights

        Subject to the other provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

          (a)    Exercisability of Options.    Unless the applicable Grant Certificate otherwise provides, an option or stock appreciation right shall become exercisable with respect to 25%, 25% and 50%, respectively, of the shares subject to such option or stock appreciation right on the first three anniversaries of the grant date. Unless the applicable Grant Certificate otherwise provides, once an installment becomes exercisable, it shall remain exercisable until the earlier of (i) the seventh anniversary of the date of grant of the award or (ii) the expiration, cancellation or termination of the award.

          (b)    Timing and Extent of Exercise.    Unless the applicable Grant Certificate otherwise provides, (i) an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable and (ii) a stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised.

          (c)    Notice of Exercise.    An option or stock appreciation right shall be exercised by the filing of a written notice with the Company or the Company's designated exchange agent (the "exchange agent"), on such form and in such manner as the Committee shall in its sole discretion prescribe.

          (d)    Payment of Exercise Price.    Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; or (ii) with the consent of the Committee, by delivery of shares of Common Stock owned by the grantee having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full option exercise price; or (iii) in the sole discretion of the

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  Committee and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Committee may from time to time prescribe.

          (e)    Issuance of Shares Upon Exercise.    Promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right, the Company or its exchange agent shall, subject to the provisions of Section 3.2, establish, in the name of the grantee or to such other person as may then have the right to exercise the award, an account evidencing in uncertificated form ownership of the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, a grantee may direct the Company, or its exchange agent, as the case may be, to establish such account in the name of the grantee's stockbroker.

          (f)    No Stockholder Rights.    No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the establishment of an account to record such stock ownership in uncertificated form. Except as otherwise provided in Section 1.5(b), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such account is established.

  2.4    Compensation in Lieu of Exercise of an Option

        Upon written application of the grantee of an option, the Committee may in its sole discretion determine to substitute, for the exercise of such option, compensation to the grantee not in excess of the difference between the option exercise price and the Fair Market Value of the shares covered by such written application on the date of such application. Such compensation may be in cash, shares of Common Stock or both, and the payment thereof may be subject to conditions, all as the Committee shall determine in its sole discretion. In the event compensation is substituted pursuant to this Section 2.4 for the exercise, in whole or in part, of an option, the number of shares subject to the option shall be reduced by the number of shares for which such compensation is substituted.

  2.5    Termination of Employment; Death Subsequent to a Termination of Employment

          (a)    General Rule.    Except to the extent otherwise provided in paragraphs (b), (c), (d) or (e) of this Section 2.5 or Section 3.8(b)(ii) or by the Committee in the Award Certificate or otherwise, a grantee whose employment terminates may exercise any outstanding option or stock appreciation right on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur within three months after termination of employment but in no event after the original expiration date of the award.

          (b)    Termination for Cause; Resignation.    If a grantee's employment is terminated for cause or the grantee resigns without the Company's prior consent, all options and stock appreciation rights not theretofore exercised shall terminate upon the commencement of business on the date of the grantee's termination of employment.

          (c)    Retirement.    If a grantee terminates employment as the result of his or her retirement, then any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur by the earlier of (A) the third anniversary of such termination of employment, or (B) the original expiration date of the award. For this purpose "retirement" shall mean a grantee's termination of employment, under circumstances other than those described in paragraph (b) above, on or after: (x) the grantee's 65th birthday, (y) the date on which the grantee has attained age 60 and

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  completed at least six years of vesting service (within the meaning of the Company's 401(k) and profit-sharing plan as it may be amended from time to time) or (z) if approved by the Committee, on or after the grantee has completed at least 20 years of vesting service.

          (d)    Disability.    If a grantee's employment terminates of by reason of a disability, then any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur by the earlier of (A) the first anniversary of the grantee's termination of employment, or (B) the original expiration date of the award.

          (e)    Death.

            (i)    Termination of Employment as a Result of Grantee's Death.    If a grantee's employment terminates due to his death, then any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (A) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death; and (B) exercise must occur by the earlier of (1) the first anniversary of the grantee's termination of employment, or (2) the original expiration date of the award.

            (ii)    Death Subsequent to a Termination of Employment.    If a grantee dies subsequent to terminating employment but prior to the expiration of the exercise period with respect to a stock option or a stock appreciation right (as provided by paragraphs (a), (c), or (d) above), then the award shall remain exercisable until the earlier to occur of (A) the first anniversary of the grantee's date of death or (B) the original expiration date of the award.

            (iii)    Restrictions on Exercise Following Death.    Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator or other duly appointed representative reasonably acceptable to the Committee, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Grant Certificate which would have applied to the grantee including, without limitation, the provisions of Sections 3.2 and 3.8 hereof.

          (f)    Special Rules for Incentive Stock Options.    An option may not be treated as an incentive stock option to the extent that it remains exercisable for more than three months following a grantee's termination of employment for any reason other than death (including death within three months after the termination of employment or within one year after a termination due to disability) or disability, or for more than one year following a grantee's termination of employment as the result of disability.

  2.6    Transferability of Options and Stock Appreciation Rights

        Except as otherwise provided in an applicable Grant Certificate evidencing an option or stock appreciation right, during the lifetime of a grantee, each option or stock appreciation right granted to a grantee shall be exercisable only by the grantee and no option or stock appreciation right shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable Grant Certificate evidencing an option (other than an incentive stock option to the extent inconsistent with the requirements of section 422 of the Code applicable to incentive stock options) or a stock appreciation right, permit a grantee to transfer all or some of the options or stock appreciation rights, as applicable, to (A) the grantee's spouse, children or grandchildren ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such

8

Immediate Family Members, or (C) other parties approved by the Committee in its sole discretion. Following any such transfer, any transferred options and stock appreciation rights shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. In no event may any such transfer be in exchange for any value or consideration.

  2.7    Grant of Restricted Stock

          (a)    Restricted Stock Grants.    The Committee may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by accepting delivery of a Grant Certificate in such form as the Committee shall determine and, in the event the restricted shares are newly issued by the Company, makes payment to the Company or its exchange agent by certified or official bank check (or the equivalent thereof acceptable to the Company) in an amount at least equal to the par value of the shares covered by the award.

          (b)    Issuance of Shares.    Promptly after a grantee accepts a restricted stock award, the Company or its exchange agent shall establish an account evidencing in uncertificated form ownership of the shares of Common Stock covered by the award. Upon the establishment of such account, the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provision described in paragraphs (d) and (e) of this Section 2.7; (ii) in the Committee's sole discretion, a requirement that any dividends paid on such shares shall be held in escrow until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable Grant Certificate.

          (c)    Vesting/Nontransferability.    Until they vest, shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Grant Certificate. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to a period of continued employment with the Company, the attainment of performance goals or other conditions or a combination of such conditions) on which the nontransferability of the restricted stock shall lapse, provided, however, that, subject to Section 2.11 of the Plan and except to the extent based upon the attainment of performance goals, the nontransferability shall not lapse in full until the third anniversary of the grant date and no portion of the nontransferability shall lapse before the first anniversary of the grant date.

          (d)    Consequence of Termination of Employment.    Except as may otherwise be provided by the Committee at any time prior to a grantee's termination of employment, a grantee's termination of employment for any reason (including death) shall cause the immediate forfeiture of all shares of restricted stock that have not yet vested as of the date of such termination of employment. All dividends paid on such shares also shall be forfeited, unless the Committee determines otherwise in its sole discretion.

  2.8    Grant of Restricted Stock Units

          (a)    Restricted Stock Unit Grants.    The Committee may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other award under the Plan. A

9

  grantee of a restricted stock unit award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by accepting delivery of a Grant Certificate in such form as the Committee shall determine. A grant of a restricted stock unit entitles the grantee to receive a share of Common Stock or, in the sole discretion of the Committee, the value of a share, on the date that such restricted stock unit vests.

          (b)    Vesting/Nontransferability.    Until they vest, restricted stock units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Grant Certificate. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to a period of continued employment with the Company, the attainment of performance goals or other conditions or a combination of such conditions) on which the restricted stock units shall vest, provided, however, that, subject to Section 2.11 of the Plan and except to the extent based upon the attainment of performance goals, an award of restricted stock units shall not vest in full until the third anniversary of the grant date and no portion of the award shall vest before the first anniversary of the grant date.

          (c)    Consequence of Termination of Employment.    Except as may otherwise be provided by the Committee at any time prior to a grantee's termination of employment, a grantee's termination of employment for any reason (including death) shall cause the immediate forfeiture of all restricted stock units that have not yet vested as of the date of such termination of employment.

          (d)    Stockholder Rights.    The grantee of a restricted stock unit will have the rights of a stockholder only as to shares for which an account has been established evidencing the grantee's ownership and not with respect to any other shares subject to the award.

  2.9    Grant of Unrestricted Stock

        The Committee may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan, to such key persons and in such amounts and subject to such forfeiture provisions as the Committee shall determine in its sole discretion. Shares may be thus granted or sold in respect of past services or other valid consideration, provided, however, that any such awards to employees or directors shall involve a number of shares determined by the Committee as being reasonable and shall be identified as being granted in lieu of salary or cash bonus.

  2.10    Grant of Performance Shares

          (a)    Performance Share Grants.    The Committee may grant performance share awards to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall in its sole discretion determine, subject to the provisions of the Plan; provided, however, that, the minimum performance period for any performance shares granted hereunder shall be one year. Such an award shall entitle the grantee to acquire shares of Common Stock, or to be paid the value thereof in cash, as the Committee shall determine, if specified performance goals are met. Performance shares may be awarded independently of, or in connection with, any other award under the Plan. A grantee shall have no rights with respect to a performance share award unless such grantee accepts the award by accepting delivery of a Grant Certificate at such time and in such form as the Committee shall determine.

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          (b)    Stockholder Rights.    The grantee of a performance share award will have the rights of a stockholder only as to shares for which an account has been established evidencing ownership of the stock in uncertificated form and not with respect to any other shares subject to the award.

          (c)    Consequence of Termination of Employment.    Except as may otherwise be provided by the Committee at any time prior to a grantee's termination of employment, the rights of a grantee of a performance share award shall automatically terminate upon the grantee's termination of employment by the Company and its subsidiaries for any reason (including death).

          (d)    Payment of Award.    The grantee of a performance share award shall receive the shares of Common Stock or cash payment subject to such award as soon as practicable following the satisfaction of the applicable performance goals, but in no event later than 2 1/2 months after the year in which the performance goals were satisfied.

          (e)    Tandem Grants; Effect on Exercise.    Except as otherwise specified by the Committee, (i) a performance share award granted in tandem with an option may be exercised only while the option is exercisable, (ii) the exercise of a performance share award granted in tandem with any other award shall reduce the number of shares subject to such other award in the manner specified in the applicable Grant Certificate, and (iii) the exercise of any award granted in tandem with a performance share award shall reduce the number of shares subject to the performance share award in the manner specified in the applicable Grant Certificate.

          (f)    Nontransferability.    Performance shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Grant Certificate.

  2.11    Committee Discretion with Respect to Vesting

        If the Committee determines that it is in the best interests of the Company, the Committee, in the applicable Grant Certificate, may waive or modify the minimum periods of nontransferability set forth in Sections 2.7(c) and 2.8(b) with respect to an aggregate of 200,000 shares of Common Stock.

  2.12    Right of Recapture

        If at any time after the date on which a grantee has been granted or become vested in an award pursuant to the achievement of performance goals under this Article II or Section 3.9, the Committee determines that the earlier determination as to the achievement of the performance goals was based on incorrect data, amounts awarded may be recalculated and adjusted to reflect the corrected data. If the subsequent determination is that the performance goals had not been achieved or had been achieved to a lesser extent than originally determined, then (i) any award or portion of an award granted based on such incorrect determination shall be forfeited, (ii) any award or portion of an award that became vested based on such incorrect determination shall be deemed to be not vested, and (iii) any amounts paid to the grantee based on such incorrect determination shall be paid by the grantee to the Company upon notice from the Company. If the subsequent determination is that the performance goals were achieved to a greater extent than originally determined, the Committee may appropriately grant or vest any awards.

ARTICLE III
Miscellaneous

  3.1    Amendment of the Plan; Modification of Awards

          (a)    Amendment of the Plan.    Subject to Section 3.1(b), the Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations of the grantee

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  under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Committee that in any way alters or affects the tax treatment of any award or that in the sole discretion of the Board is necessary to prevent an award from being subject to tax under Section 409A of the Code shall not be considered to materially impair any rights of any grantee.

          (b)    Stockholder Approval Requirement.    Stockholder approval shall be required with respect to any amendment to the Plan (i) which increases the aggregate number of shares which may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options, (ii) which otherwise materially increases the benefits under the Plan, (iii) to the extent required by stock exchange rules, or (iv) to the extent the Board determines that stockholder approval is necessary to enable awards under the Plan to comply with Sections 422 or 162(m) of the Code.

          (c)    Modification of Awards.    The Committee may cancel any award under the Plan. The Committee also may amend any outstanding Grant Certificate, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or vested or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Grant Certificate; or (iii) waive or amend the operation of Section 2.5 with respect to the termination of the award upon termination of employment, provided however, that the Committee may not (w) lower the exercise price of an outstanding option or stock appreciation right, (x) cancel an option or stock appreciation right in exchange for a new option or stock appreciation right with a lower exercise price, (y) cancel an option or stock appreciation right in exchange for a different type of award under the Plan that has a value that is greater than the excess of the fair market value of the applicable shares on the date of such exchange over the exercise price or (z) authorize the payment of cash in lieu of the exercise of an option or stock appreciation right in an amount that is greater than the excess of the fair market value of the applicable shares on the date of such payment over the exercise price. However, any such cancellation or amendment (other than an amendment pursuant to Sections 3.7 or 3.8(b)) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award). Under no circumstances may the Committee modify an award in a manner that would cause the award to be subject to tax under Section 409A of the Code.

  3.2    Consent Requirement

          (a)    No Plan Action without Required Consent.    If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

          (b)    Consent Defined.    The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all

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  consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

  3.3    Nonassignability

        Except as provided in Sections 2.5(e), 2.6, 2.7(c) and 2.10(f): (a) no award or right granted to any person under the Plan or under any Grant Certificate shall be assignable or transferable other than by will or by the laws of descent and distribution; and (b) all rights granted under the Plan or any Grant Certificate shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

  3.4    Requirement of Notification of Election Under Section 83(b) of the Code

        If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

  3.5    Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

        Each grantee of an incentive stock option shall notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

  3.6    Withholding Taxes

          (a)    With Respect to Cash Payments.    Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

          (b)    With Respect to Delivery of Common Stock.    Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall withhold from delivery shares having a value equal to the minimum amount of federal, state and other governmental tax withholding requirements related thereto. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. In lieu of such withholding, the grantee may elect, and the Company may require as a condition of delivery, that the grantee remit to the Company an amount in cash sufficient in the opinion of the Company to satisfy all or any portion of such tax withholding requirements. Such a withholding election may be made with respect to the shares to be delivered pursuant to an award.

  3.7    Adjustment Upon Changes in Common Stock

          (a)    Shares Available for Grants.    In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Common Stock with respect to which the Committee may grant awards under Article II hereof, as described in Section 1.5(a), and the individual annual limit described in Section 1.5(d), shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or

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  transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which awards: (i) may be granted under Article II hereof and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the Committee may deem appropriate, unless such adjustment would cause any award that would otherwise qualify as performance based compensation with respect to a "162(m) covered employee" (as defined in Section 3.9(a)(i)), to cease to so qualify.

          (b)    Outstanding Restricted Stock, Restricted Stock Units and Performance Shares.    Unless the Committee in its sole discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock, which has not yet vested, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or other custodian designated by the Company.

          The Committee shall, in its sole discretion, adjust any grant of restricted stock units or performance shares payable in shares of Common Stock, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of grantees.

          (c)    Outstanding Options and Stock Appreciation Rights—Increase or Decrease in Issued Shares Without Consideration.    Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding option and stock appreciation right, the exercise price-per-share of Common Stock of each such option and stock appreciation right.

          (d)    Outstanding Options and Stock Appreciation Rights—Certain Mergers.    Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each option and stock appreciation right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such option or stock appreciation right would have received in such merger or consolidation.

          (e)    Outstanding Options and Stock Appreciation Rights—Certain Other Transactions.    In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its sole discretion, have the power to:

            (A)  cancel, effective immediately prior to the occurrence of such event, each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (x) the value, as determined by the Committee in its sole discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (y) the exercise price of such option or stock appreciation right; or

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            (B)  provide for the exchange of each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property which a holder of the number of shares of Common Stock subject to such option or stock appreciation right would have received and, incident thereto, make an equitable adjustment as determined by the Committee in its sole discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the grantee to whom such option or stock appreciation right was granted in partial consideration for the exchange of the option or stock appreciation right.

          (f)    Outstanding Options and Stock Appreciation Rights—Other Changes.    In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.7(c), (d) or (e) hereof, the Committee may, in its sole discretion, make such adjustments in the number and class of shares subject to options and stock appreciation rights outstanding on the date on which such change occurs and in the per-share exercise price of each such option and stock appreciation right as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (i) the Fair Market Value of Common Stock on the date of such cancellation over (ii) the exercise price of such option or stock appreciation right.

          (g)    No Other Rights.    Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any option or stock appreciation right.

  3.8    Change-in-Control

          (a)    Change-in-Control Defined.    For purposes of this Section 3.8, a "Change-in-Control" shall be deemed to have occurred upon the happening of any of the following events: (i) any "person," including a "group," as such terms are defined in sections 13(d) and 14(d) of the 1934 Act and the rules promulgated thereunder, other than an employee benefit plan sponsored or maintained by the Company or any entity affiliated with such a plan or the Company, becomes the beneficial owner, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, of more than 50% of the outstanding shares of Common Stock of the Company; (ii) any "person," including a "group," as such terms are defined in sections 13(d) and 14(d) of the 1934 Act and the rules promulgated thereunder, other than an employee benefit plan sponsored or maintained by the Company or any entity affiliated with such a plan or the Company, becomes the beneficial owner, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, in one or more transactions within any 12-month period, of 35% or more of the outstanding shares of Common Stock of the Company; (iii) any merger, consolidation, reorganization or similar event of the Company, as a result of which the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least fifty percent (50%) of the aggregate

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  voting power of the capital stock of the surviving entity; (iv) the sale of all or substantially all of the assets of the Company; or (v) the election or appointment during any 12-month period of a majority of the members of the Board whose election or appointment is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

          (b)    Effect of a Change in Control.    Upon the occurrence of a Change in Control:

            (i)    to the extent permitted by law, the Committee may, in its sole discretion, amend any Grant Certificate in such manner as it deems appropriate, provided however, that no such amendment may lower the exercise price of an outstanding option or stock appreciation right;

            (ii)   if the grantee's employment is terminated by the Company (or any successor entity) other than due to cause or disability, as defined below, or by the grantee for good reason, as defined below, concurrent with or within one year following the Change in Control, then unless the applicable Grant Certificate explicitly provides otherwise, (1) the awards of the grantee shall become fully vested and immediately exercisable, and (2) the grantee may exercise any outstanding option or stock appreciation right, until the earlier of (A) the original expiration date of the award and (B) the later of (x) the date provided for under the terms of Section 2.5 without reference to this Section 3.8(b)(iii) and (y) the first anniversary of the grantee's termination of employment.

          (c)   For purposes of this Section 3.8, "good reason" shall mean the occurrence of one or more of the following events, unless a Grant Certificate provides a different definition:

            (i)    The grantee is assigned duties materially inconsistent with grantee's position at the applicable date, without grantee's consent;

            (ii)   a material breach by the Company of any of its material obligations under any employment agreement between the grantee and the Company then in effect;

            (iii)  a material reduction in grantee's base salary, other than a reduction that is applied to all similarly situated employees; or

            (iv)  the Company moves grantee's work location by more than 100 miles, provided such move increases the grantee's commuting distance by more than 100 miles.

  Unless the grantee shall give the Company notice of any event which, after any applicable 30 day grace period would constitute Good Reason within 90 days of the grantee first knowing of the event, such event shall cease to be an event constituting good reason.

  3.9    Limitations Imposed by Section 162(m)

          (a)    Qualified Performance-Based Compensation.    To the extent the Committee determines it is desirable to grant an award to an individual it anticipates might be a "162(m) covered employee" (as defined below), with respect to which award the compensation realized by the grantee will or may not otherwise be deductible by operation of section 162(m) of the Code, the Committee may, as part of its effort to have such an award treated as "qualified performance-based compensation" within the meaning of Code section 162(m), make the granting and/or vesting of the award subject to the attainment of one or more pre-established objective performance goals during a performance period, as set forth below.

            (i)    Covered Employees.    An individual is a "162(m) covered employee" if he or she is a "covered employee" within the meaning of Section 162(m)(3) of the Code. Currently, that includes any individual who, as of the last day of the Company's taxable year for which the compensation related to an award would otherwise be deductible (without regard to section 162(m)), he or she is (A) the chief executive officer of the Company (or is acting in such capacity) or (B) one of the three highest compensated officers of the Company other than the chief executive officer and the chief financial officer. Whether an individual is

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    described in either clause (A) or (B) above shall be determined in accordance with applicable regulations under section 162(m) of the Code.

            (ii)    Performance Goals.    Prior to the ninety-first (91st) day of the applicable performance period or during such other period as may be permitted under Section 162(m) of the Code, the Committee shall establish one or more objective performance goals with respect to such performance period. Such performance goals shall be expressed in terms of one or more of the following criteria: (a) earnings (either in the aggregate or on a per-share basis, reflecting dilution of shares as the Committee deems appropriate and, if the Committee so determines, net of or including dividends); (b) gross or net sales; (c) cash flow(s) (including either operating or net cash flows); (d) financial return ratios; (e) total shareholder return, shareholder return based on growth measures or the attainment by the shares of a specified value for a specified period of time, share price or share price appreciation; (f) value of assets, return or net return on assets, net assets or capital (including invested capital); (g) adjusted pre-tax margin; (h) margins, profits and expense levels; (i) dividends; (j) market share, market penetration or other performance measures with respect to specific designated products or product groups and/or specific geographic areas; (k) reduction of losses, loss ratios or expense ratios; (l) reduction in fixed costs; (m) operating cost management; (n) cost of capital; (o) debt reduction; (p) productivity improvements; (q) inventory turnover measurements; or (r) customer satisfaction based on specified objective goals or a Company-sponsored customer survey. Each such performance goal may (1) be expressed with respect to the Company as a whole or with respect to one or more divisions or business units, (2) be expressed on a pre-tax or after-tax basis, (3) be expressed on an absolute and/or relative basis, (4) employ comparisons with past performance of the Company (including one or more divisions) and/or (5) employ comparisons with the current or past performance of other companies, and in the case of earnings-based measures, may employ comparisons to capital, stockholders' equity and shares outstanding.

    To the extent applicable, the measures used in performance goals set under the Plan shall be determined in accordance with generally accepted accounting principles ("GAAP") and in a manner consistent with the methods used in the Company's regular reports on Forms 10-K and 10-Q, without regard to any of the following, unless otherwise determined by the Committee consistent with the requirements of Section 162(m)(4)(C) and the regulations thereunder:

              (A)  all items of gain, loss or expense for a fiscal year that are related to special, unusual or non-recurring items, events or circumstances affecting the Company or the financial statements of the Company;

              (B)  all items of gain, loss or expense for a fiscal year that are related to (i) the disposal of a business or discontinued operations or (ii) the operations of any business acquired by Company during the fiscal year; and

              (C)  all items of gain, loss or expense for a fiscal year that are related to changes in accounting principles or to changes in applicable law or regulations.

    To the extent any objective performance goals are expressed using any earnings or sales-based measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee and established at the time the applicable performance goals are established.

            (iii)    Performance Period.    The Committee in its sole discretion shall determine the length of each performance period.

          (b)    Nonqualified Deferred Compensation.    Notwithstanding any other provision hereunder, prior to a Change-in-Control, if and to the extent that the Committee determines the Company's

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  federal tax deduction in respect of an award may be limited as a result of section 162(m) of the Code, the Committee may take the following actions:

            (i)    With respect to options or stock appreciation rights, the Committee may delay the exercise or payment, as the case may be, in respect of such options or stock appreciation rights until a date that is within 30 days after the grantee's termination of employment. In the event that a grantee exercises an option or stock appreciation right at a time when the grantee is a 162(m) covered employee, and the Committee determines to delay the exercise or payment, as the case may be, in respect of any such award, the Committee shall credit cash or, in the case of an amount payable in Common Stock, the Fair Market Value of the Common Stock, payable to the grantee to a book account. The grantee shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the grantee other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the grantee in the future.

            (ii)   With respect to restricted stock, restricted stock units, unrestricted stock or performance shares, the Committee may require the grantee to surrender to the Committee any Grant Certificates with respect to such awards, in order to cancel the awards of such restricted stock, restricted stock units, unrestricted stock and/or performance shares. In exchange for such cancellation, the Committee shall credit to a book account a cash amount equal to the Fair Market Value of the shares of Common Stock subject to such awards. The amount credited to the book account shall be paid to the grantee within 30 days after the earlier to occur of (A) the grantee's termination of employment and (B) the occurrence of a Change-in-Control. The grantee shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the grantee other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the grantee in the future.

  3.10    Right of Discharge Reserved

        Nothing in the Plan or in any Grant Certificate shall confer upon any grantee the right to continue employment with the Company or affect any right which the Company may have to terminate such employment.

  3.11    Nature of Payments

          (a)    Consideration for Services Performed.    Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

          (b)    Not Taken into Account for Benefits.    All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically otherwise provides.

  3.12    Non-Uniform Determinations

        The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether

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or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Grant Certificates, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6(c).

  3.13    Other Payments or Awards

        Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

  3.14    Headings

        Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

  3.15    Effective Date and Term of Plan

          (a)    Adoption; Stockholder Approval.    The Plan was adopted by the Board on March 1, 2011, subject to approval by the Company's stockholders. All awards under the Plan prior to such stockholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

          (b)    Termination of Plan.    Unless sooner terminated by the Board or pursuant to paragraph (a) above, the provisions of the Plan respecting the grant of any award pursuant to which shares of Common Stock will be granted shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no such awards shall thereafter be made under the Plan. The provisions of the Plan respecting the conditioning of the granting or vesting awards upon the achievement of performance goals shall terminate on the fifth anniversary of the adoption of the Plan by the Board. All awards made under the Plan prior to the termination of the respective provisions shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Grant Certificates.

  3.16    Restriction on Issuance of Stock Pursuant to Awards

        The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable, within the meaning of Section 152 of the Delaware General Corporation Law, except as otherwise permitted by Section 153(c) of the Delaware General Corporation Law.

  3.17    Deferred Compensation

        The Plan is intended to comply with the requirements of Section 409A of the Code so as not to be subject to tax under Section 409A, and shall be interpreted accordingly. Notwithstanding anything else herein to the contrary, any payment scheduled to be made to the grantee after the grantee's termination of employment shall not be made until the date six months after the date of the termination of employment to the extent necessary to comply with Section 409A(a)(B)(i) and applicable Treasury Regulations. Following any such six-month delay, all such delayed payments will be paid in a single lump sum on the date six months after such termination of employment.

  3.18    Governing Law

        Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time on May 18, 2011

		INTERNET
LIZ Claiborne inc		http://www.proxyvoting.com/liz
		Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

		OR

		TELEPHONE
		1-866-540-5760
		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO#	Fulfillment#
00000	00000

FOLD AND DETACH HERE

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS, “FOR” ITEMS 2 , 4 , 5, and 6, “AGAINST “ ITEM 7, AND FOR 1 YEAR ON ITEM 3.	Please mark your votes as indicated in this example	☒

1. ELECTION OF DIRECTORS (Please vote FOR a total of only “10” Nominees) Management nominees recommends that you vote “FOR” all 10 Management Nominees listed below:									FOR	AGAINST	ABSTAIN

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN	4. Proposal to approve the Liz Claiborne, Inc. 2011 Stock Incentive Plan.	☐	☐	☐
Management nominees:

01 Bernard W. Aronson	☐	☐	☐	07 Kay Koplovitz	☐	☐	☐

02 Lawrence S. Benjamin	☐	☐	☐	08 Arthur C. Martinez	☐	☐	☐	5. Proposal to approve the issuance of 20% or more of our common stock upon conversion of the 6% convertible notes issued in June 2009.
									☐	☐	☐

03 Raul J. Fernandez	☐	☐	☐	09 William L. McComb	☐	☐	☐

04 Kenneth B. Gilman	☐	☐	☐	10 Doreen A. Toben	☐	☐	☐

05 Nancy J. Karch	☐	☐	☐					6. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2011 fiscal year.
									☐	☐	☐

06 Kenneth P. Kopelman	☐	☐	☐

	FOR	AGAINST	ABSTAIN

2. Proposal to approve the advisory (non-binding) resolution relating to executive compensation.	☐	☐	☐					7. Shareholder proposal as described in the Proxy Statement.	☐	☐	☐

Management recommends a vote for Shareholder approval every year.						In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

	1 year	2 years	3 years	ABSTAIN

3. Proposal to approve the advisory (non-binding) executive compensation frequency shareholder vote.	☐	☐	☐	☐				Mark Here for Address Change or Comments SEE REVERSE		☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

You can now access your Liz Claiborne, Inc.  account online.

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Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2010 Annual Report to Shareholders are available at: http://bnymellon.mobular.net/bnymellon/liz

FOLD AND DETACH HERE

PROXY

LIZ CLAIBORNE, INC.

Annual Meeting of Stockholders –May 19, 2011

10:00 A.M.

1441 BROADWAY

NEW YORK, NEW YORK

FOR DIRECTIONS, CALL (212) 626-5777

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints WILLIAM L. MCCOMB, NICHOLAS RUBINO AND ANDREW C. WARREN and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Liz Claiborne, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held at 1441 Broadway, New York, New York on Thursday, May 19, 2011, at 10:00 a.m., prevailing local time, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF LIZ CLAIBORNE, INC. AND WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED WITH RESPECT TO THE ELECTION OF DIRECTORS.  THE ADVISORY (NON-BINDING) RESOLUTION RELATING TO EXECUTIVE COMPENSATION AND EXECUTIVE COMPENSATION FREQENCY SHAREHOLDER VOTE, THE LIZ CLAIBORNE, INC. 2011 STOCK INCENTIVE PLAN, THE ISSUANCE OF 20% OR MORE OF OUR COMMON STOCK UPON CONVERSION OF THE 6% CONVERTIBLE NOTES ISSUED IN JUNE 2009, THE RATIFICATION OF THE APPOINTMENT OF

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, THE SHAREHOLDER PROPOSAL, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES, UPON SUCH OTHER MATTERS AS MAY PROPERTY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  TO FOLLOW THE BOARD OF DIRECTORS RECOMMENDATIONS, SIMPLY SIGN ON THE REVERSE SIDE; NO BOX NEED BE CHECKED.

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550
	SOUTH HACKENSACK, NJ 07606-9250

	(Continued and to be marked, dated and signed, on the other side)

	WO#	Fulfillment#
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